March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® 0-5 YEAR TIPS BOND ETF
Ticker: STIP	Stock Exchange: NYSE Arca
Investment Objective
The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years. Inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS' principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have less than five years remaining to maturity, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and have a notional coupon that is fixed-rate or zero. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to
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have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline due to a decline in inflation,
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deflation or changes in inflation expectations.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of bonds, even inflation-protected bonds, held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 2.20% in the 1st quarter of 2011; the worst was -0.36% in the 2nd quarter of 2012.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 12/1/2010)
Return Before Taxes	2.20%	3.28%
Return After Taxes on Distributions[1]	1.83%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.43%	2.45%
Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	2.40%	3.49%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	Formerly, Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L).
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays 0-5 Year TIPS Bond Fund to the iShares 0-5 Year TIPS Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund's income may decline due to a decline in inflation or deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Prices of bonds, even inflation-protected bonds, may fall because of a rise in interest rates. However, because most of the bonds in the Fund's portfolio are inflation-protected obligations of a government treasury that are adjusted for inflation, the Fund may be less affected by increases in interest rates and interest rate risk than conventional government bond funds with a similar average maturity.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
It is possible that prices throughout the economy may decline over time, resulting in “deflation.” If this occurs, the principal and income of inflation-protected bonds held by the Fund would likely decline in price, which could result in losses for the Fund.
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Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will
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trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and
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have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's annual report for the period ended October 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
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James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and
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these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought
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derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “STIP.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV
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(“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained
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from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to
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extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if
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married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
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Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts distributed in the taxable year as income to be characterized as a return of capital.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
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The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant
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on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,157,500	50,000	N/A	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be
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significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Oct. 31, 2012	Period from Dec. 1, 2010[a] to Oct. 31, 2011
Net asset value, beginning of period	$ 102.63	$ 99.83
Income from investment operations:
Net investment income[b]	0.58	2.58
Net realized and unrealized gain[c]	0.71	2.68
Total from investment operations	1.29	5.26
Less distributions from:
Net investment income	(0.87)	(2.33)
Return of capital	(0.02)	(0.13)
Total distributions	(0.89)	(2.46)
Net asset value, end of period	$ 103.03	$ 102.63
Total return	1.27%	5.30% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$417,261	$220,656
Ratio of expenses to average net assets[e]	0.20%	0.20%
Ratio of net investment income to average net assets[e]	0.57%	2.76%
Portfolio turnover rate[f]	31%	34%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
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the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	250	100.00%
	250	100.00%
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II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Average Annual Total Returns						Cumulative Total Returns
Year Ended 10/31/12			Inception to 10/31/12*			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1.27%	1.23%	1.47%	3.41%	3.43%	3.62%	6.64%	6.68%	7.05%

*	Total returns for the period since inception are calculated from the inception date of the Fund (12/1/10). The first day of secondary market trading in shares of the Fund was 12/3/10.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-STIP-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares CMBS ETF | CMBS | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. CMBS (ERISA Only) Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® CMBS ETF
Ticker: CMBS	Stock Exchange: NYSE Arca
Investment Objective
The iShares CMBS ETF (the “ Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. CMBS (ERISA Only) Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.25%	None	None	0.25%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, February 14, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index measures the performance of investment-grade commercial mortgage-backed securities (“CMBS”), which are classes of securities (known as “certificates”) that represent interests in “pools” of commercial mortgages. The Underlying Index includes only CMBS that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including the requirement that the certificates be rated in one of the three highest rating categories by Fitch, Inc., Moody's Investors Service, Inc. or Standard & Poor’s Ratings Services.
The Underlying Index includes investment-grade CMBS that are ERISA eligible with $300 million or more of aggregate outstanding transaction size. In addition, the original aggregate transaction must be $500 million or more and the tranche size must be $25 million or more. CMBS certificates must have an expected life of at least one year and must be either fixed-rate or subject to an interest rate cap equal to the weighted average coupon of the underlying asset pool. Excluded from the Underlying Index are non-ERISA eligible securities, agency transactions and privately-issued securities, including those which may be resold in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). The securities in the Underlying Index are updated on the last calendar day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental
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characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Commercial Mortgage-Backed Securities Risk. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgage. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small
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movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
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Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Prepayment Risk. During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays CMBS Bond Fund to the iShares CMBS ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Commercial Mortgage-Backed Securities Risk. The CMBS in which the Fund invests may be issued by entities, such as banks, mortgage lenders or other institutions. These entities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
CMBS depend on cash flows generated by underlying commercial real-estate loans, receivables or other assets, and can be significantly affected by changes in interest rates, the availability of information concerning the underlying assets and their structure, and the creditworthiness of the originators of the underlying assets.
CMBS are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund’s income. CMBS are also subject to extension risk, which is the risk that when interest rates rise, certain CMBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund's investments. Because of prepayment and extension risk, CMBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain CMBS.
In addition, the value of CMBS may be adversely affected by regulatory or tax changes. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. In recent years, the market for CMBS experienced substantially lower valuations and greatly reduced liquidity. Ongoing economic and market uncertainty suggests that CMBS may continue to be more difficult to value and to dispose of than in the past.
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Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
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Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will
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trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Prepayment Risk. During periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity, causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline in the Fund’s income.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index
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does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.25%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
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James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and
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these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought
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derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “CMBS.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV
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(“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained
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from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to
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extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if
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married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
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Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
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As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are
16

available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$2,588,500	50,000	$400	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest
17

between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 49.81
Income from investment operations:
Net investment income[b]	0.90
Net realized and unrealized gain[c]	1.94
Total from investment operations	2.84
Less distributions from:
Net investment income	(0.90)
Total distributions	(0.90)
Net asset value, end of period	$ 51.75
Total return	5.77% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$54,337
Ratio of expenses to average net assets[e]	0.25%
Ratio of net investment income to average net assets[e]	2.51%
Portfolio turnover rate[f]	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 49.81
Income from investment operations:
Net investment income[b]	0.90
Net realized and unrealized gain[c]	1.94
Total from investment operations	2.84
Less distributions from:
Net investment income	(0.90)
Total distributions	(0.90)
Net asset value, end of period	$ 51.75
Total return	5.77% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$54,337
Ratio of expenses to average net assets[e]	0.25%
Ratio of net investment income to average net assets[e]	2.51%
Portfolio turnover rate[f]	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
19

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	12	6.38%
Greater than 0.5% and Less than 1.0%	79	42.02
Between 0.5% and -0.5%	97	51.60
	188	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
5.77%	5.55%	6.46%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/14/12). The first day of secondary market trading in shares of the Fund was 2/16/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-CMBS-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares GNMA Bond ETF | GNMA | NASDAQ
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. GNMA Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® GNMA BOND ETF
Ticker: GNMA	Stock Exchange: NASDAQ
Investment Objective
The iShares GNMA Bond ETF (the “ Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. GNMA Bond Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. “Acquired Fund Fees and Expenses” reflects the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's net asset value per share (“NAV”) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). As of December 11, 2012, BFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund's investment in other registered investment companies through December 31, 2015. The contractual waiver may be terminated prior to December 31, 2015 only upon written agreement of the Trust and BFA.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1]
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waivers	Total Annual Fund Operating Expenses After Fee Waivers
0.25%	None	None	0.07%	0.32%	(0.07)%	0.25%
1 The expense information in the table has been restated, as of the Fund’s most recent fiscal year end, to reflect current fees.
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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$82	$159	$385
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, February 14, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 1,253% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is a market capitalization-weighted index that measures the performance of mortgage-backed pass-through securities issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”).
The Underlying Index includes fixed-rate mortgage pass-through securities issued by GNMA that have 30- or 15-year maturities. All securities in the Underlying Index must have a weighted average maturity of at least one year and have $250 million or more of outstanding face value. The securities in the Underlying Index are updated on the last calendar day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit
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ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. However, the Fund may at times invest up to 20% of its assets in cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in mortgage-backed pass-through securities issued by GNMA and treasury bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement (“to-be-announced (TBA) transactions”). The Fund may enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest the relevant assets in liquid, short-term instruments, including shares of money market funds advised by BFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.
The Fund’s investments in mortgage pass-through securities (including transactions occurring through TBAs) will be limited to GNMA issuances.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in
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comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
GNMA Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) represent interests in “pools” of mortgages and are subject to credit, interest rate, prepayment and extension risk. MBS react differently to changes in interest rates than other bonds and the prices of MBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of
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those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Performance Information
As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays GNMA Bond Fund to the iShares GNMA Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on The NASDAQ Stock Market (“NASDAQ”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
GNMA Mortgage-Backed Securities Risk. MBS values depend on cash flows generated by underlying real-estate loans, receivables or other assets, and can be significantly affected by changes in interest rates, the availability of information concerning the underlying assets and their structure, and the creditworthiness of the originators of the underlying assets.
MBS are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund’s income.
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MBS are also subject to extension risk, which is the risk that when interest rates rise, certain MBS will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Because of prepayment and extension risk, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS.
The Fund seeks to obtain exposure to the fixed-rate portion of U.S. agency mortgage-pass through securities, which represent a significant portion of the Underlying Index, primarily through TBA transactions. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-pass-through securities specified in the TBA transaction.
In recent years, the market for MBS experienced substantially lower valuations and greatly reduced liquidity. Ongoing economic and market uncertainty suggests that MBS may continue to be more difficult to value and to dispose of than in the past.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Fund's portfolio turnover rate.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general
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downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at
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premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA
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EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.25%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. As of December 11, 2012, BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund's investment in other registered investment companies through December 31, 2015. The contractual waiver may be terminated prior to December 31, 2015 only upon written agreement of the Trust and BFA. As of November 20, 2012, BFA has contractually agreed to waive any additional portion of its management fees necessary to limit the Total Annual Fund Operating Expenses to 0.20% of average daily net assets through December 31, 2013. The contractual waiver may be terminated prior to December 31, 2013 only upon written agreement of the Trust and BFA. On January 1, 2014, BFA intends to voluntarily waive any additional portion of its management fees necessary to limit the Total Annual Fund Operating Expenses to 0.20% of average daily net assets. BFA may voluntarily waive a portion of its management fee, as it determines from time to time; the aforementioned management fee does not reflect such waivers or reimbursements. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79
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trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and
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indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned
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securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “GNMA.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through
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a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NASDAQ.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
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Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is
12

unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will
13

receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign
14

financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
15

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,017,000	100,000	$200	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
18

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 50.03
Income from investment operations:
Net investment income[b]	0.02
Net realized and unrealized gain[c]	0.58
Total from investment operations	0.60
Less distributions from:
Net realized gain	(0.34)
Total distributions	(0.34)
Net asset value, end of period	$ 50.29
Total return	1.21% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$10,057
Ratio of expenses to average net assets[e]	0.25%
Ratio of net investment income to average net assets[e]	0.06%
Portfolio turnover rate[f,g]	1,253%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rate includes to-be-announced (TBA) transactions.
19

Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NASDAQ. NASDAQ makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NASDAQ is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NASDAQ has no obligation or liability to owners of the
20

shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NASDAQ does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NASDAQ makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
21

Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.53%
Greater than 2.0% and Less than 2.5%	1	0.53
Greater than 1.5% and Less than 2.0%	3	1.60
Greater than 1.0% and Less than 1.5%	16	8.51
Greater than 0.5% and Less than 1.0%	44	23.40
Between 0.5% and -0.5%	123	65.43
	188	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
1.21%	1.61%	1.73%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/14/12). The first day of secondary market trading in shares of the Fund was 2/16/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-GNMA-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares TIPS Bond ETF | TIP | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® TIPS BOND ETF
Ticker: TIP	Stock Exchange: NYSE Arca
Investment Objective
The iShares TIPS Bond ETF (the “ Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS' principal payments are adjusted according to changes in the CPI. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment-grade and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental
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characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the bonds of the Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline due to a decline in inflation, deflation or changes in inflation expectations.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the
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Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of bonds, even inflation-protected bonds, held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 5.63% in the 1st quarter of 2009; the worst was -3.62% in the 4th quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 12/4/2003)
Return Before Taxes	6.80%	6.89%	6.33%
Return After Taxes on Distributions[1]	5.97%	5.52%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.41%	5.09%	4.56%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	6.98%	7.04%	6.50%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	Formerly, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays TIPS Bond Fund to the iShares TIPS Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund's income may decline due to a decline in inflation or deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Prices of bonds, even inflation-protected bonds, may fall because of a rise in interest rates. However, because most of the bonds in the Fund's portfolio are inflation-protected obligations of a government treasury that are adjusted for inflation, the Fund may be less affected by increases in interest rates and interest rate risk than conventional government bond funds with a similar average maturity.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
It is possible that prices throughout the economy may decline over time, resulting in “deflation.” If this occurs, the principal and income of inflation-protected bonds held by the Fund would likely decline in price, which could result in losses for the Fund.
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Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will
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trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and
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have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
As of October 31, 2012, for its investment advisory services to the Fund, BFA received a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%. Effective July 1, 2013, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the iShares Nasdaq Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares MBS ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares Russell 1000 Growth ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Russell 1000 Value ETF, iShares 1-3 Year Credit Bond ETF, iShares Russell Mid-Cap ETF, iShares Intermediate Credit Bond ETF and the Fund (“Combined Funds”). The aggregate management fee is calculated as follows:
Average Daily Net Assets of Combined Funds	Rate of Management Fee
First $121 billion	0.2000%
Greater than $121 billion	0.1900%
Each reduced management fee level set forth in the fee schedule above reflects a 5% reduction (rounded to the fourth decimal place) from the management fee at the prior Combined Fund asset level.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's annual report for the period ended October 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
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James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and
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these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought
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derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “TIP.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV
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(“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained
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from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to
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extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if
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married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
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Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts distributed in the taxable year as income to be characterized as a return of capital.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
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The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant
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on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations	Maximum Additional Charge for Redemptions
$12,292,000	100,000	N/A	N/A	N/A
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011
Net asset value, beginning of period	$ 116.13	$ 108.16	$ 103.88
Income from investment operations:
Net investment income[b]	2.46	4.12	2.92
Net realized and unrealized gain (loss)[c]	6.56	7.87	4.01
Total from investment operations	9.02	11.99	6.93
Less distributions from:
Net investment income	(2.51)	(4.02)	(2.65)
Return of capital	−	−	−
Total distributions	(2.51)	(4.02)	(2.65)
Net asset value, end of period	$ 122.64	$ 116.13	$ 108.16
Total return	7.85%	11.33% [d]	6.74%
Ratios/Supplemental data:
Net assets, end of period (000s)	$22,823,956	$21,322,214	$19,448,004
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	2.06%	5.48%	2.74%
Portfolio turnover rate[f]	10%	15%	13%
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	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Year ended Feb. 29, 2008
Net asset value, beginning of period	$ 96.71	$ 110.30	$ 100.96
Income from investment operations:
Net investment income[b]	4.04	0.80	5.86
Net realized and unrealized gain (loss)[c]	7.38	(8.70)	8.53
Total from investment operations	11.42	(7.90)	14.39
Less distributions from:
Net investment income	(4.25)	(4.52)	(5.05)
Return of capital	−	(1.17)	−
Total distributions	(4.25)	(5.69)	(5.05)
Net asset value, end of period	$ 103.88	$ 96.71	$ 110.30
Total return	12.00%	(7.50)%	14.78%
Ratios/Supplemental data:
Net assets, end of period (000s)	$20,100,833	$10,271,118	$6,408,389
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	3.95%	0.78%	5.71%
Portfolio turnover rate[f]	15%	10%	10%

[a]	The Fund's fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the
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shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	249	99.60%
Less than -0.5% and Greater than -1.0%	1	0.40
	250	100.00%
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II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Average Annual Total Returns
Year Ended 10/31/12			Five Years Ended 10/31/12			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
7.85%	7.40%	8.03%	7.72%	7.66%	7.88%	6.48%	6.46%	6.65%

Cumulative Total Returns
Year Ended 10/31/12			Five Years Ended 10/31/12			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
7.85%	7.40%	8.03%	45.04%	44.66%	46.10%	74.91%	74.62%	77.41%

*	Total returns for the period since inception are calculated from the inception date of the Fund (12/4/03). The first day of secondary market trading in shares of the Fund was 12/5/03.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-TIP-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares U.S. Treasury Bond ETF | GOVT | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Treasury Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® U.S. TREASURY BOND ETF
Ticker: GOVT	Stock Exchange: NYSE Arca
Investment Objective
The iShares U.S. Treasury Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Bond Index (the “Underlying Index” ).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, February 14, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is a market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of one year or more and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The securities in the Underlying Index are updated on the last calendar day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index, but
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which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of
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fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the
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U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”). Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Please consult your personal tax adviser.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Barclays U.S. Treasury Bond Fund to the iShares U.S. Treasury Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security
3

or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end
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funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
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U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.15%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
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A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple
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business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
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The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “GOVT.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In
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addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as
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supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations
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or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
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Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign
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financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
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The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant
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on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$2,537,000	100,000	$250	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 24.91
Income from investment operations:
Net investment income[b]	0.18
Net realized and unrealized gain[c]	0.31
Total from investment operations	0.49
Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)
Net asset value, end of period	$ 25.27
Total return	1.99% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$232,446
Ratio of expenses to average net assets[e]	0.15%
Ratio of net investment income to average net assets[e]	1.00%
Portfolio turnover rate[f]	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
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the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	187	99.47%
Less than -0.5%	1	0.53
	188	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
1.99%	1.94%	2.03%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/14/12). The first day of secondary market trading in shares of the Fund was 2/16/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-GOVT-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares Core Short-Term U.S. Bond ETF | ISTB | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Government/Credit 1-5 Year Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® CORE SHORT-TERM U.S. BOND ETF
Ticker: ISTB	Stock Exchange: NYSE Arca
Investment Objective
The iShares Core Short-Term U.S. Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Government/Credit 1-5 Year Bond Index (the “ Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.12%	None	None	0.12%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$12	$39
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, October 18, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. As of September 30, 2012, there were 2,602 issues in the Underlying Index. Components primarily include agency and treasury securities, and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
Currently, the Underlying Index includes bonds that are rated investment-grade and that have greater than or equal to one year and less than five years remaining to maturity and have $250 million or more of outstanding face value. An investment-grade rating means the security or issuer is rated Baa3 or above by Moody’s Investors
Service, Inc., or BBB- or above by Standard & Poor’s Ratings Services and Fitch, Inc., or is unrated but considered to be of equivalent quality by BFA. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds denominated in euros. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing
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in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
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Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular sovereign entity or entities, in a particular country, group of countries, region, market, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that sovereign and quasi-sovereign entity or entities, in a particular country, group of countries, region, market, sector or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over
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longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the
Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. The Fund’s investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund’s investments in a particular sovereign entity or entities in a particular country, group of countries, region, market, sector or asset class. To the extent that its Underlying Index or portfolio is concentrated in the bonds of a particular quasi-sovereign entity or entities in a particular country, group of countries, region, market, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market,
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political or regulatory occurrences affecting that sovereign country, group of countries, region, market, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security
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or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end
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funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral
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provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades
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and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. This situation created instability in the financial markets and caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the Securities Act of 1933, as amended (the “ 1933 Act”). Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.12%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
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Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
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Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “ISTB.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
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of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
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responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
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sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,”
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for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer
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identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts distributed in the taxable year as income to be characterized as a return of capital.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Certain states and localities may exempt from tax distributions attributable to interest from U.S. federal government obligations. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the
17

extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and
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thus dealing with shares that are part of an “ unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,014,000	50,000	$250	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Oct. 18, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 100.00
Income from investment operations:
Net investment income[b]	0.01
Net realized and unrealized gain[c]	0.11
Total from investment operations	0.12
Net asset value, end of period	$ 100.12
Total return	0.12% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$ 25,031
Ratio of expenses to average net assets[e]	0.12%
Ratio of net investment income to average net assets[e]	0.26%
Portfolio turnover rate[f]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
22

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the price used to calculate market returns of the Fund (“Market Price”). Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
0.12%	0.18%	0.11%

*	Total returns for the period since inception are calculated from the inception date of the Fund (10/18/12). The first day of secondary market trading in shares of the Fund was 10/22/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual report to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-ISTB-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares Floating Rate Bond ETF | FLOT | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays US Floating Rate Note < 5 Years Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® FLOATING RATE BOND ETF
Ticker: FLOT	Stock Exchange: NYSE Arca
Investment Objective
The iShares Floating Rate Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays US Floating Rate Note < 5 Years Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.20%	None	None	0.20%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index measures the performance of U.S. dollar-denominated, investment-grade floating rate notes. Securities in the Underlying Index have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. Components primarily include financial institutions and industrials companies and agency securities. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Underlying Index consists of debt instruments that pay a variable coupon rate, a majority of which are based on the 3-month London Interbank Offer Rate (“LIBOR”), with a fixed spread. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month. The Underlying Index may include U.S. registered, dollar-denominated bonds of non-U.S.
corporations, governments and supranational entities.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain
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futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted
below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer,
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region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Floating Rate Notes Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates. Although floating rate notes are less sensitive to interest rate risk than fixed rate securities, they are subject to credit and default risk, which could impair their value.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because most of the debt instruments held by the Fund will have floating or variable interest rates.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to European Economic Risk and North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also
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may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns (Year Ended December 31)
The best calendar quarter return during the period shown above was 2.09% in the 1st quarter of 2012; the worst was 0.34% in the 2nd quarter of 2012.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
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Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 6/14/2011)
Return Before Taxes	4.09%	1.34%
Return After Taxes on Distributions[1]	3.71%	1.02%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.65%	0.95%
Barclays US Floating Rate Note < 5 Years Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	3.90%	1.53%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	Formerly, Barclays Capital US Floating Rate Note < 5 Years Index.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Floating Rate Note Fund to the iShares Floating Rate Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Agency Debt Risk. The Fund invests in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. The market for mortgage-backed securities has been adversely affected by the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”) in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
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Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial
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sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. This situation created instability in the financial markets and caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Floating Rate Notes Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Benchmark interest rates, such as LIBOR, may not accurately track market interest rates.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because most of the debt instruments held by the Fund will have floating or variable interest rates.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in
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the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES
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TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect
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Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of
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the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Australasian Economic Risk. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.20%.
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BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's annual report for the period ended October 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2011.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the
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Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the
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lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “FLOT.”
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Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its
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participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
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Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the
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availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and
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disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the
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extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and
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thus dealing with shares that are part of an “ unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,036,000	100,000	$200	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Oct. 31, 2012	Period from Jun. 14, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$ 49.28	$ 50.01
Income from investment operations:
Net investment income[b]	0.55	0.13
Net realized and unrealized gain (loss)[c]	1.03	(0.79)
Total from investment operations	1.58	(0.66)
Less distributions from:
Net investment income	(0.50)	(0.07)
Total distributions	(0.50)	(0.07)
Net asset value, end of period	$ 50.36	$ 49.28
Total return	3.23%	(1.31)% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$362,617	$59,136
Ratio of expenses to average net assets[e]	0.20%	0.20%
Ratio of net investment income to average net assets[e]	1.09%	0.70%
Portfolio turnover rate[f]	20%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
22

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.40%
Greater than 0.5% and Less than 1.0%	24	9.60
Between 0.5% and -0.5%	224	89.60
Less than -0.5%	1	0.40
	250	100.00%
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II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Average Annual Total Returns						Cumulative Total Returns
Year Ended 10/31/12			Inception to 10/31/12*			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
3.23%	4.04%	3.21%	1.36%	1.72%	1.53%	1.88%	2.38%	2.12%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/14/11). The first day of secondary market trading in shares of the Fund was 6/17/11.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-FLOT-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares Global Inflation-Linked Bond ETF | GTIP | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“BofA Merrill Lynch®” and “The BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM” are service marks of Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or its affiliates, and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® GLOBAL INFLATION-LINKED BOND ETF
Ticker: GTIP	Stock Exchange: NYSE Arca
Investment Objective
The iShares Global Inflation-Linked Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The BofA Merrill Lynch Global Diversified Inflation-Linked Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.40%	None	None	0.40%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is a broad, market value weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly-issued and denominated in the issuer’s own domestic market and currency.
The Underlying Index includes debt issued by countries that (a) have at least $2 billion outstanding face value in index qualifying debt at initial inclusion and maintain at least $1 billion outstanding face value in index qualifying debt; (b) have not defaulted on any of their sovereign debt (including non-inflation-linked debt and debt that is not payable in the issuer’s local currency) within ten years of the Underlying Index's annual review date; and (c) are not included on the U.S. Department of State’s list of state sponsors of terrorism as of the Underlying Index's annual review date. For purposes of inclusion in the Underlying Index, euro member countries are considered collectively with respect to the country size requirements but individually with respect to the default requirement and the U.S. Department of State’s list of state sponsors of terrorism requirement.
The list of countries included in the Underlying Index as of September 30, 2012, is as follows: Australia, Brazil, Canada, Chile, France, Germany, Israel, Italy, Japan, Mexico, Poland, South Africa, South Korea, Sweden, Turkey, the United Kingdom and the United States.
The Underlying Index is rebalanced monthly on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month.
With the exception of the U.S. Treasury, no issuer can represent greater than a 22.5% share of the Underlying Index. In addition, no more than 48% of the Underlying Index can be comprised of issuers other than the U.S. Treasury that individually represent a 5% or greater share of the Underlying Index. Finally, all issuers that represent less than a 5% share of the Underlying Index are capped at 4.55%. These caps are imposed at each month-end rebalancing date. Adjustments to a given country’s weight are applied proportionately to all of its constituent securities. In between rebalancing dates, issuer weights are allowed to float above the caps.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform
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the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
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Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. In addition, while the Fund's investments have terms designed to provide a degree of inflation protection in the currencies in which they are denominated, fluctuation in the value of those currencies against the U.S. dollar may reduce or eliminate the value of any inflation protection provided by the Fund's investments in U.S. dollar terms.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline due to a decline in inflation, deflation or changes in inflation expectations.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Inflation-Indexed Bonds Risk. The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund's investments in inflation-indexed bonds. In addition, to the extent that the currency used to calculate the Fund's NAV is different from the currencies of the underlying inflation-indexed bonds held by the Fund, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on inflation-indexed bonds when the Fund's NAV is calculated.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index,
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it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to European Economic Risk and North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its trading partners, the Fund is specifically exposed to European Economic Risk and U.S. Economic Risk.
Risk of Investing in Emerging Markets. The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.
Risk of Investing in the United Kingdom. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. The British economy, along with certain other European Union (“EU”) economies, experienced a significant economic slowdown during the recent financial crisis; certain British financial
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institutions were severely under-capitalized and required government intervention to survive.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns (Year Ended December 31)
The best calendar quarter return during the period shown above was 3.53% in the 3rd quarter of 2012; the worst was -0.81% in the 2nd quarter of 2012.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 5/18/2011)
Return Before Taxes	9.50%	6.81%
Return After Taxes on Distributions[1]	8.67%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.15%	5.32%
The BofA Merrill Lynch Global Diversified Inflation-Linked Index (Index returns do not reflect deductions for fees, expenses, or taxes)	10.23%	7.47%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BlackRock Fund Advisors. The Fund’s sub-adviser is BlackRock International Limited.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Global Inflation-Linked Bond Fund to the iShares Global Inflation-Linked Bond ETF.
BFA is the investment adviser to the Fund and BlackRock International Limited is the sub-adviser (the “Sub-Adviser”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
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The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. The Fund’s investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund’s investments in a particular sovereign entity or entities in a particular country, group of countries, region, market, sector or asset class. To the extent that its Underlying Index or portfolio is concentrated in the bonds of a particular sovereign entity or entities in a particular country, group of countries, region, market, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign country, group of countries, region, market, sector or asset class.
Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.
The Fund’s portfolio may include below investment grade bonds, which generally are subject to greater levels of credit risk than higher rated securities. There is the chance that any of the Fund’s holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases. In addition, while the Fund's investments have terms designed to provide a degree of inflation protection in the currencies in which they are denominated, fluctuation in the value of those currencies against the U.S. dollar may reduce or eliminate the value of any inflation protection provided by the Fund's investments in U.S. dollar terms.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories.
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Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
European Economic Risk. The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund's income may decline due to a decline in inflation or deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Inflation-Indexed Bonds Risk. The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund's investments in inflation-indexed bonds.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and inflation expectations. If nominal interest rates increase at a faster rate than expected inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund
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to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
In addition, to the extent that the currency used to calculate the Fund's NAV is different from the currencies of the underlying inflation-indexed bonds held by the Fund, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on inflation-indexed bonds when the Fund's NAV is calculated. As inflation generally has the effect of diluting the value of a given currency against other currencies, any increase in the value of the Fund attributable to increased interest income resulting from an adjustment to the interest rate of an inflation-indexed bond may be lost through a decrease in value of the underlying bond when its value is translated into U.S. dollars.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Prices of bonds, even inflation-protected bonds, may fall because of a rise in interest rates. However, because most of the bonds in the Fund's portfolio are inflation-protected obligations of a government treasury that are adjusted for inflation, the Fund may be less affected by increases in interest rates and interest rate risk than conventional government bond funds with a similar average maturity.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
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Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on
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market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. governments, agencies and supranational entities. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North
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American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Risk of Investing in Emerging Markets. Investments in emerging markets are subject to a greater risk of loss than investments in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. In addition, emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risks associated with custody of securities, as well as greater risk of capital controls through such measures as taxes or interest rate control. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities.
Risk of Investing in the United Kingdom. Investment in British issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The British economy relies heavily on export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the British economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United
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Kingdom or against British interests abroad may cause uncertainty in the British financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The British economy, along with the United States and certain other EU economies, experienced a significant economic slowdown during the recent financial crisis.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Sovereign Obligations Risk. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA
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EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in certain markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have a material adverse effect on the economies of these nations and, as a result, securities to which the Fund has exposure.
U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from AAA rating to AA+ rating. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor's Ratings Services may cause the value of the Fund’s U.S. Treasury obligations to decline.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Central and South American Economic Risk. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, Inc., or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.
High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.
In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.40%.
BFA has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides either: (i) a fee equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement or (ii) an amount based on the cost of the services provided. The Sub-Adviser, subject to the supervision and oversight of the Trust's Board of Trustees (the “Board”) and BFA, will be primarily responsible for execution of securities
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transactions outside the United States and Canada and may, from time to time, participate in the management of specified assets in the Fund’s portfolio. If the Sub-Adviser provides services relating to both portfolio management and trading, it is entitled to receive from BFA an amount equal to 20% of BFA’s management fee, and if the Sub-Adviser provides services related solely to trading, then it is entitled to receive from BFA an amount equal to 110% of the actual pre-tax costs incurred by the Sub-Adviser.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BlackRock International Limited is an investment adviser located in the United Kingdom at 40 Torphichen Street, Edinburgh EH3 8JB. The Sub-Adviser is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2012, the Sub-Adviser’s total assets under management were approximately $23.5 billion. BFA, the Sub-Adviser, and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement with BFA and the sub-advisory agreement between BFA and the Sub-Adviser is available in the Fund's annual report for the period ended October 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2011.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including
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BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an
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Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
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Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “GTIP.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
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Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
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The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
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Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
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If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
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If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Adjustments for inflation to the principal amount of an inflation-protected investment bond held by the Fund may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts distributed in the taxable year as income to be characterized as a return of capital.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
If your shares are lent out pursuant to a securities lending arrangement, you may lose the ability to use the non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
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Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus
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delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,292,000	100,000	$1,200	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Oct. 31, 2102	Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$ 50.78	$ 49.75
Income from investment operations:
Net investment income[b]	1.45	0.78
Net realized and unrealized gain[c]	1.48	0.59
Total from investment operations	2.93	1.37
Less distributions from:
Net investment income	(1.10)	(0.34)
Total distributions	(1.10)	(0.34)
Net asset value, end of period	$ 52.61	$ 50.78
Total return	5.87%	2.76% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$15,782	$15,233
Ratio of expenses to average net assets[e]	0.40%	0.40%
Ratio of net investment income to average net assets[e]	2.83%	3.42%
Portfolio turnover rate[f]	18%	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
BofA Merrill Lynch compiles and publishes the Underlying Index. BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. Under the terms of the license agreement, the Trust is permitted to use the Underlying Index at no charge.
BofA Merrill Lynch is not affiliated with the Trust, BFA or its affiliates, State Street, or the Distributor.
Disclaimers
“BofA Merrill Lynch” and the Underlying Index are reprinted with permission. (c)Copyright 2013 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). All rights reserved. The Fund is not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. “BofA Merrill Lynch” and “The BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM” are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by BFA or its affiliates on behalf of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the Underlying Index, which is determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to BFA or its affiliates, the Fund or the shareholders of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index has an obligation to take the needs of BFA or its affiliates, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the Underlying Index to BFA or its affiliates or the Fund beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing, pricing, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation or liability in connection with the administration, marketing or trading of shares of the Fund.
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BofA Merrill Lynch and its affiliates do not provide investment advice to BFA or its affiliates or the Fund and are not responsible for the performance of the Fund.
NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND BFA OR ITS AFFILIATES.
No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch’s permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to
26

be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.40%
Greater than 0.5% and Less than 1.0%	13	5.20
Between 0.5% and -0.5%	43	17.20
Less than -0.5% and Greater than -1.0%	26	10.40
Less than -1.0% and Greater than -1.5%	68	27.20
Less than -1.5% and Greater than -2.0%	81	32.40
Less than -2.0% and Greater than -2.5%	15	6.00
Less than -2.5% and Greater than -3.0%	3	1.20
	250	100.00%
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II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Average Annual Total Returns						Cumulative Total Returns
Year Ended 10/31/12			Inception to 10/31/12*			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.87%	3.84%	6.53%	5.96%	4.49%	6.62%	8.79%	6.60%	9.76%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/18/11). The first day of secondary market trading in shares of the Fund was 5/20/11.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-GTIP-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares International Inflation-Linked Bond ETF | ITIP | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“BofA Merrill Lynch®” and “The BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM” are service marks of Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or its affiliates, and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF
Ticker: ITIP	Stock Exchange: NYSE Arca
Investment Objective
The iShares International Inflation-Linked Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of The BofA Merrill Lynch Global ex-US Diversified Inflation-Linked Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.40%	None	None	0.40%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is a broad, market value weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly-issued and denominated in the issuer’s own domestic market and currency.
The Underlying Index includes debt issued by countries, excluding the United States that (a) have at least $2 billion outstanding face value in index qualifying debt at initial inclusion and maintain at least $1 billion outstanding face value in index qualifying debt; (b) have not defaulted on any of their sovereign debt (including non-inflation-linked debt and debt that is not payable in the issuer’s local currency) within ten years of the Underlying Index's annual review date; and (c) are not included on the U.S. Department of State’s list of state sponsors of terrorism as of the Underlying Index's annual review date. For purposes of inclusion in the Underlying Index, euro member countries are considered collectively with respect to the country size requirements but individually with respect to the default requirement and the U.S. Department of State’s list of state sponsors of terrorism requirement.
The list of countries included in the Underlying Index as of September 30, 2012, is as follows: Australia, Brazil, Canada, Chile, France, Germany, Israel, Italy, Japan, Mexico, Poland, South Africa, South Korea, Sweden, Turkey and the United Kingdom.
The Underlying Index is rebalanced monthly on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month.
No issuer can represent greater than a 22.5% share of the Underlying Index. In addition, no more than 48% of the Underlying Index can be comprised of issuers that individually represent a 5% or greater share of the Underlying Index. Finally, all issuers that represent less than a 5% share of the Underlying Index are capped at 4.55%. These caps are imposed at each month-end rebalancing date. Adjustments to a given country’s weight are applied proportionately to all of its constituent securities. In between rebalancing dates, issuer weights are allowed to float above the caps.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active
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management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their
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obligations or may have their debt downgraded by ratings agencies.
Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. In addition, while the Fund's investments have terms designed to provide a degree of inflation protection in the currencies in which they are denominated, fluctuation in the value of those currencies against the U.S. dollar may reduce or eliminate the value of any inflation protection provided by the Fund's investments in U.S. dollar terms.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline due to a decline in inflation, deflation or changes in inflation expectations.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Inflation-Indexed Bonds Risk. The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund's investments in inflation-indexed bonds. In addition, to the extent that the currency used to calculate the Fund's NAV is different from the currencies of the underlying inflation-indexed bonds held by the Fund, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on inflation-indexed bonds when the Fund's NAV is calculated.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active
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market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to European Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its trading partners, the Fund is specifically exposed to European Economic Risk and U.S. Economic Risk.
Risk of Investing in Emerging Markets. The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than
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those of corporate debt obligations or of other government debt obligations.
Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns (Year Ended December 31)
The best calendar quarter return during the period shown above was 6.06% in the 1st quarter of 2012; the worst was -2.28% in the 2nd quarter of 2012.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 5/18/2011)
Return Before Taxes	13.09%	4.49%
Return After Taxes on Distributions[1]	12.05%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares[1]	8.48%	3.23%
The BofA Merrill Lynch Global ex-US Diversified Inflation-Linked Index (Index returns do not reflect deductions for fees, expenses, or taxes)	13.89%	4.89%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BlackRock Fund Advisors. The Fund’s sub-adviser is BlackRock International Limited.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares International Inflation-Linked Bond Fund to the iShares International Inflation-Linked Bond ETF.
BFA is the investment adviser to the Fund and BlackRock International Limited is the sub-adviser (the “Sub-Adviser”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
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The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. The Fund’s investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund’s investments in a particular sovereign entity or entities in a particular country, group of countries, region, market, sector or asset class. To the extent that its Underlying Index or portfolio is concentrated in the bonds of a particular sovereign entity or entities in a particular country, group of countries, region, market, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign country, group of countries, region, market, sector or asset class.
Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.
The Fund’s portfolio may include below investment grade bonds, which generally are subject to greater levels of credit risk than higher rated securities. There is the chance that any of the Fund’s holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases. In addition, while the Fund's investments have terms designed to provide a degree of inflation protection in the currencies in which they are denominated, fluctuation in the value of those currencies against the U.S. dollar may reduce or eliminate the value of any inflation protection provided by the Fund's investments in U.S. dollar terms.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories.
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Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund's income may decline due to a decline in inflation or deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Inflation-Indexed Bonds Risk. The principal value of an investment is not protected or otherwise guaranteed by virtue of the Fund's investments in inflation-indexed bonds.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Repayment of the original bond principal upon maturity (as adjusted for inflation) may not be guaranteed. As a result, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and inflation expectations. If nominal interest rates increase at a faster rate than expected inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund's gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the
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principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
In addition, to the extent that the currency used to calculate the Fund's NAV is different from the currencies of the underlying inflation-indexed bonds held by the Fund, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on inflation-indexed bonds when the Fund's NAV is calculated. As inflation generally has the effect of diluting the value of a given currency against other currencies, any increase in the value of the Fund attributable to increased interest income resulting from an adjustment to the interest rate of an inflation-indexed bond may be lost through a decrease in value of the underlying bond when its value is translated into U.S. dollars.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Prices of bonds, even inflation-protected bonds, may fall because of a rise in interest rates. However, because most of the bonds in the Fund's portfolio are inflation-protected obligations of a government treasury that are adjusted for inflation, the Fund may be less affected by increases in interest rates and interest rate risk than conventional government bond funds with a similar average maturity.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
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Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on
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market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. governments, agencies and supranational entities. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their
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investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Risk of Investing in Emerging Markets. Investments in emerging markets are subject to a greater risk of loss than investments in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. In addition, emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risks associated with custody of securities, as well as greater risk of capital controls through such measures as taxes or interest rate control. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Sovereign Obligations Risk. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit
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rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in certain markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have a material adverse effect on the economies of these nations and, as a result, securities to which the Fund has exposure.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Asian Economic Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.
Central and South American Economic Risk. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, Inc., or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.
High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.
In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.
Middle Eastern Economic Risk. Many Middle Eastern countries have little or no democratic tradition and the political and legal systems in such countries may have an adverse impact on the Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign
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currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. Middle Eastern economies may be subject to acts of terrorism, political strife, and sudden outbreaks of hostilities with neighboring countries.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment.
Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in regime change. If regime change were to occur in any of these countries, the new government may not immediately stabilize such country, which could adversely affect the economies of Middle Eastern countries in which the Fund invests and could decrease the value of the Fund’s investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
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Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.40%.
BFA has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides either: (i) a fee equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement or (ii) an amount based on the cost of the services provided. The Sub-Adviser, subject to the supervision and oversight of the Trust's Board of Trustees (the “Board”) and BFA, will be primarily responsible for execution of securities transactions outside the United States and Canada and may, from time to time, participate in the management of specified assets in the Fund’s portfolio. If the Sub-Adviser provides services relating to both portfolio management and trading, it is entitled to receive from BFA an amount equal to 20% of BFA’s management fee, and if the Sub-Adviser provides services related solely to trading, then it is entitled to receive from BFA an amount equal to 110% of the actual pre-tax costs incurred by the Sub-Adviser.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BlackRock International Limited is an investment adviser located in the United Kingdom at 40 Torphichen Street, Edinburgh EH3 8JB. The Sub-Adviser is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2012, the Sub-Adviser’s total assets under management were approximately $23.5 billion. BFA, the Sub-Adviser, and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement with BFA and the sub-advisory agreement between BFA and the Sub-Adviser is available in the Fund's annual report for the period ended October 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
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Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2011.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
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Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “ITIP.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
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of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
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responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
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Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the
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IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Adjustments for inflation to the principal amount of an inflation-protected investment bond held by the Fund may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts distributed in the taxable year as income to be characterized as a return of capital.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
If your shares are lent out pursuant to a securities lending arrangement, you may lose the ability to use the non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
21

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$4,964,000	100,000	$1,200	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
22

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Oct. 31, 2012	Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$ 48.38	$ 49.35
Income from investment operations:
Net investment income[b]	1.89	1.02
Net realized and unrealized gain (loss)[c]	0.63	(1.54)
Total from investment operations	2.52	(0.52)
Less distributions from:
Net investment income	(1.35)	(0.12)
Return of capital	(0.09)	(0.33)
Total distributions	(1.44)	(0.45)
Net asset value, end of period	$ 49.46	$ 48.38
Total return	5.42%	(1.08)% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$59,354	$43,545
Ratio of expenses to average net assets[e]	0.40%	0.40%
Ratio of net investment income to average net assets[e]	3.97%	4.66%
Portfolio turnover rate[f]	38%	28%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the year ended October 31, 2012 is 36%.
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Index Provider
BofA Merrill Lynch compiles and publishes the Underlying Index. BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. Under the terms of the license agreement, the Trust is permitted to use the Underlying Index at no charge.
BofA Merrill Lynch is not affiliated with the Trust, BFA or its affiliates, State Street, or the Distributor.
Disclaimers
“BofA Merrill Lynch” and the Underlying Index are reprinted with permission. (c)Copyright 2013 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”). All rights reserved. The Fund is not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. “BofA Merrill Lynch” and “The BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM” are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by BFA or its affiliates on behalf of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the Underlying Index, which is determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to BFA or its affiliates, the Fund or the shareholders of the Fund. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index has an obligation to take the needs of BFA or its affiliates, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the Underlying Index to BFA or its affiliates or the Fund beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing, pricing, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation or liability in connection with the administration, marketing or trading of shares of the Fund. BofA Merrill Lynch and its affiliates do not
26

provide investment advice to BFA or its affiliates or the Fund and are not responsible for the performance of the Fund.
NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BFA OR ITS AFFILIATES, THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND BFA OR ITS AFFILIATES.
No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch’s permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the
27

shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.40%
Greater than 3.5% and Less than 4.0%	14	5.60
Greater than 3.0% and Less than 3.5%	14	5.60
Greater than 2.5% and Less than 3.0%	9	3.60
Greater than 2.0% and Less than 2.5%	18	7.20
Greater than 1.5% and Less than 2.0%	33	13.20
Greater than 1.0% and Less than 1.5%	32	12.80
Greater than 0.5% and Less than 1.0%	26	10.40
Between 0.5% and -0.5%	31	12.40
Less than -0.5% and Greater than -1.0%	15	6.00
Less than -1.0% and Greater than -1.5%	53	21.20
Less than -1.5% and Greater than -2.0%	4	1.60
	250	100.00%
II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Average Annual Total Returns						Cumulative Total Returns
Year Ended 10/31/12			Inception to 10/31/12*			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
5.42%	6.31%	6.18%	2.92%	3.48%	3.30%	4.28%	5.11%	4.82%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/18/11). The first day of secondary market trading in shares of the Fund was 5/20/11.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-ITIP-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Corporate Aaa - A Capped Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® Aaa - A RATED CORPORATE BOND ETF
Ticker: QLTA	Stock Exchange: NYSE Arca
Investment Objective
The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Corporate Aaa - A Capped Index (the “ Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.15%	None	None	0.15%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, February 14, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is a subset of the Barclays U.S. Corporate Index, which measures the performance of the Aaa – A rated range of the fixed-rate, U.S. dollar-denominated taxable, corporate bond market. The Underlying Index is market capitalization-weighted with a 3% cap on any one issuer and a pro rata distribution of any excess weight across the remaining issuers in the Underlying Index.
The Underlying Index includes U.S. dollar-denominated securities publicly-issued by U.S. and non-U.S. industrials, utility and financial corporate issuers, with maturities of one year or more, that have $500 million or more of outstanding face value. Each corporate bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act” ), with registration rights. In addition, only securities rated A3 by Moody's Investors Service, Inc. (“Moody's”) or higher (or the equivalent on another rating agency's scale) will be included in the Underlying Index. When ratings from each of Fitch, Inc., Moody’s and Standard & Poor’s Ratings Services are available, the median rating is used to determine eligibility. When ratings from only two of these agencies are available, that lower rating is used to determine eligibility. When a rating from only one of these agencies is available, that rating is used to determine eligibility. The securities in the Underlying Index are updated on the last calendar day of each month.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. As of September 30, 2012, 23.58% of the Underlying Index was composed of bonds issued by non-U.S. issuers from the following countries: Australia, Canada, Chile, France, Germany, Israel, Japan, Mexico, the Netherlands, Sweden, Switzerland and the United Kingdom. Components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio
S-2

turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
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Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
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Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the
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Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Aaa – A Rated Corporate Bond Fund to the iShares Aaa – A Rated Corporate Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
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Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. This situation created instability in the financial markets and caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs,
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the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
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Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross
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domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral
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provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of  coupon payments on bonds issued by such company. Also, energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.15%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and
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its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market
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maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned
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securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “QLTA.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through
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a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
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Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at
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various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
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Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be
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considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of
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shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the
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procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
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The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,215,000	100,000	$300	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 50.07
Income from investment operations:
Net investment income[b]	0.67
Net realized and unrealized gain[c]	2.36
Total from investment operations	3.03
Less distributions from:
Net investment income	(0.79)
Total distributions	(0.79)
Net asset value, end of period	$ 52.31
Total return	6.11% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$303,399
Ratio of expenses to average net assets[e]	0.15%
Ratio of net investment income to average net assets[e]	1.83%
Portfolio turnover rate[f]	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
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the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.53%
Greater than 0.5% and Less than 1.0%	123	65.43
Between 0.5% and -0.5%	64	34.04
	188	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
6.11%	6.71%	6.61%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/14/12). The first day of secondary market trading in shares of the Fund was 2/16/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-QLTA-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares B - Ca Rated Corporate Bond ETF | QLTC | BATS
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Corporate B - Ca Capped Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® B - Ca RATED CORPORATE BOND ETF
Ticker: QLTC	Stock Exchange: BATS
Investment Objective
The iShares B - Ca Rated Corporate Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Corporate B - Ca Capped Index (the “ Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.55%	None	None	0.55%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, April 24, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index, a subset of the Barclays U.S. Corporate High Yield Index, measures the performance of the taxable B1 – Ca rated range of the fixed-rate U.S. dollar-denominated corporate bond market. The Underlying Index is market capitalization-weighted and caps individual issuers at 3% of the Underlying Index’s total market value.
The universe of securities that are eligible for inclusion in the Underlying Index includes U.S. dollar-denominated taxable fixed-rate securities with maturities of one year or more and $500 million or more of outstanding face value issued by U.S. and non-U.S. domiciled financial, industrials and utility corporations. In addition, only securities rated between B1 and Ca by Moody's Investors Service, Inc. (“Moody's”) (or the equivalent on another rating agency’s scale) using the middle rating of Fitch, Inc. (“Fitch”), Moody’s or Standard & Poor’s Ratings Services after dropping the highest and lowest available ratings, will be included in the Underlying Index. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. When a rating from only one of these agencies is available, that rating is used to determine eligibility. The entire Underlying Index is comprised of bonds rated between B1 and Ca by Moody's (or the equivalent on another rating agency's scale), which are the lowest ratings available outside of bonds in default, placing those securities on the low end of the credit worthiness scale. The Underlying Index is rebalanced on the last business day of each month.
Securities eligible for inclusion in the Underlying Index must be registered with the SEC, have been exempt from registration at the time of issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), with or without registration rights.
Senior and subordinated issues are included in the Underlying Index.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. As of September 30, 2012, 12.50% of the Underlying Index was composed of bonds issued by non-U.S. issuers from the following countries or regions: Bermuda, Canada, China, Germany, Ireland, Italy, Luxembourg, the Netherlands, Poland, Spain, the United Arab Emirates and the United Kingdom. Components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many
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investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index or bonds initially offered pursuant to Regulation S of the 1933 Act, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total
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return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, or “Baa3” by Moody's), or are unrated, may be deemed speculative and more volatile than higher-rated securities of similar maturity.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
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Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS,
AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
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Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE
FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares B – Ca Rated Corporate Bond Fund to the iShares B – Ca Rated Corporate Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on BATS Exchange, Inc. (“BATS”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
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Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. This situation created instability in the financial markets and caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.
High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.
In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio
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mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
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Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange
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during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment
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results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices
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lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of some countries in which the Fund invests are dependent on trade with certain key trading partners. Reduction in spending on the products and services of these countries, institution of tariffs or other trade barriers by any of their key trading partners or a slowdown in the economies of any of their key trading partners may cause an adverse impact on the economies of such countries.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of  coupon payments on bonds issued by such company. Also, energy conservation and prolonged changes in climatic conditions may
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also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
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Risk of Investing in Emerging Markets. Investments in emerging markets are subject to a greater risk of loss than investments in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. In addition, emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risks associated with custody of securities, as well as greater risk of capital controls through such measures as taxes or interest rate control. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.55%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
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Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
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BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
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Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “QLTC.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund
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has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is BATS.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the
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national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s
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Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “ significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains
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will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or
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“Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on
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their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,172,000	100,000	$400	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to
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investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Apr. 24, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 50.00
Income from investment operations:
Net investment income[b]	1.89
Net realized and unrealized gain[c]	1.28
Total from investment operations	3.17
Less distributions from:
Net investment income	(1.56)
Total distributions	(1.56)
Net asset value, end of period	$ 51.61
Total return	6.46%[d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$10,321
Ratio of expenses to average net assets[e]	0.55%
Ratio of net investment income to average net assets[e]	7.18%
Portfolio turnover rate[f]	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by BATS. BATS makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. BATS is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are
23

redeemable. BATS has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
BATS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. BATS makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
BATS makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BATS have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from July 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	20	16.00%
Between 0.5% and -0.5%	75	60.00
Less than -0.5% and Greater than -1.0%	25	20.00
Less than -1.0% and Greater than -1.5%	5	4.00
	125	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
6.46%	6.08%	6.67%

*	Total returns for the period since inception are calculated from the inception date of the Fund (4/24/12). The first day of secondary market trading in shares of the Fund was 4/26/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-QLTC-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares Baa - Ba Rated Corporate Bond ETF | QLTB | BATS
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Corporate Baa - Ba Capped Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® Baa - Ba RATED
CORPORATE BOND ETF
Ticker: QLTB	Stock Exchange: BATS
Investment Objective
The iShares Baa - Ba Rated Corporate Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Corporate Baa - Ba Capped Index (the “ Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.30%	None	None	0.30%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, April 24, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index, a subset of the Barclays U.S. Corporate Index and Barclays U.S. Corporate High Yield Index, measures the performance of the taxable Baa1 – Ba3 rated fixed-rate U.S. dollar-denominated corporate bond market. The Underlying Index is market capitalization-weighted and caps individual issuers at 3% of the Underlying Index’s total market value.
The universe of securities that are eligible for inclusion in the Underlying Index includes U.S. dollar-denominated taxable fixed-rate securities with maturities of one year or more and $500 million or more of outstanding face value issued by U.S. and non-U.S. domiciled financial, industrials and utility corporations. In addition, only securities rated between Baa1 and Ba3 by Moody's Investors Service, Inc. (“Moody's”) (or the equivalent on another rating agency’s scale) by Fitch, Inc. (“Fitch”), or Standard & Poor’s Ratings Services, after dropping the highest and lowest available ratings, will be included in the Underlying Index.
When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. When a rating from only one of these agencies is available, that rating is used to determine eligibility. A portion of the Underlying Index is comprised of bonds that are rated below investment-grade and therefore are considered to be of lesser credit worthiness than bonds that possess higher ratings. The Underlying Index is rebalanced on the last business day of each month.
Securities eligible for inclusion in the Underlying Index must be registered with the SEC, have been exempt from registration at the time of issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), with or, in the case of bonds rated below Baa3 by Moody's (or the equivalent on another rating agency's scale), without registration rights.
Senior and subordinated issues are included in the Underlying Index.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. As of September 30, 2012, 17.42% of the Underlying Index was composed of bonds issued by non-U.S. issuers from the following countries or regions: Australia, Belgium, Bermuda, Brazil, Canada, China, Colombia, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Luxembourg, Mexico, the Netherlands, Peru, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland and the United Kingdom. Components primarily include financial, industrials and utilities companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
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BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index or bonds initially offered pursuant to Regulation S of the 1933 Act, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted
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below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, or “Baa3” by Moody's), or are unrated, may be deemed speculative and more volatile than higher-rated securities of similar maturity.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and
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may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in
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value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Baa – Ba Rated Corporate Bond Fund to the iShares Baa – Ba Rated Corporate Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on BATS Exchange, Inc. (“BATS”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
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Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. This situation created instability in the financial markets and caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.
High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.
In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio
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mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
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Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange
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during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment
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results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices
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lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of some countries in which the Fund invests are dependent on trade with certain key trading partners. Reduction in spending on the products and services of these countries, institution of tariffs or other trade barriers by any of their key trading partners or a slowdown in the economies of any of their key trading partners may cause an adverse impact on the economies of such countries.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of  coupon payments on bonds issued by such company. Also, energy conservation and prolonged changes in climatic conditions may
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also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.30%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
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Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
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Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “QLTB.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
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of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is BATS.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
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responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed-income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
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Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the
17

IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
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Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of
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prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,271,000	100,000	$400	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Apr. 24, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 50.00
Income from investment operations:
Net investment income[b]	0.99
Net realized and unrealized gain[c]	2.78
Total from investment operations	3.77
Less distributions from:
Net investment income	(0.84)
Total distributions	(0.84)
Net asset value, end of period	$ 52.93
Total return	7.64% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$15,879
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	3.74%
Portfolio turnover rate[f]	14%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by BATS. BATS makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. BATS is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are
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redeemable. BATS has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
BATS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. BATS makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
BATS makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BATS have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from July 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	32	25.60%
Between 0.5% and -0.5%	75	60.00
Less than -0.5% and Greater than -1.0%	15	12.00
Less than -1.0% and Greater than -1.5%	3	2.40
	125	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
7.64%	8.27%	7.62%

*	Total returns for the period since inception are calculated from the inception date of the Fund (4/24/12). The first day of secondary market trading in shares of the Fund was 4/26/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-QLTB-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares Financials Bond ETF | MONY | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Financial Institutions Capped Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® FINANCIALS BOND ETF
Ticker: MONY	Stock Exchange: NYSE Arca
Investment Objective
The iShares Financials Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Financial Institutions Capped Bond Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.30%	None	None	0.30%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, February 14, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index measures the performance of U.S. dollar-denominated publicly-issued investment-grade corporate bonds in the financial sector. The Underlying Index is market capitalization-weighted with a 5% cap on any one issuer and a pro rata distribution of any excess weight across the remaining issuers in the Underlying Index.
The Underlying Index includes investment-grade corporate bonds publicly-issued by U.S. and non-U.S. issuers in the U.S. bond market with maturities of one year or more and with $250 million or more of outstanding face value. Each corporate bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with registration rights. In addition, securities in the Underlying Index must be fixed-rate and non-convertible. The securities in the Underlying Index are updated on the last calendar day of each month.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. As of September 30, 2012, 18.70% of the Underlying Index was composed of bonds issued by non-U.S. issuers from the following countries: Australia, Bermuda, Brazil, Canada, Chile, Colombia, France, Germany, Japan, the Netherlands, Peru, Spain, Sweden, Switzerland and the United Kingdom.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures
S-2

similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades
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and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or
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representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been
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in operation for less than one full calendar year and therefore does not report its performance information.
Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Financials Sector Bond Fund to the iShares Financials Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
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Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. This situation created instability in the financial markets and caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions,
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economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be
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created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one
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North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING
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ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
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Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.30%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including
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BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an
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Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
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Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “MONY.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
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Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
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The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
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Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from
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capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such
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term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
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The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,314,000	100,000	$300	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 50.07
Income from investment operations:
Net investment income[b]	1.09
Net realized and unrealized gain[c]	2.86
Total from investment operations	3.95
Less distributions from:
Net investment income	(0.96)
Total distributions	(0.96)
Net asset value, end of period	$ 53.06
Total return	7.97% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$10,611
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	3.00%
Portfolio turnover rate[f]	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
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the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.53%
Greater than 1.0% and Less than 1.5%	16	8.51
Greater than 0.5% and Less than 1.0%	101	53.73
Between 0.5% and -0.5%	70	37.23
	188	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
7.97%	8.53%	9.00%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/14/12). The first day of secondary market trading in shares of the Fund was 2/16/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-MONY-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares Industrials Bond ETF | ENGN | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Industrial Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® INDUSTRIALS BOND ETF
Ticker: ENGN	Stock Exchange: NYSE Arca
Investment Objective
The iShares Industrials Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Industrial Bond Index (the “Underlying Index” ).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.30%	None	None	0.30%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, February 14, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index measures the performance of U.S. dollar-denominated publicly-issued investment-grade U.S. corporate bonds in the industrials sector.
The Underlying Index includes investment-grade corporate bonds publicly-issued by U.S. and non-U.S. issuers in the U.S. bond market with maturities of one year or more and with $250 million or more of outstanding face value. Each corporate bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with registration rights. In addition, securities in the Underlying Index must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted. The securities in the Underlying Index are updated on the last calendar day of each month.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. As of September
30, 2012, 20.55% of the Underlying Index was composed of bonds issued by non-U.S. issuers from the following countries: Australia, Belgium, Brazil, Canada, Chile, France, Germany, Greece, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, South Africa, South Korea, Spain, Sweden, Switzerland and the United Kingdom.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
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The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
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Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of
individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial
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reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Industrials Sector Bond Fund to the iShares Industrials Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
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Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a
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component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
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Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
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Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of
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the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
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A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.30%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
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BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the
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Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the
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lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “ENGN.”
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Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its
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participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
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When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or
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“Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on
17

their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,157,000	100,000	$300	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to
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investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 50.03
Income from investment operations:
Net investment income[b]	0.99
Net realized and unrealized gain[c]	1.85
Total from investment operations	2.84
Less distributions from:
Net investment income	(0.86)
Total distributions	(0.86)
Net asset value, end of period	$ 52.01
Total return	5.76% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$15,604
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	2.76%
Portfolio turnover rate[f]	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
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the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	42	22.34%
Greater than 0.5% and Less than 1.0%	109	57.98
Between 0.5% and -0.5%	37	19.68
	188	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
5.76%	6.50%	6.07%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/14/12). The first day of secondary market trading in shares of the Fund was 2/16/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-ENGN-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares Utilities Bond ETF | AMPS | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays U.S. Utility Bond Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® UTILITIES BOND ETF
Ticker: AMPS	Stock Exchange: NYSE Arca
Investment Objective
The iShares Utilities Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Utility Bond Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.30%	None	None	0.30%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. From inception, February 14, 2012, to the most recent fiscal year end, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index measures the performance of U.S. dollar-denominated publicly-issued investment-grade corporate bonds in the utilities sector.
The Underlying Index includes investment-grade corporate bonds publicly-issued by U.S. and non-U.S. issuers in the U.S. bond market with maturities of one year or more and with $250 million or more of outstanding face value. Each corporate bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), with registration rights. In addition, securities in the Underlying Index must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. As of September
30, 2012, 5.79% of the Underlying Index was composed of bonds issued by non-U.S. issuers from the following countries: Canada, Chile, France, Spain and the United Kingdom.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index and in investments that provide substantially similar
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exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the
Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of
S-3

those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to North American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions
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under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the
Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2012.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares Utilities Sector Bond Fund to the iShares Utilities Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
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A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
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Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous
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time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
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Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and
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financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. The economies of many countries in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key
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trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of  coupon payments on bonds issued by such company. Also, energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.30%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2012.
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Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2012.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
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Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “AMPS.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
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of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
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responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
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sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,”
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for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer
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identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a
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purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on
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the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,203,000	100,000	$300	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or
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indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout the period)
Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$ 50.07
Income from investment operations:
Net investment income[b]	1.11
Net realized and unrealized gain[c]	2.17
Total from investment operations	3.28
Less distributions from:
Net investment income	(0.97)
Total distributions	(0.97)
Net asset value, end of period	$ 52.38
Total return	6.64% [d]
Ratios/Supplemental data:
Net assets, end of period (000s)	$10,475
Ratio of expenses to average net assets[e]	0.30%
Ratio of net investment income to average net assets[e]	3.08%
Portfolio turnover rate[f]	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
21

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund from April 1, 2012 through December 31, 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.53%
Greater than 2.0% and Less than 2.5%	9	4.79
Greater than 1.5% and Less than 2.0%	34	18.09
Greater than 1.0% and Less than 1.5%	75	39.89
Greater than 0.5% and Less than 1.0%	56	29.79
Between 0.5% and -0.5%	13	6.91
	188	100.00%
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II. Total Return Information
The table that follows presents information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Cumulative Total Returns
Inception to 10/31/12*
NAV	MARKET	INDEX
6.64%	8.35%	7.05%

*	Total returns for the period since inception are calculated from the inception date of the Fund (2/14/12). The first day of secondary market trading in shares of the Fund was 2/16/12.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-AMPS-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“J.P. Morgan” and “ J.P. Morgan EMBISM Global Core Index” are trademarks of JPMorgan Chase & Co. and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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iSHARES® J.P. MORGAN USD EMERGING
MARKETS BOND ETF
Ticker: EMB	Stock Exchange: NYSE Arca
Investment Objective
The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the J.P. Morgan EMBISM Global Core Index (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.60%	None	None	0.60%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.
As of September 30, 2012, the Underlying Index consisted of the following 35 countries: Argentina, Belarus, Brazil, Bulgaria, Chile, China, Colombia, Croatia, the Dominican Republic, Egypt, El Salvador, Hungary, Indonesia, Iraq, the Ivory Coast, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Panama, Peru, the Philippines, Poland, Romania, Russia, Serbia, South Africa, Sri Lanka, Turkey, the Ukraine, Uruguay, Venezuela and Vietnam. As of September 30, 2012, the Underlying Index’s five highest weighted countries were Brazil, Russia, Turkey, Mexico and the Philippines.
The Underlying Index may change its composition and weighting monthly upon rebalancing. The Underlying Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. Only those instruments which (i) are denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more, (iii) have at least two years until maturity, (iv) are able to settle internationally through Euroclear or another institution domiciled outside the issuing country, and (v) have bid and offer prices that are available on a daily and timely basis — either from an inter-dealer broker or J.P. Morgan Securities LLC — are considered for inclusion in the Underlying Index. As of September 30, 2012, the Underlying Index consisted of both investment-grade and non-investment-grade bonds. Convertible bonds are not eligible for inclusion in the Underlying Index. The Underlying Index is market value weighted and is rebalanced monthly on the last business day of the month.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active
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management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets in the securities of the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is JPMorgan Chase & Co. (“J.P. Morgan”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest
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rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, Inc. (“Fitch”) or “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative and more volatile than higher-rated securities of similar maturity.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
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Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to Central and South American Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its trading partners, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and U.S. Economic Risk.
Risk of Investing in Emerging Markets. The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also
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trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Sovereign and Quasi-Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the
Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 11.04% in the 2nd quarter of 2009; the worst was -5.80% in the 4th quarter of 2008.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Five Years	Since Fund Inception
(Inception Date: 12/17/2007)
Return Before Taxes	17.64%	9.54%	9.59%
Return After Taxes on Distributions[1]	15.84%	7.53%	7.59%
Return After Taxes on Distributions and Sale of Fund Shares[1]	11.38%	6.96%	7.01%
J.P. Morgan EMBISM Global Core Index (Index returns do not reflect deductions for fees, expenses, or taxes)	18.62%	10.35%	10.42%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares J.P. Morgan USD Emerging Markets Bond Fund to the iShares J.P. Morgan USD Emerging Markets Bond ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
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The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asian Economic Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Central and South American Economic Risk. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
Concentration Risk. The Fund’s investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund’s investments in a particular sovereign and quasi-sovereign entity or entities in a particular country, group of countries, region, market, sector or asset class. To the extent that its Underlying
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Index or portfolio is concentrated in the bonds of a particular sovereign and quasi-sovereign entity or entities in a particular country, group of countries, region, market, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign and quasi-sovereign country, group of countries, region, market, sector or asset class.
Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.
The Fund’s portfolio may include below investment grade bonds, which generally are subject to greater levels of credit risk than higher rated securities. There is the chance that any of the Fund’s holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Extension Risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund’s income and potentially in the value of the Fund’s investments.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social
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unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.
High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.
In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
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Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve investing in securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. The Fund invests primarily in emerging market bonds and, as a result, the Fund’s portfolio may have greater exposure to market risk than a fund that invests in securities of developed markets. Fixed-income securities with short-term maturities
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are generally less sensitive to such changes than fixed-income securities with longer term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of
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the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there
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may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Risk of Investing in Emerging Markets. Investments in emerging markets are subject to a greater risk of loss than investments in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. In addition, emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risks associated with custody of securities, as well as greater risk of capital controls through such measures as taxes or interest rate control. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause
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uncertainty in the markets of these countries and regions and may adversely affect their economies.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a foreign sovereign governments, and quasi-sovereign debt includes securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in certain markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these nations and, as a result, securities to which the Fund has exposure.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of
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the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Eastern European Economic Risk. An investment in Eastern European issuers may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on export of commodities, including oil and gas, and certain metals. As a result, such economies will be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Acts of terrorism in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the Fund has exposure. The securities markets in Eastern European countries are substantially smaller and inexperienced, with less government supervision and regulation of stock exchanges and less liquid and more volatile than securities markets in the United States or Western European countries. In addition, investing in securities of Eastern European issuers involves:
■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in certain Eastern European countries;
■	Risks in connection with the maintenance of the Fund's portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
■	The risk that the Fund's ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of certain Eastern European companies is recorded by the companies themselves and by registrars, rather than a central registration system;
■	The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because certain Eastern European banking institutions and registrars are not guaranteed by their respective governments; and
■	Risks in connection with Eastern European countries' dependence on the economic health of Western European countries and the EU as a whole.
Other risks related to investing in securities of Eastern European issuers include: the absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Eastern European issuers as a result of expropriation; and certain national
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policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Middle Eastern Economic Risk. Many Middle Eastern countries have little or no democratic tradition and the political and legal systems in such countries may have an adverse impact on the Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. Middle Eastern economies may be subject to acts of terrorism, political strife, and sudden outbreaks of hostilities with neighboring countries.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, religious tensions or defense concerns, which may adversely affect the economies of these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment.
Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in regime change. If regime change were to occur in any of these countries, the new government may not immediately stabilize such country, which could adversely affect the economies of Middle Eastern countries in which the Fund invests and could decrease the value of the Fund’s investments.
North American Economic Risk. The United States is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
As of October 31, 2012, for its investment advisory services to the Fund, BFA received a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.60%. Effective July 1, 2013, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund corresponding to the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the iShares iBoxx $ High Yield Corporate Bond ETF and the Fund (“Combined Funds”). The aggregate management fee is calculated as follows:
Average Daily Net Assets of Combined Funds	Rate of Management Fee
First $19 billion	0.6000%
Greater than $19 billion - Up to $33 billion	0.5700%
Greater than $33 billion - Up to $58 billion	0.5415%
Greater than $58 billion	0.5145%
Each reduced management fee level set forth in the fee schedule above reflects a 5% reduction (rounded to the fourth decimal place) from the management fee at the prior Combined Fund asset level.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund's annual report for the period ended October 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
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The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain
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losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are
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unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “EMB.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial
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Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time)
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on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been
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sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of
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15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information;
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and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
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The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table
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below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$12,187,000	100,000	$700	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Oct. 31, 2102	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011
Net asset value, beginning of period	$ 109.56	$ 105.20	$ 101.51
Income from investment operations:
Net investment income[c]	5.25	3.56	5.55
Net realized and unrealized gain (loss)[d]	11.23	4.35	3.63
Total from investment operations	16.48	7.91	9.18
Less distributions from:
Net investment income	(5.23)	(3.55)	(5.49)
Total distributions	(5.23)	(3.55)	(5.49)
Net asset value, end of period	$ 120.81	$ 109.56	$ 105.20
Total return	15.50%	7.63% [e]	9.21%
Ratios/Supplemental data:
Net assets, end of period (000s)	$6,185,433	$3,144,253	$2,240,859
Ratio of expenses to average net assets[f]	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[f]	4.61%	4.92%	5.21%
Portfolio turnover rate[g]	30%	14%	24%
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	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009	Period from Dec. 17, 2007[b] to Feb. 29, 2008
Net asset value, beginning of period	$ 82.17	$ 100.80	$100.32
Income from investment operations:
Net investment income[c]	5.89	5.83	1.09
Net realized and unrealized gain (loss)[d]	19.17	(19.17)	0.03
Total from investment operations	25.06	(13.34)	1.12
Less distributions from:
Net investment income	(5.72)	(5.29)	(0.64)
Total distributions	(5.72)	(5.29)	(0.64)
Net asset value, end of period	$ 101.51	$ 82.17	$100.80
Total return	31.34%	(13.68)%	1.10% [e]
Ratios/Supplemental data:
Net assets, end of period (000s)	$1,167,339	$139,685	$ 40,319
Ratio of expenses to average net assets[f]	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[f]	5.97%	6.61%	5.36%
Portfolio turnover rate[g]	43%	31%	10%

[a]	The Fund's fiscal year-end was changed from February 28 to October 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
J.P. Morgan is the Index Provider for the Underlying Index. J.P. Morgan is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
J.P. Morgan provides financial, economic and investment information to the financial community. J.P. Morgan calculates and maintains the J.P. Morgan EMBISM Global Core Index, J.P. Morgan Emerging Markets Bond Index Plus, J.P. Morgan Emerging Markets Bond Index Global and Emerging Markets Bond Index Global Diversified. Security additions and deletions into the emerging markets bond indexes do not in any way reflect an opinion in the investment merits of the security.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. J.P. Morgan's only relationship to the Trust and BFA or its affiliates is the licensing of certain trademarks and trade names of J.P. Morgan and of the Underlying Index which is determined, composed and calculated by J.P. Morgan without regard to the Trust, BFA or its affiliates or the Fund. J.P. Morgan has no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. J.P. Morgan is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. J.P. Morgan does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and J.P. Morgan shall have no liability for any errors, omissions, or interruptions therein.
J.P. Morgan makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. J.P. Morgan makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall J.P. Morgan have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the
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ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	0.80%
Greater than 0.5% and Less than 1.0%	175	70.00
Between 0.5% and -0.5%	72	28.80
Less than -0.5% and Greater than -1.0%	1	0.40
	250	100.00%
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II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Average Annual Total Returns						Cumulative Total Returns
Year Ended 10/31/12			Inception to 10/31/12*			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
15.50%	15.35%	16.39%	9.50%	9.60%	10.32%	55.64%	56.32%	61.33%

*	Total returns for the period since inception are calculated from the inception date of the Fund (12/17/07). The first day of secondary market trading in shares of the Fund was 12/19/07.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-EMB-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“STANDARD & POOR'S®,” “S&P®” and “S&P INDICES®” are registered trademarks and servicemarks of S&P Dow Jones LLC, a subsidiary of the McGraw-Hill Companies and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
“Citigroup” is a registered trademark and servicemark of Citigroup Inc. or its affiliates and has been licensed for use for certain purposes by Standard & Poor's and BlackRock Fund Advisors or its affiliates. Reproduction of Citigroup data and information in any form is prohibited except with the prior written permission of S&P or Citigroup Index LLC (“Citigroup”).
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iSHARES® 1-3 YEAR INTERNATIONAL
TREASURY BOND ETF
Ticker: ISHG	Stock Exchange: NASDAQ
Investment Objective
The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.35%	None	None	0.35%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the United States that have a remaining maturity of greater than one year and less than or equal to three years. The methodology is designed to balance the weighting of each country within the Underlying Index by limiting the weightings of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. To be eligible for inclusion in the Underlying Index, the issuing country must be a “Developed Country” as classified by the Bank for International Settlements.
As of September 30, 2012, the Underlying Index included securities issued by governments in the following 18 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Norway, Portugal,
Spain, Sweden, Switzerland, and the United Kingdom.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain
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futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is a product of an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is S&P Dow Jones LLC, a subsidiary of The McGraw-Hill Companies (“S&P”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund's overall NAV.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in
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the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to Asian Economic Risk and European Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its trading partners, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and U.S. Economic Risk.
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Risk of Investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 9.96% in the 3rd quarter of 2010; the worst was -4.94% in the 2nd quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 1/21/2009)
Return Before Taxes	1.74%	2.44%
Return After Taxes on Distributions[1]	1.20%	1.72%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.13%	1.67%
S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year (Index returns do not reflect deductions for fees, expenses, or taxes)	2.20%	2.95%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BlackRock Fund Advisors. The Fund’s sub-adviser is BlackRock International Limited.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund to the iShares 1-3 Year International Treasury Bond ETF.
BFA is the investment adviser to the Fund and BlackRock International Limited is the sub-adviser (the “Sub-Adviser”). Shares of the Fund are listed for trading on The NASDAQ Stock Market (“NASDAQ”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
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The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asian Economic Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. The Fund’s investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund’s investments in a small group of countries. To the extent that its Underlying Index or portfolio is concentrated in the bonds of a particular country, group of countries, region, market, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign country, group of countries, region, market, sector or asset class.
Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.
The Fund’s portfolio may include below investment grade bonds, which generally are subject to greater levels of credit risk than higher rated securities. There is the chance that any of the Fund’s holdings will have its credit ratings downgraded or will default
2

(fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying
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Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions,
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economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be
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created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. Economies in developed countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading
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partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Risk of Investing in Japan. Japan may be subject to political, economic, nuclear, and labor risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Economic Risk. The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan's political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Nuclear Risk. The nuclear power plant catastrophe in Japan in March 2011 may have short-term and long-term effects on the nuclear energy industry, the extent of which are currently unknown.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. It is a labor market that is undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Geographic Risk. Natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the
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Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these countries and regions and may adversely affect their economies.
Sovereign Obligations Risk. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of corporate debt obligations and may affect the Fund's NAV. These risks may be more pronounced with respect to non-U.S. sovereign debt than with respect to U.S. government debt. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in certain markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar
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exchange rates or a recession in the United States may have a material adverse effect on the economies of these nations and, as a result, securities to which the Fund has exposure.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, Inc., or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.
High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.
In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.35%.
BFA has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides either: (i) a fee equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement or (ii) an amount based on the cost of the services provided. The Sub-Adviser, subject to the supervision and oversight of the Trust's Board of Trustees (the “Board”) and BFA, will be primarily responsible for execution of securities transactions outside the United States and Canada and may, from time to time, participate in the management of specified assets in the Fund’s portfolio. If the Sub-Adviser provides services relating to both portfolio management and trading, it is entitled to receive from BFA an amount equal to 20% of BFA’s management fee, and if the Sub-Adviser provides services related solely to trading, then it is entitled to receive from BFA an amount equal to 110% of the actual pre-tax costs incurred by the Sub-Adviser.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BlackRock International Limited is an investment adviser located in the United Kingdom at 40 Torphichen Street, Edinburgh EH3 8JB. The Sub-Adviser is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2012, the Sub-Adviser’s total assets under management were approximately $23.5 billion. BFA, the Sub-Adviser, and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement with BFA and the sub-advisory agreement between BFA and the Sub-Adviser is available in the Fund's annual report for the period ended October 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing
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investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that
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are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of
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iShares, Inc. (collectively, “Defendants” ) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “ISHG.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in
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the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NASDAQ.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time”
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update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA,
15

is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will
16

receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
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A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated
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portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus
19

delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$4,868,500	50,000	$700	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Jan. 21, 2009[b] to Feb. 28, 2009
Net asset value, beginning of period	$ 104.25	$ 106.02	$ 102.17	$ 92.38	$95.47
Income from investment operations:
Net investment income[c]	2.28	1.75	1.24	0.99	0.11
Net realized and unrealized gain (loss)[d]	(6.05)	(1.23)	3.65	10.09	(3.20)
Total from investment operations	(3.77)	0.52	4.89	11.08	(3.09)
Less distributions from:
Net investment income	(2.93)	(2.29)	(1.04)	(1.29)	−
Total distributions	(2.93)	(2.29)	(1.04)	(1.29)	−
Net asset value, end of period	$ 97.55	$ 104.25	$ 106.02	$ 102.17	$92.38
Total return	(3.62)%	0.48% [e]	4.82%	11.84%	(3.12)% [e]
Ratios/Supplemental data:
Net assets, end of period (000s)	$185,345	$166,794	$127,225	$122,608	$ 9,238
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	2.36%	2.44%	1.22%	0.94%	1.09%
Portfolio turnover rate[g]	100%	57%	136%	115%	23%

[a]	The Fund's fiscal year-end was changed from February 28 to October 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
S&P is the Index Provider for the Underlying Index and is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
S&P, a subsidiary of The McGraw-Hill Companies, Inc., is the world’s largest, global resource for index-based concepts, data and research. Home to iconic financial market indicators, such as the S&P 500® and the Dow Jones Industrial AverageSM, S&P has over 115 years of experience constructing innovative and transparent solutions that fulfill the needs of institutional and retail investors. With over 830,000 indices covering a wide range of assets classes across the globe, S&P defines the way investors measure and trade the markets. To learn more about our company, please visit www.spdji.com.
S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200TM, which includes the S&P 500® for the United States, the S&P Europe 350TM for Continental Europe and the United Kingdom, the S&P/TOPIX 150TM for Japan, the S&P Asia 50TM, the S&P/TSX 60TM for Canada, the S&P/ASX 50TM and the S&P Latin America 40TM. S&P also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Composite 1500® and S&P REIT CompositeTM for the United States. S&P calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of comprehensive rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by S&P or Citigroup or their affiliates. Neither S&P nor Citigroup nor their affiliates makes any representation or warranty, express or implied, to the owners or prospective owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the price and yield performance of the Underlying Index or the ability of Underlying Index to track general bond market performance. S&P’s only relationship to the Trust or BFA or its affiliates is the licensing of certain trademarks, trade names and service marks of S&P and of the S&P Indexes which are determined, composed, and calculated by S&P without regard to the Trust or BFA or its affiliates. Citigroup’s only relationship to the Trust or BFA or its affiliates is the licensing of certain information, data, trademarks and trade names of Citigroup and of the Underlying Index which is determined, composed and calculated by Citigroup without regard to the Trust or BFA or its affiliates. S&P and Citigroup have no obligation to take the needs of BFA or its affiliates or the owners or prospective owners of the Fund into consideration in determining, composing
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or calculating the Underlying Index. Neither S&P nor Citigroup is responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. S&P and Citigroup and their affiliates have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund.
NEITHER S&P, NOR CITIGROUP, NOR ANY OF THEIR AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, CITIGROUP AND THEIR AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P OR CITIGROUP MARKS, THE S&P INDEXES, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, OR AS TO RESULTS TO BE OBTAINED BY THEIR LICENSEES, SUBLICENSEES OR OWNERS OF SHARES OF THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS THIRD PARTY LICENSOR CITIGROUP, OR THEIR AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. IN NO EVENT WHATSOEVER SHALL S&P’S THIRD PARTY LICENSOR CITIGROUP, OR ANY OF ITS AFFILIATES, BE LIABLE FOR ANY DAMAGES HEREUNDER, EVEN IF CITIGROUP OR ANY SUCH AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.
Shares of the Fund are not sponsored, endorsed or promoted by NASDAQ. NASDAQ makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NASDAQ is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NASDAQ has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
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NASDAQ does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NASDAQ makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	12	4.80%
Greater than 1.5% and Less than 2.0%	48	19.20
Greater than 1.0% and Less than 1.5%	23	9.20
Greater than 0.5% and Less than 1.0%	14	5.60
Between 0.5% and -0.5%	143	57.20
Less than -0.5% and Greater than -1.0%	10	4.00
	250	100.00%
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II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Average Annual Total Returns						Cumulative Total Returns
Year Ended 10/31/12			Inception to 10/31/12*			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(3.62)%	(3.44)%	(3.23)%	2.56%	2.58%	3.07%	10.03%	10.10%	12.10%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/21/09). The first day of secondary market trading in shares of the Fund was 1/23/09.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-ISHG-0713

March 1, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iShares International Treasury Bond ETF | IGOV | NASDAQ
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“STANDARD & POOR'S®,” “S&P®” and “S&P INDICES®” are registered trademarks and servicemarks of S&P Dow Jones LLC, a subsidiary of the McGraw-Hill Companies and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
“Citigroup” is a registered trademark and servicemark of Citigroup Inc. or its affiliates and has been licensed for use for certain purposes by Standard & Poor's and BlackRock Fund Advisors or its affiliates. Reproduction of Citigroup data and information in any form is prohibited except with the prior written permission of S&P or Citigroup Index LLC (“Citigroup”).
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iSHARES® INTERNATIONAL TREASURY BOND ETF
Ticker: IGOV	Stock Exchange: NASDAQ
Investment Objective
The iShares International Treasury Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex-US (the “Underlying Index”).
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.35%	None	None	0.35%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The Underlying Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the United States. The index methodology is designed to balance the weighting of each country within the Underlying Index by limiting the weightings of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. To be eligible for inclusion in the Underlying Index, the issuing country must be a “Developed Country” as classified by the Bank for International Settlements.
As of September 30, 2012, the Underlying Index included securities issued by governments in the following 18 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index includes bonds having a remaining maturity greater than one year.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of the Underlying Index and in investments that provide substantially similar exposure to the securities in the Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including
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money market funds advised by BFA or its affiliates, as well as in securities not included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is a product of an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is S&P Dow Jones LLC, a subsidiary of The McGraw-Hill Companies (“S&P”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“ NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund's overall NAV.
Geographic Risk. A natural or other disaster could occur in a geographic region in which the Fund invests.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on
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the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to Asian Economic Risk and European Economic Risk.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its trading partners, the Fund is specifically exposed to Asian Economic Risk, European Economic Risk and U.S. Economic Risk.
Risk of Investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.
Securities Lending Risk. The Fund may engage in securities lending. Securities
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lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns. Incidents involving a country's or region's security may cause uncertainty in these markets and may adversely affect their economies and the Fund's investments.
Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.
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Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Fund's prospectus (the “Prospectus”).
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 11.41% in the 3rd quarter of 2010; the worst was -4.21% in the 2nd quarter of 2010.
Updated performance information is available at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
Average Annual Total Returns
(for the periods ended December 31, 2012)
	One Year	Since Fund Inception
(Inception Date: 1/21/2009)
Return Before Taxes	7.40%	4.93%
Return After Taxes on Distributions[1]	6.59%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.79%	3.66%
S&P/Citigroup International Treasury Bond Index Ex-US (Index returns do not reflect deductions for fees, expenses, or taxes)	7.96%	5.49%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
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Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BlackRock Fund Advisors. The Fund’s sub-adviser is BlackRock International Limited.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2011 and 2010, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares S&P/Citigroup International Treasury Bond Fund to the iShares International Treasury Bond ETF.
BFA is the investment adviser to the Fund and BlackRock International Limited is the sub-adviser (the “Sub-Adviser”). Shares of the Fund are listed for trading on The NASDAQ Stock Market (“NASDAQ”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
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The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asian Economic Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Concentration Risk. The Fund’s investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund’s investments in a small group of countries. To the extent that its Underlying Index or portfolio is concentrated in the bonds of a particular country, group of countries, region, market, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sovereign country, group of countries, region, market, sector or asset class.
Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.
The Fund’s portfolio may include below investment grade bonds, which generally are subject to greater levels of credit risk than higher rated securities. There is the chance that any of the Fund’s holdings will have its credit ratings downgraded or will default
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(fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings.
Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, volcanoes, droughts, floods, hurricanes and tsunamis, and are economically sensitive to environmental events. Any natural or other disaster could have a significant adverse impact on the economies of these geographic areas, causing an adverse impact on the Fund's investments in the affected region.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
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Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will
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trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Reliance on Trading Partners Risk. Economies in developed countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
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Risk of Investing in Japan. Japan may be subject to political, economic, nuclear, and labor risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Economic Risk. The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan's political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Nuclear Risk. The nuclear power plant catastrophe in Japan in March 2011 may have short-term and long-term effects on the nuclear energy industry, the extent of which are currently unknown.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. It is a labor market that is undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Geographic Risk. Natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
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Security Risk. Some countries and regions in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these countries and regions and may adversely affect their economies.
Sovereign Obligations Risk. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt, including treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of corporate debt obligations and may affect the Fund's NAV. These risks may be more pronounced with respect to non-U.S. sovereign debt than with respect to U.S. government debt. Several countries in which the Fund invests have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future.
Structural Risk. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in certain markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the United States may have a material adverse effect on the economies of these nations and, as a result, securities to which the Fund has exposure.
Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. stock
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exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA. This conversion may result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
High Yield Securities Risk. Securities that are rated below investment grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor's Ratings Services and Fitch, Inc., or “Baa3” by Moody’s Investors Service, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.
High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.
In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
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Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.35%.
BFA has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides either: (i) a fee equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement or (ii) an amount based on the cost of the services provided. The Sub-Adviser, subject to the supervision and oversight of the Trust's Board of Trustees (the “Board”) and BFA, will be primarily responsible for execution of securities transactions outside the United States and Canada and may, from time to time, participate in the management of specified assets in the Fund’s portfolio. If the Sub-Adviser provides services relating to both portfolio management and trading, it is entitled to receive from BFA an amount equal to 20% of BFA’s management fee, and if the Sub-Adviser provides services related solely to trading, then it is entitled to receive from BFA an amount equal to 110% of the actual pre-tax costs incurred by the Sub-Adviser.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BlackRock International Limited is an investment adviser located in the United Kingdom at 40 Torphichen Street, Edinburgh EH3 8JB. The Sub-Adviser is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2012, the Sub-Adviser’s total assets under management were approximately $23.5 billion. BFA, the Sub-Adviser, and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement with BFA and the sub-advisory agreement between BFA and the Sub-Adviser is available in the Fund's annual report for the period ended October 31.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2011.
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Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2010.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
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Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “IGOV.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
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of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NASDAQ.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
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responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
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Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the
17

IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
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Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
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Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of November 30, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,158,000	50,000	$1,200	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
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In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
21

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Jan. 21, 2009[b] to Feb. 28, 2009
Net asset value, beginning of period	$ 104.49	$ 103.38	$ 101.75	$ 91.34	$94.29
Income from investment operations:
Net investment income[c]	2.91	2.08	2.37	2.18	0.21
Net realized and unrealized gain (loss)[d]	(1.63)	1.22	1.59	10.42	(3.16)
Total from investment operations	1.28	3.30	3.96	12.60	(2.95)
Less distributions from:
Net investment income	(3.05)	(2.19)	(2.33)	(2.19)	−
Total distributions	(3.05)	(2.19)	(2.33)	(2.19)	−
Net asset value, end of period	$ 102.72	$ 104.49	$ 103.38	$ 101.75	$91.34
Total return	1.35%	3.19% [e]	3.98%	13.85%	(3.17)% [e]
Ratios/Supplemental data:
Net assets, end of period (000s)	$349,251	$282,130	$186,079	$122,101	$ 9,134
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	2.93%	2.94%	2.35%	2.10%	2.13%
Portfolio turnover rate[g]	48%	27%	72%	108%	17%

[a]	The Fund's fiscal year-end was changed from February 28 to October 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund's underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
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Index Provider
S&P is the Index Provider for the Underlying Index and is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
S&P, a subsidiary of The McGraw-Hill Companies, Inc., is the world’s largest, global resource for index-based concepts, data and research. Home to iconic financial market indicators, such as the S&P 500® and the Dow Jones Industrial AverageSM, S&P has over 115 years of experience constructing innovative and transparent solutions that fulfill the needs of institutional and retail investors. With over 830,000 indices covering a wide range of assets classes across the globe, S&P defines the way investors measure and trade the markets. To learn more about our company, please visit www.spdji.com.
S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200TM, which includes the S&P 500® for the United States, the S&P Europe 350TM for Continental Europe and the United Kingdom, the S&P/TOPIX 150TM for Japan, the S&P Asia 50TM, the S&P/TSX 60TM for Canada, the S&P/ASX 50TM and the S&P Latin America 40TM. S&P also publishes the S&P MidCap 400®, S&P SmallCap 600®, S&P Composite 1500® and S&P REIT CompositeTM for the United States. S&P calculates and maintains the S&P Global Broad Market Index (BMI) Series, a set of comprehensive rules-based equity benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.
BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Trust at no charge.
Disclaimers
The Fund is not sponsored, endorsed, sold or promoted by S&P or Citigroup or their affiliates. Neither S&P nor Citigroup nor their affiliates makes any representation or warranty, express or implied, to the owners or prospective owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the price and yield performance of the Underlying Index or the ability of Underlying Index to track general bond market performance. S&P’s only relationship to the Trust or BFA or its affiliates is the licensing of certain trademarks, trade names and service marks of S&P and of the S&P Indexes which are determined, composed, and calculated by S&P without regard to the Trust or BFA or its affiliates. Citigroup’s only relationship to the Trust or BFA or its affiliates is the licensing of certain information, data, trademarks and trade names of Citigroup and of the Underlying Index which is determined, composed and calculated by Citigroup without regard to the Trust or BFA or its affiliates. S&P and Citigroup have no obligation to take the needs of BFA or its affiliates or the owners or prospective owners of the Fund into consideration in determining, composing
23

or calculating the Underlying Index. Neither S&P nor Citigroup is responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. S&P and Citigroup and their affiliates have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund.
NEITHER S&P, NOR CITIGROUP, NOR ANY OF THEIR AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, CITIGROUP AND THEIR AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P OR CITIGROUP MARKS, THE S&P INDEXES, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, OR AS TO RESULTS TO BE OBTAINED BY THEIR LICENSEES, SUBLICENSEES OR OWNERS OF SHARES OF THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS THIRD PARTY LICENSOR CITIGROUP, OR THEIR AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. IN NO EVENT WHATSOEVER SHALL S&P’S THIRD PARTY LICENSOR CITIGROUP, OR ANY OF ITS AFFILIATES, BE LIABLE FOR ANY DAMAGES HEREUNDER, EVEN IF CITIGROUP OR ANY SUCH AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.
Shares of the Fund are not sponsored, endorsed or promoted by NASDAQ. NASDAQ makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NASDAQ is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NASDAQ has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
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NASDAQ does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NASDAQ makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NASDAQ makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Supplemental Information
I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.
The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2012.
Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	10	4.00%
Greater than 1.0% and Less than 1.5%	4	1.60
Greater than 0.5% and Less than 1.0%	32	12.80
Between 0.5% and -0.5%	183	73.20
Less than -0.5% and Greater than -1.0%	18	7.20
Less than -1.0% and Greater than -1.5%	2	0.80
Less than -1.5% and Greater than -2.0%	1	0.40
	250	100.00%
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II. Total Return Information
The tables that follow present information about the total returns of the Fund and the Underlying Index as of the fiscal year ended October 31, 2012.
“Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the following tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.
Performance as of October 31, 2012
Average Annual Total Returns						Cumulative Total Returns
Year Ended 10/31/12			Inception to 10/31/12*			Inception to 10/31/12*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1.35%	0.93%	1.87%	4.92%	4.94%	5.48%	19.88%	19.98%	22.31%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/21/09). The first day of secondary market trading in shares of the Fund was 1/23/09.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-IGOV-0713

January 28, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iSharesBond 2016 Corporate ex-Financials Term ETF | IBCB | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays 2016 Maturity High Quality Corporate Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. iSharesBondTM is a trademark of BlackRock Fund Advisors or its affiliates.
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iSHARESBONDTM 2016 CORPORATE EX-FINANCIALS TERM ETF
Ticker: IBCB	Stock Exchange: NYSE Arca
Investment Objective
The iSharesBond 2016 Corporate ex-Financials Term ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2016 Maturity High Quality Corporate Index (the “Underlying Index”). The Fund does not seek to return any predetermined amount at maturity or in periodic distributions.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.10%	None	None	0.10%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$10	$32
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.
Principal Investment Strategies
The Fund is a term fund that will terminate on or about March 31, 2016, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2015 and before April 1, 2016, and excludes financial issuers. Components primarily include industrials companies and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”) with registration rights. In addition, only securities rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services or Fitch, Inc. (“Fitch”) will be included in the Underlying Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of financial issuers, stripped of securities maturing outside of the maturity range as defined above, and divided into two subsets by rating. One subset contains Aaa - A3 rated bonds, and the other contains Baa1 - Baa3 rated bonds. Securities are then market-cap weighted within each subset, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the subset. The two subsets are then combined in a proportion required to achieve an initial weighted average rating of approximately A2. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2016. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are
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downgraded below investment grade by any of the three ratings agencies. Additionally, during this period, existing bond weights will be allowed to float based on changes in market value, and the average weighted rating previously described will not apply. If bond ratings change during this time, weights will not be adjusted, which means that the average credit quality may change over time as bond ratings change and securities are added to and removed from the Underlying Index. During the final two years of the Underlying Index, bonds that are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such issues reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2016, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations (as described below) the Fund's assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2016, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its
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net assets will be distributed to then-current shareholders.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of
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income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund's existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
North American Economic Risk. The Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S.
issuers, and on some or all of the issuers to which the Fund has exposure.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s
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performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. The United States is a significant country in which the Fund invests, and a significant trading partner of countries in which the Fund invests. Certain changes in the U.S. economy may have an adverse effect on countries in which the Fund invests.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares 2016 Investment Grade Corporate Bond ETF to the iSharesBond 2016 Corporate ex-Financials Term ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund will wind up and terminate on or about March 31, 2016. Upon its termination, the Fund will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In the final months of the Fund's operations, as the bonds it holds mature, its portfolio will transition to cash and cash-like instruments. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2016, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index. In accordance with the Trust's Amended and Restated Declaration of Trust dated September 17, 2009, the Fund will terminate on or about the date above, as approved by a majority of the Trust's Board of Trustees (the “Board”), without requiring additional approval by Fund shareholders. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s
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portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings
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downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Declining Yield Risk. During the twelve months prior to the Fund's planned termination date, the bonds held by the Fund will mature and the Fund’s portfolio will convert to cash or cash equivalents. During these final twelve months, the Fund’s yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity, but unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds will not be predictable at the time of your investment. The Fund may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The breakdown between Fund distribution payments and the amount of liquidation proceeds may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes. In addition, the yield on your investment (i.e., the return on your purchase price) may be lower (or higher) than the Fund's published yields, which are based on the Fund's NAV.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents. As the Fund does not seek to retain any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, which is expected to occur to a greater degree earlier in the life of the Fund, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
In 2007, the global capital markets began a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this Prospectus. This financial crisis has caused a significant decline in the value, supply and liquidity of many securities, and has adversely affected many issuers of fixed-income securities and may continue to do so. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain
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information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment
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results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S., dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when
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it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. Issuers located in the United States constitute a majority of the Fund’s holdings, and the United States is a significant, and in some cases the most significant, trading partner of or foreign investor in markets in which the Fund invests. The economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the price of securities listed on United States exchanges and on the economies of these nations and, as a result, securities to which the Fund has exposure.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the
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utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of  coupon payments on bonds issued by such company. Also, energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception.
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Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since inception.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, advisor, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
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Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “IBCB.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
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of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
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responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
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Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the
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IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
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Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of
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prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of January 14, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,000,000	50,000	$150	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
Financial Highlights
Financial highlights for the Fund are not available because, as of the effective date of this prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
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the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-IBCB-0713

December 27, 2012
(as revised July 1, 2013)
2012 Prospectus
►	iSharesBond 2018 Corporate ex-Financials Term ETF | IBCC | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays 2018 Maturity High Quality Corporate Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. iSharesBondTM is a trademark of BlackRock Fund Advisors or its affiliates.
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iSHARESBONDTM 2018 CORPORATE EX-FINANCIALS TERM ETF
Ticker: IBCC	Stock Exchange: NYSE Arca
Investment Objective
The iSharesBond 2018 Corporate ex-Financials Term ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2018 Maturity High Quality Corporate Index (the “Underlying Index”). The Fund does not seek to return any predetermined amount at maturity or in periodic distributions.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.10%	None	None	0.10%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$10	$32
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.
Principal Investment Strategies
The Fund is a term fund that will terminate on or about March 31, 2018, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2017 and before April 1, 2018, and excludes financial issuers. Components primarily include industrials companies and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”) with registration rights. In addition, only securities rated Baa3 or higher by Moody’s® Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services or Fitch, Inc. (“Fitch”) will be included in the Underlying Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of financial issuers, stripped of securities maturing outside of the maturity range as defined above, and divided into two subsets by rating. One subset contains Aaa - A3 rated bonds, and the other contains Baa1 - Baa3 rated bonds. Securities are then market-cap weighted within each subset, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the subset. The two subsets are then combined in a proportion required to achieve an initial weighted average rating of approximately A2. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2018. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are
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downgraded below investment grade by any of the three ratings agencies. Additionally, during this period existing bond weights will be allowed to float based on changes in market value and the average weighted rating previously described will not apply. If bond ratings change during this time, weights will not be adjusted, which means that the average credit quality may change over time as bond ratings change and securities are added to and removed from the Underlying Index. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such issues reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2018, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations, as described below, the Fund's assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2018, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its
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net assets will be distributed to then-current shareholders.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of
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income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund's existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
North American Economic Risk. The Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S.
issuers, and on some or all of the issuers to which the Fund has exposure.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s
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performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. The United States is a significant country in which the Fund invests, and a significant trading partner of countries in which the Fund invests. Certain changes in the U.S. economy may have an adverse effect on countries in which the Fund invests.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares 2018 Investment Grade Corporate Bond ETF to the iSharesBond 2018 Corporate ex-Financials Term ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund will wind up and terminate on or about March 31, 2018. Upon its termination, the Fund will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In the final months of the Fund's operations, as the bonds it holds mature, its portfolio will transition to cash and cash-like instruments. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2018, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index. In accordance with the Trust's Amended and Restated Declaration of Trust dated September 17, 2009, the Fund will terminate on or about the date above as approved by a majority of the Trust's Board of Trustees (the “Board”) without requiring additional approval by Fund shareholders. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s
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portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings
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downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Declining Yield Risk. During the twelve months prior to the Fund's planned termination date, the bonds held by the Fund will mature and the Fund’s portfolio will convert to cash or cash equivalents. During these final twelve months, the Fund’s yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity, but unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds will not be predictable at the time of your investment. The Fund may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The breakdown between Fund distribution payments and the amount of liquidation proceeds may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes. In addition, the yield on your investment (i.e., the return on your purchase price) may be lower (or higher) than the Fund's published yields, which are based on the Fund's NAV.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents. As the Fund does not seek to retain any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, which is expected to occur to a greater degree earlier in the life of the Fund, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
In 2007, the global capital markets began a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this Prospectus. This financial crisis has caused a significant decline in the value, supply and liquidity of many securities, and has adversely affected many issuers of fixed-income securities and may continue to do so. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain
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information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment
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results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S., dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when
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it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. Issuers located in the United States constitute a majority of the Fund’s holdings, and the United States is a significant, and in some cases the most significant, trading partner of or foreign investor in markets in which the Fund invests. The economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the price of securities listed on United States exchanges and on the economies of these nations and, as a result, securities to which the Fund has exposure.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the
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utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of  coupon payments on bonds issued by such company. Also, energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
Asian Economic Risk. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of Asian countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an
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economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.67
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trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception.
Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since inception.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, advisor, market maker, trader, prime broker, lender, agent or principal, and have other direct and
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indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned
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securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “IBCC.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through
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a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
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Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at
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various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
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Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly). Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating
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your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the names, addresses, and taxpayer identification numbers of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, will be included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
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Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of December 14, 2012, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,000,000	50,000	$150	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
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Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
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Financial Highlights
Financial highlights for the Fund are not available because, as of the effective date of this prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.
Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates. BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the
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Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-IBCC-0713

January 28, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iSharesBond 2020 Corporate ex-Financials Term ETF | IBCD | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays 2020 Maturity High Quality Corporate Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. iSharesBondTM is a trademark of BlackRock Fund Advisors or its affiliates.
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iSHARESBONDTM 2020 CORPORATE EX-FINANCIALS TERM ETF
Ticker: IBCD	Stock Exchange: NYSE Arca
Investment Objective
The iSharesBond 2020 Corporate ex-Financials Term ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2020 Maturity High Quality Corporate Index (the “Underlying Index”). The Fund does not seek to return any predetermined amount at maturity or in periodic distributions.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.10%	None	None	0.10%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$10	$32
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Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.
Principal Investment Strategies
The Fund is a term fund that will terminate on or about March 31, 2020, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2019 and before April 1, 2020, and excludes financial issuers. Components primarily include industrials companies and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”) with registration rights. In addition, only securities rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services or Fitch, Inc. (“Fitch”) will be included in the Underlying Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of financial issuers, stripped of securities maturing outside of the maturity range as defined above, and divided into two subsets by rating. One subset contains Aaa - A3 rated bonds, and the other contains Baa1 - Baa3 rated bonds. Securities are then market-cap weighted within each subset, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the subset. The two subsets are then combined in a proportion required to achieve an initial weighted average rating of approximately A2. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2020. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are
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downgraded below investment grade by any of the three ratings agencies. Additionally, during this period, existing bond weights will be allowed to float based on changes in market value, and the average weighted rating previously described will not apply. If bond ratings change during this time, weights will not be adjusted, which means that the average credit quality may change over time as bond ratings change and securities are added to and removed from the Underlying Index. During the final two years of the Underlying Index, bonds that are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such issues reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2020, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations (as described below) the Fund's assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2020, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its
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net assets will be distributed to then-current shareholders.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of
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income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund's existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
North American Economic Risk. The Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S.
issuers, and on some or all of the issuers to which the Fund has exposure.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s
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performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. The United States is a significant country in which the Fund invests, and a significant trading partner of countries in which the Fund invests. Certain changes in the U.S. economy may have an adverse effect on countries in which the Fund invests.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares 2020 Investment Grade Corporate Bond ETF to the iSharesBond 2020 Corporate ex-Financials Term ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund will wind up and terminate on or about March 31, 2020. Upon its termination, the Fund will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In the final months of the Fund's operations, as the bonds it holds mature, its portfolio will transition to cash and cash-like instruments. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2020, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index. In accordance with the Trust's Amended and Restated Declaration of Trust dated September 17, 2009, the Fund will terminate on or about the date above, as approved by a majority of the Trust's Board of Trustees (the “Board”), without requiring additional approval by Fund shareholders. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s
1

portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings
2

downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Declining Yield Risk. During the twelve months prior to the Fund's planned termination date, the bonds held by the Fund will mature and the Fund’s portfolio will convert to cash or cash equivalents. During these final twelve months, the Fund’s yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity, but unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds will not be predictable at the time of your investment. The Fund may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The breakdown between Fund distribution payments and the amount of liquidation proceeds may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes. In addition, the yield on your investment (i.e., the return on your purchase price) may be lower (or higher) than the Fund's published yields, which are based on the Fund's NAV.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents. As the Fund does not seek to retain any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, which is expected to occur to a greater degree earlier in the life of the Fund, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
In 2007, the global capital markets began a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this Prospectus. This financial crisis has caused a significant decline in the value, supply and liquidity of many securities, and has adversely affected many issuers of fixed-income securities and may continue to do so. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain
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information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment
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results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S., dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when
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it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. Issuers located in the United States constitute a majority of the Fund’s holdings, and the United States is a significant, and in some cases the most significant, trading partner of or foreign investor in markets in which the Fund invests. The economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the price of securities listed on United States exchanges and on the economies of these nations and, as a result, securities to which the Fund has exposure.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the
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utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of  coupon payments on bonds issued by such company. Also, energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception.
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Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since inception.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, advisor, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
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Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “IBCD.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
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of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
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responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
15

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
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Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the
17

IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
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Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of
19

prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of January 14, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,000,000	50,000	$100	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
Financial Highlights
Financial highlights for the Fund are not available because, as of the effective date of this prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
22

the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-IBCD-0713

January 28, 2013
(as revised July 1, 2013)
2013 Prospectus
►	iSharesBond 2023 Corporate ex-Financials Term ETF | IBCE | NYSE ARCA
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” and “Barclays 2023 Maturity High Quality Corporate Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. iSharesBondTM is a trademark of BlackRock Fund Advisors or its affiliates.
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iSHARESBONDTM 2023 CORPORATE EX-FINANCIALS TERM ETF
Ticker: IBCE	Stock Exchange: NYSE Arca
Investment Objective
The iSharesBond 2023 Corporate ex-Financials Term ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2023 Maturity High Quality Corporate Index (the “Underlying Index”). The Fund does not seek to return any predetermined amount at maturity or in periodic distributions.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “ Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses.
You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the example that follows:
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.10%	None	None	0.10%
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$10	$32
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.
Principal Investment Strategies
The Fund is a term fund that will terminate on or about March 31, 2023, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2022 and before April 1, 2023, and excludes financial issuers. Components primarily include industrials companies and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”) with registration rights. In addition, only securities rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services or Fitch, Inc. (“Fitch”) will be included in the Underlying Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of financial issuers, stripped of securities maturing outside of the maturity range as defined above, and divided into two subsets by rating. One subset contains Aaa - A3 rated bonds, and the other contains Baa1 - Baa3 rated bonds. Securities are then market-cap weighted within each subset, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the subset. The two subsets are then combined in a proportion required to achieve an initial weighted average rating of approximately A2. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2023. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are
S-2

downgraded below investment grade by any of the three ratings agencies. Additionally, during this period, existing bond weights will be allowed to float based on changes in market value and the average weighted rating previously described will not apply. If bond ratings change during this time, weights will not be adjusted, which means that the average credit quality may change over time as bond ratings change and securities are added to and removed from the Underlying Index. During the final two years of the Underlying Index, bonds that are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such issues reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2023, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations (as described below) the Fund's assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2023, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its
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net assets will be distributed to then-current shareholders.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. (“Barclays Capital”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Asset Class Risk. Securities in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Concentration Risk. To the extent that the Fund's investments are concentrated in a particular region, country, market, industry or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that region, country, market, industry or asset class.
Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of
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income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund's existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.
Income Risk. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.
Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.
Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund's returns because the Fund may be unable to transact at advantageous times or prices.
Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA's investment management strategy may not produce the intended results.
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Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
North American Economic Risk. The Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S.
issuers, and on some or all of the issuers to which the Fund has exposure.
Passive Investment Risk. The Fund is not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Reliance on Trading Partners Risk. The Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s
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performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. The United States is a significant country in which the Fund invests, and a significant trading partner of countries in which the Fund invests. Certain changes in the U.S. economy may have an adverse effect on countries in which the Fund invests.
Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
Performance Information
As of the date of the Fund's prospectus (the “Prospectus”), the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
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Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA” ).
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
On July 1, 2013, the name of the Fund changed from the iShares 2023 Investment Grade Corporate Bond ETF to the iSharesBond 2023 Corporate ex-Financials Term ETF.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by authorized participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund will wind up and terminate on or about March 31, 2023. Upon its termination, the Fund will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In the final months of the Fund's operations, as the bonds it holds mature, its portfolio will transition to cash and cash-like instruments. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2023, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index. In accordance with the Trust's Amended and Restated Declaration of Trust dated September 17, 2009, the Fund will terminate on or about the date above, as approved by a majority of the Trust's Board of Trustees (the “Board”), without requiring additional approval by Fund shareholders. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s
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portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund's portfolio from that of the Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Asset Class Risk. The securities in the Underlying Index or in the Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Concentration Risk. To the extent that the Fund's portfolio reflects the Underlying Index's concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s portfolio holdings will have their credit ratings
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downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Declining Yield Risk. During the twelve months prior to the Fund's planned termination date, the bonds held by the Fund will mature and the Fund’s portfolio will convert to cash or cash equivalents. During these final twelve months, the Fund’s yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and lower than prevailing yields for bonds in the market.
Fluctuation of Yield and Liquidation Amount Risk. The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity, but unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds will not be predictable at the time of your investment. The Fund may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund's portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The breakdown between Fund distribution payments and the amount of liquidation proceeds may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund's termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes. In addition, the yield on your investment (i.e., the return on your purchase price) may be lower (or higher) than the Fund's published yields, which are based on the Fund's NAV.
Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines. In addition, the Fund's income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents. As the Fund does not seek to retain any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary.
Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.
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Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, which is expected to occur to a greater degree earlier in the life of the Fund, rising interest rates may cause the value of the Fund’s investments to decline significantly.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.
Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.
In 2007, the global capital markets began a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this Prospectus. This financial crisis has caused a significant decline in the value, supply and liquidity of many securities, and has adversely affected many issuers of fixed-income securities and may continue to do so. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain
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information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment
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results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. The Fund may invest in U.S., dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
North American Economic Risk. The Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in bond market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately-Issued Securities Risk. The Fund will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when
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it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.
Reliance on Trading Partners Risk. Economies in emerging market countries generally are heavily dependent upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. These countries may be subject to other protectionist measures imposed or negotiated by the countries with which they trade.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.
U.S. Economic Risk. Issuers located in the United States constitute a majority of the Fund’s holdings, and the United States is a significant, and in some cases the most significant, trading partner of or foreign investor in markets in which the Fund invests. The economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the price of securities listed on United States exchanges and on the economies of these nations and, as a result, securities to which the Fund has exposure.
Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the
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utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of  coupon payments on bonds issued by such company. Also, energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss.
Valuation Risk. Because the bond market may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies.
European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro, the common currency of certain EU countries, and may continue to significantly affect every country in Europe, including countries that do not use the euro.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
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Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2012, BFA and its affiliates provided investment advisory services for assets in excess of $3.79 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the Trust's Board of Trustees' (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund's semi-annual report for the six-month period ended April 30.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception.
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Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since inception.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).
The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, advisor, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.
BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.
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No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund's investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
The Fund may, from time to time, enter into transactions in which BFA or an Affiliate's clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may someday provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund's portfolio investment transactions.
Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund's SAI for further information.
Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers' Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act.The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S.
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Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund's shares trade under the trading symbol “IBCE.”
Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “ spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy
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of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund's NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or
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responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund's assets and liabilities are valued primarily on the basis of market quotations.
The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.
The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Fund’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.
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Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
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Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above these amounts that is long-term capital gain. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the
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IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.
If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “ net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund's distributor, BlackRock Investments, LLC (the “ Distributor”), an affiliate of BFA.
A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.
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Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of
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prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.
The following table shows, as of January 14, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):
Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,000,000	50,000	$150	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisors, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.
Financial Highlights
Financial highlights for the Fund are not available because, as of the effective date of this prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.
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Index Provider
The Underlying Index is maintained by Barclays Capital. Barclays Capital is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.
Disclaimers
The Fund is not sponsored or endorsed by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays Capital without regard to the Trust or the owners of shares of the Fund. Barclays Capital has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein.
Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of
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the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.
NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
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For more information visit www.iShares.com or call 1-800-474-2737
Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310
Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.
Investment Company Act File No.: 811-09729
IS-P-IBCE-0713

June 17, 2013 (as revised July 1, 2013)

2013 Prospectus

iSharesBond 2016 Corporate Term ETF

IBDA | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays 2016 Maturity Corporate Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. iSharesBond™ is a trademark of BlackRock Fund Advisors or its affiliates.

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iSHARESBONDTM 2016 CORPORATE

TERM ETF

Ticker: IBDA	Stock Exchange: NYSE Arca

Investment Objective

The iSharesBond 2016 Corporate Term ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2015 and before April 1, 2016.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. The Fund will also pay Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. As the Fund has not commenced operations prior to the date of the Fund’s prospectus (the “Prospectus”), Acquired Fund Fees and Expenses are based on an estimate of the Fund’s allocation to other investment companies for the current fiscal year. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”) and will not be included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Prospectus.

You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver
0.10%	None	None	0.03%	0.13%	(0.03)%	0.10%

[1]

BFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other funds advised by BFA or its affiliates through the termination date of the Fund, on or about March 31, 2016. The contractual waiver may be terminated prior to the Fund’s termination only upon the written agreement of the Trust and BFA.

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Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. Fund expenses (and any applicable waivers) are calculated only through March 31, 2016 because the Fund is scheduled to cease operations and liquidate by that date. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	Maturity
$10	$30

Portfolio Turnover. The Fund and the other funds in which the Fund invests (“Underlying Funds”) may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and cause the Fund or Underlying Funds to incur increased expenses. These expenses, which are not reflected in Annual Fund Operating Expenses or in the Example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.

Principal Investment Strategies

The Fund seeks its investment objective by investing in the securities of one or more Underlying Funds that themselves seek investment results corresponding to their own underlying indexes and individual securities which satisfy the criteria of the Barclays 2016 Maturity Corporate Index (the “Underlying Index”). The Fund invests in a combination of individual fixed-income securities and Underlying Funds (primarily consisting of other iShares funds) and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).

The Fund is a term fund that will terminate on or about March 31, 2016, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after March 31, 2015 and before April 1, 2016.

The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for

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it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), with registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, as defined as Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services or Fitch, Inc. (“Fitch”). When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.

The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2016. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period, existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.

When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, either directly, or through its holdings of the Underlying Funds, causing the Fund to incur the fees and expenses of these funds. By March 31, 2016, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.

As of its inception date, the Fund intends to initially invest in the following Underlying Fund: iSharesBond 2016 Corporate ex-Financials Term ETF.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

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BFA uses a representative sampling indexing strategy to manage the Fund or the Underlying Funds that are affiliated with BFA. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund or an Underlying Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index through holding shares of one or more Underlying Funds and direct investments in securities, except during the last months of the Fund’s operations (as described below) the Fund’s assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including BlackRock Cash Funds), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. The Fund seeks to track the investment results of the Underlying Index before the fees and expenses of the Fund. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2016, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders pursuant to a plan of liquidation.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total

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return and ability to meet its investment objective.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or an Underlying Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund’s or an Underlying Fund’s investments are concentrated in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund or an Underlying Fund and lower than prevailing yields for bonds in the market.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Fluctuation of Yield and Liquidation Amount Risk. The Fund and the Underlying Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund and Underlying Funds distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s and the Underlying Funds’ portfolio, which will result in the Fund and Underlying Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund and Underlying Fund distribution payments may adversely affect the tax characterization of your returns from an

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investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund or Underlying Funds must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary. In addition, the Fund’s income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents.

Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund or an Underlying Fund to decline.

Investment in Underlying Funds Risk. The Fund will invest a substantial portion of its assets in one or more Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds.

As the Underlying Funds, or the Fund’s allocations among the Underlying Funds, change from time to time, or to the extent that the expense ratio of any Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund and Underlying Funds are specifically exposed to Management Risk, Market Risk, Market Trading Risk, Passive Investment Risk, Tracking Error Risk and Valuation Risk.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund or an Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an

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Underlying Fund may be unable to transact at advantageous times or prices.

Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA’s investment management strategy may not produce the intended results.

Market Risk. The Fund and Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index’s allocation model will maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.

Non-Diversification Risk. The Fund or an Underlying Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Non-U.S. Issuers Risk. The Fund or an Underlying Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non- U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

North American Economic Risk. The Fund or an Underlying Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S. issuers, and on some or all of the issuers to which the Fund has exposure.

Passive Investment Risk. The Fund and Underlying Funds are not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.

Privately-Issued Securities Risk. The Fund or Underlying Funds will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Reinvestment Risk. The Fund or an Underlying Fund that invests in short-term fixed-income instruments may be adversely affected if interest rates fall

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because it may invest in lower yielding bonds as bonds in the portfolio mature.

Reliance on Trading Partners Risk. The Fund or an Underlying Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Securities Lending Risk. The Fund or the Underlying Funds may engage in securities lending. Securities lending involves the risk that the Fund or an Underlying Fund may lose money because the borrower of the Fund’s or Underlying Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund or an Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

U.S. Economic Risk. The United States is a significant country in which the Fund or the Underlying Funds invest, and a significant trading partner of countries in which the Fund or the Underlying Funds invest. Certain changes in the U.S. economy may have an adverse effect on countries in which the Fund or the Underlying Funds invest.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.

Valuation Risk. Because the bond market may be open on days when the Fund or an Underlying Fund does not price its shares, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance Information

As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Management

Investment Adviser. BlackRock Fund Advisors.

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Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund will wind up and terminate on or about March 31, 2016. Upon its termination, the Fund will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In the final months of the Fund’s operations, as the bonds it holds mature, its portfolio will transition to cash and cash-like instruments. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2016, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index. In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009, the Fund will terminate on or about the date above, as approved by a majority of the Trust’s Board of Trustees (the “Board”), without requiring additional approval by Fund shareholders. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Underlying Index. BFA

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expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or in the Fund’s or an Underlying Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, which may result in the Fund or an Underlying Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund’s or an Underlying Fund’s portfolio reflects the Underlying Index’s concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s or an Underlying Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s or an Underlying Fund’s income level or share price.

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Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, the bonds held by the Fund and the Underlying Funds will mature and the Fund’s and the Underlying Funds’ portfolio will convert to cash or cash equivalents. During these final twelve months, the Fund’s yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and the Underlying Funds and lower than prevailing yields for bonds in the market.

Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

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Fluctuation of Yield and Liquidation Amount Risk. The Fund and the Underlying Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity, but unlike a direct investment in bonds, the breakdown of returns between Fund and Underlying Fund distributions and liquidation proceeds will not be predictable at the time of your investment. The Fund and the Underlying Funds may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s and the Underlying Funds’ portfolio, which will result in the Fund and the Underlying Funds returning a lesser (or greater) amount on liquidation than would otherwise be the case. The breakdown between Fund and Underlying Fund distribution payments and the amount of liquidation proceeds may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes. In addition, the yield on your investment (i.e., the return on your purchase price) may be lower (or higher) than the Fund’s published yields, which are based on the Fund’s NAV.

Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund or an Underlying Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund or an Underlying Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines. In addition, the Fund’s income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents. As the Fund does not seek to retain any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary.

Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For example, during a period where the Underlying Index contains incorrect

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constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund or an Underlying Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund or an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, which is expected to occur to a greater degree earlier in the life of the Fund, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Investment in Underlying Funds Risk. The Fund will invest a substantial portion of its assets in one or more Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in the Fund may receive taxable gains from portfolio transactions by

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an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Funds by the Fund. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund or an Underlying Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund or an Underlying Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund and Underlying Funds could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

In 2007, the global capital markets began a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this Prospectus. This financial crisis has caused a significant decline in the value, supply and liquidity of many securities, and has adversely affected many issuers of fixed-income securities and may continue to do so. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Market Trading Risk

Absence of Active Market. Although shares of the Fund and the Underlying Funds are listed for trading on one or more stock exchanges, there can be no assurance that an

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active trading market for such shares will develop or be maintained.

Risk of Secondary Listings. The Fund’s and each Underlying Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s and each Underlying Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s and each Underlying Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s and each Underlying Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the Fund and the Underlying Funds may trade in the secondary market at times when the Fund and the Underlying Funds do not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund and Underlying Funds accept purchase and redemption orders.

Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund or Underlying Fund shares will continue to be met or will remain unchanged.

Shares of the Fund and the Underlying Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Shares of the Fund and Underlying Funds May Trade at Prices Other Than NAV. Shares of the Fund and each Underlying Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund and each Underlying Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s or Underlying Fund’s holdings since the most recent calculation. The trading prices of the Fund’s or an Underlying Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s and each Underlying Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S OR AN UNDERLYING FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund or an Underlying Fund are not likely to be sustained over the long-term.

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While the creation/redemption feature is designed to make it likely that the Fund’s or an Underlying Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s or Underlying Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s or the Underlying Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund or an Underlying Fund that differ significantly from its NAV.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Model Risk. Neither the Fund nor BFA can offer any assurance that the allocation model used to calculate the Underlying Index will either maximize returns or minimize risks in accordance with the targeted time horizon for the Underlying Index, nor can the Fund or BFA offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. To the extent the Underlying Funds are also classified as non-diversified, they are subject to the same risks.

Non-U.S. Issuers Risk. The Fund and the Underlying Funds may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

North American Economic Risk. The Fund and the Underlying Funds will invest in issuers located in the United States and may invest in issuers located in other North American countries. The Canadian and Mexican economies are significantly affected by

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developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund and the Underlying Funds invest.

Passive Investment Risk. The Fund and Underlying Funds are not actively managed and may be affected by a general decline in bond market segments related to their respective index. The Fund and the Underlying Funds invest in securities included in, or representative of, their respective index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

Privately-Issued Securities Risk. The Fund or Underlying Funds will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying Funds may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund or the Underlying Funds.

Reinvestment Risk. A Fund or an Underlying Fund that invests in short-term fixed-income instruments may be adversely affected when interest rates fall because it may invest in lower yielding bonds as bonds in its portfolio mature. This may cause the Fund’s or an Underlying Fund’s income to decline, which may adversely affect the value of the Fund.

Reliance on Trading Partners Risk. The economies of many countries in which the Fund and certain of the Underlying Funds invest are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund and Underlying Funds invest and may have a material adverse effect on the Fund and Underlying Funds’ performance.

Securities Lending Risk. The Fund or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may

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lose money because the borrower of the Fund’s or Underlying Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund or an Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

U.S. Economic Risk. Issuers located in the United States constitute a majority of the Fund’s or an Underlying Fund’s holdings, and the United States is a significant, and in some cases the most significant, trading partner of or foreign investor in markets in which the Fund or an Underlying Fund invests. The economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the price of securities listed on United States exchanges and on the economies of these nations and, as a result, securities to which the Fund or Underlying Fund has exposure.

Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.

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Valuation Risk. Because the bond market may be open on days when the Fund or an Underlying Fund does not price its shares, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

A Further Discussion of Other Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies.

Asian Economic Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund or an Underlying Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these

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actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

A Further Discussion of Principal Investment Strategies

Overview

The Fund allocates and reallocates its assets among direct investments in securities and one or more Underlying Funds consistent with the allocation and reallocation of securities in the Underlying Index as determined by the Index Provider. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund’s SAI.

Certain Underlying Funds may invest in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI. The investment model for the Underlying Index is not designed to return any predetermined amount at maturity or in periodic distributions.

The Underlying Funds

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Underlying Index. Each Underlying Fund generally holds assets that form a subset of the securities comprising the Underlying Index. The Fund’s allocation of assets to the Underlying Funds will generally closely reflect the allocation weights represented in the Underlying Index.

BFA is not required to invest the Fund’s assets in any Underlying Funds or allocate any particular percentage of the Fund’s assets to any given Underlying Fund. As of its inception date, the Fund intends to initially invest in the following Underlying Fund: iSharesBond 2016 Corporate ex-Financials Term ETF.

The iSharesBond 2016 Corporate ex-Financials Term ETF seeks to track the performance of the Barclays 2016 Maturity High Quality Corporate Index. The “Barclays 2016 Maturity High Quality Corporate Index” is a trademark of and is maintained by Barclays Capital Inc. and has been licensed for use for certain purposes by BFA or its affiliates. Barclays Capital makes no representation or warranty, expressed or implied, regarding the advisability of investing in the iSharesBond 2016 Corporate ex- Financials Term ETF.

In managing each of the Underlying Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar

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to a specified benchmark index. Securities selected for the Underlying Funds are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Funds may or may not hold all of the securities that are included in their respective underlying indexes and may hold certain securities that are not included in their respective underlying indexes. Additional information regarding the Underlying Funds and their investment objectives is provided below.

The Barclays 2016 Maturity High Quality Corporate Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers (through the Underlying Funds) initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Barclays 2016 Maturity High Quality Corporate Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the 1933 Act with registration rights. In addition, only securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch will be included in the Barclays 2016 Maturity High Quality Corporate Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Barclays 2016 Maturity High Quality Corporate Index.

The iSharesBond 2016 Corporate ex-Financials Term ETF is a term fund that will terminate on or about March 31, 2016, at which time it will distribute its remaining net assets to shareholders. The underlying index of the iSharesBond 2016 Corporate ex-Financials Term ETF is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2015 and before April 1, 2016, and excludes financial issuers.

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

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For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund’s investment in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund’s termination only upon the written agreement of the Trust and BFA.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.94 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund’s annual report for the period ended October 31.

Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception.

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).

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The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.

BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which BFA or an Affiliate’s clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase,

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distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund’s SAI for further information.

Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March  11, 2013, the Defendants filed a motion to dismiss the lawsuit.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption

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transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund’s shares trade under the trading symbol “IBDA.”

Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

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Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund’s assets and liabilities are valued primarily on the basis of market quotations.

The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services

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which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.

The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special

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distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.

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Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations or other regulated investment companies, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or “passed through” from an Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax. If your Fund shares are loaned pursuant to a securities lending arrangement, you may lose the ability to use foreign tax credits passed through by the Fund.

Short term capital gains earned by an Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.

If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been

21

held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.

A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying

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redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.

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The following table shows, as of May 31, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,000,000	50,000	$150	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.

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Financial Highlights

Financial highlights for the Fund are not available because, as of the effective date of this prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.

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Index Provider

The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.

Disclaimers

The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.

Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

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NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.

NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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For more information visit www.iShares.com or call 1-800-474-2737

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:

Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

Email:	iSharesETFs@blackrock.com

Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IBDA-0713

June 17, 2013 (as revised July 1, 2013)

2013 Prospectus

iSharesBond 2018 Corporate Term ETF

IBDB | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays 2018 Maturity Corporate Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. iSharesBond™ is a trademark of BlackRock Fund Advisors or its affiliates.

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iSHARESBONDTM 2018 CORPORATE TERM ETF

Ticker: IBDB	Stock Exchange: NYSE Arca

Investment Objective

The iSharesBond 2018 Corporate Term ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2017 and before April 1, 2018.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. The Fund will also pay Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. As the Fund has not commenced operations prior to the date of the Fund’s prospectus (the “Prospectus”), Acquired Fund Fees and Expenses are based on an estimate of the Fund’s allocation to other investment companies for the current fiscal year. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”) and will not be included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Prospectus.

You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver
0.10%	None	None	0.03%	0.13%	(0.03)%	0.10%

[1]

BFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other funds advised by BFA or its affiliates through the termination date of the Fund, on or about March 31, 2018. The contractual waiver may be terminated prior to the Fund’s termination only upon the written agreement of the Trust and BFA.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest

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$10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$10	$32

Portfolio Turnover. The Fund and the other funds in which the Fund invests (“Underlying Funds”) may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and cause the Fund or Underlying Funds to incur increased expenses. These expenses, which are not reflected in Annual Fund Operating Expenses or in the Example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.

Principal Investment Strategies

The Fund seeks its investment objective by investing in the securities of one or more Underlying Funds that themselves seek investment results corresponding to their own underlying indexes and individual securities which satisfy the criteria of the Barclays 2018 Maturity Corporate Index (the “Underlying Index”). The Fund invests in a combination of individual fixed-income securities and Underlying Funds (primarily consisting of other iShares funds) and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).

The Fund is a term fund that will terminate on or about March 31, 2018, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after March 31, 2017 and before April 1, 2018.

The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), with

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registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, as defined as Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services or Fitch, Inc. (“Fitch”). When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.

The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2018. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period, existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.

When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, either directly, or through its holdings of the Underlying Funds, causing the Fund to incur the fees and expenses of these funds. By March 31, 2018, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.

As of its inception date, the Fund intends to initially invest in the following Underlying Fund: iSharesBond 2018 Corporate ex-Financials Term ETF.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund or the Underlying Funds that are affiliated with BFA. “Representative sampling” is

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an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund or an Underlying Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index through holding shares of one or more Underlying Funds and direct investments in securities, except during the last months of the Fund’s operations (as described below) the Fund’s assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including BlackRock Cash Funds), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. The Fund seeks to track the investment results of the Underlying Index before the fees and expenses of the Fund. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2018, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders pursuant to a plan of liquidation.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in

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comparison to the general securities markets or other asset classes.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or an Underlying Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund’s or an Underlying Fund’s investments are concentrated in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund or an Underlying Fund and lower than prevailing yields for bonds in the market.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Fluctuation of Yield and Liquidation Amount Risk. The Fund and the Underlying Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund and Underlying Funds distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s and the Underlying Funds’ portfolio, which will result in the Fund and Underlying Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund and Underlying Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

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Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund or Underlying Funds must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary. In addition, the Fund’s income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents.

Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund or an Underlying Fund to decline.

Investment in Underlying Funds Risk. The Fund will invest a substantial portion of its assets in one or more Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds.

As the Underlying Funds, or the Fund’s allocations among the Underlying Funds, change from time to time, or to the extent that the expense ratio of any Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund and Underlying Funds are specifically exposed to Management Risk, Market Risk, Market Trading Risk, Passive Investment Risk, Tracking Error Risk and Valuation Risk.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund or an Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an Underlying Fund may be unable to transact at advantageous times or prices.

Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA’s investment management strategy may not produce the intended results.

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Market Risk. The Fund and Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index’s allocation model will maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.

Non-Diversification Risk. The Fund or an Underlying Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Non-U.S. Issuers Risk. The Fund or an Underlying Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

North American Economic Risk. The Fund or an Underlying Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S. issuers, and on some or all of the issuers to which the Fund has exposure.

Passive Investment Risk. The Fund and Underlying Funds are not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.

Privately-Issued Securities Risk. The Fund or Underlying Funds will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Reinvestment Risk. The Fund or an Underlying Fund that invests in short-term fixed-income instruments may be adversely affected if interest rates fall because it may invest in lower yielding bonds as bonds in the portfolio mature.

Reliance on Trading Partners Risk. The Fund or an Underlying Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

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Securities Lending Risk. The Fund or the Underlying Funds may engage in securities lending. Securities lending involves the risk that the Fund or an Underlying Fund may lose money because the borrower of the Fund’s or Underlying Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund or an Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

U.S. Economic Risk. The United States is a significant country in which the Fund or the Underlying Funds invest, and a significant trading partner of countries in which the Fund or the Underlying Funds invest. Certain changes in the U.S. economy may have an adverse effect on countries in which the Fund or the Underlying Funds invest.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.

Valuation Risk. Because the bond market may be open on days when the Fund or an Underlying Fund does not price its shares, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance Information

As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Management

Investment Adviser. BlackRock Fund Advisors.

Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.

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Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund will wind up and terminate on or about March 31, 2018. Upon its termination, the Fund will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In the final months of the Fund’s operations, as the bonds it holds mature, its portfolio will transition to cash and cash-like instruments. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2018, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index. In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009, the Fund will terminate on or about the date above, as approved by a majority of the Trust’s Board of Trustees (the “Board”), without requiring additional approval by Fund shareholders. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Underlying Index. BFA

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expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or in the Fund’s or an Underlying Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, which may result in the Fund or an Underlying Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund’s or an Underlying Fund’s portfolio reflects the Underlying Index’s concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s or an Underlying Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s or an Underlying Fund’s income level or share price.

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Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, the bonds held by the Fund and the Underlying Funds will mature and the Fund’s and the Underlying Funds’ portfolio will convert to cash or cash equivalents. During these final twelve months, the Fund’s yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and the Underlying Funds and lower than prevailing yields for bonds in the market.

Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

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Fluctuation of Yield and Liquidation Amount Risk. The Fund and the Underlying Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity, but unlike a direct investment in bonds, the breakdown of returns between Fund and Underlying Fund distributions and liquidation proceeds will not be predictable at the time of your investment. The Fund and the Underlying Funds may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s and the Underlying Funds’ portfolio, which will result in the Fund and the Underlying Funds returning a lesser (or greater) amount on liquidation than would otherwise be the case. The breakdown between Fund and Underlying Fund distribution payments and the amount of liquidation proceeds may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes. In addition, the yield on your investment (i.e., the return on your purchase price) may be lower (or higher) than the Fund’s published yields, which are based on the Fund’s NAV.

Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund or an Underlying Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund or an Underlying Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines. In addition, the Fund’s income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents. As the Fund does not seek to retain any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary.

Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders.

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For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund or an Underlying Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund or an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, which is expected to occur to a greater degree earlier in the life of the Fund, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Investment in Underlying Funds Risk. The Fund will invest a substantial portion of its assets in one or more Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Funds by the Fund. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund or an Underlying Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund or an Underlying Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund and Underlying Funds could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

In 2007, the global capital markets began a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this Prospectus. This financial crisis has caused a significant decline in the value, supply and liquidity of many securities, and has adversely affected many issuers of fixed-income securities and may continue to do so. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also

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decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Market Trading Risk

Absence of Active Market. Although shares of the Fund and the Underlying Funds are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risk of Secondary Listings. The Fund’s and each Underlying Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s and each Underlying Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s and each Underlying Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s and each Underlying Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the Fund and the Underlying Funds may trade in the secondary market at times when the Fund and the Underlying Funds do not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund and Underlying Funds accept purchase and redemption orders.

Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund or Underlying Fund shares will continue to be met or will remain unchanged.

Shares of the Fund and the Underlying Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Shares of the Fund and Underlying Funds May Trade at Prices Other Than NAV. Shares of the Fund and each Underlying Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund and each Underlying Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s or Underlying Fund’s holdings since the most recent calculation. The trading prices of the Fund’s or an Underlying Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s and each Underlying Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS,

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AMONG OTHERS, MAY LEAD TO THE FUND’S OR AN UNDERLYING FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund or an Underlying Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s or an Underlying Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s or Underlying Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s or the Underlying Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund or an Underlying Fund that differ significantly from its NAV.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Model Risk. Neither the Fund nor BFA can offer any assurance that the allocation model used to calculate the Underlying Index will either maximize returns or minimize risks in accordance with the targeted time horizon for the Underlying Index, nor can the Fund or BFA offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. To the extent the Underlying Funds are also classified as non-diversified, they are subject to the same risks.

Non-U.S. Issuers Risk. The Fund and the Underlying Funds may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment,

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resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

North American Economic Risk. The Fund and the Underlying Funds will invest in issuers located in the United States and may invest in issuers located in other North American countries. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund and the Underlying Funds invest.

Passive Investment Risk. The Fund and Underlying Funds are not actively managed and may be affected by a general decline in bond market segments related to their respective index. The Fund and the Underlying Funds invest in securities included in, or representative of, their respective index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

Privately-Issued Securities Risk. The Fund or Underlying Funds will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying Funds may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund or the Underlying Funds.

Reinvestment Risk. A Fund or an Underlying Fund that invests in short-term fixed-income instruments may be adversely affected when interest rates fall because it may invest in lower yielding bonds as bonds in its portfolio mature. This may cause the Fund’s or an Underlying Fund’s income to decline, which may adversely affect the value of the Fund.

Reliance on Trading Partners Risk. The economies of many countries in which the Fund and certain of the Underlying Funds invest are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these

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key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund and Underlying Funds invest and may have a material adverse effect on the Fund and Underlying Funds’ performance.

Securities Lending Risk. The Fund or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the Fund’s or Underlying Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund or an Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

U.S. Economic Risk. Issuers located in the United States constitute a majority of the Fund’s or an Underlying Fund’s holdings, and the United States is a significant, and in some cases the most significant, trading partner of or foreign investor in markets in which the Fund or an Underlying Fund invests. The economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the price of securities listed on United States exchanges and on the economies of these nations and, as a result, securities to which the Fund or Underlying Fund has exposure.

Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor

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and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.

Valuation Risk. Because the bond market may be open on days when the Fund or an Underlying Fund does not price its shares, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

A Further Discussion of Other Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies.

Asian Economic Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund or an Underlying Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

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Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

A Further Discussion of Principal Investment Strategies

Overview

The Fund allocates and reallocates its assets among direct investments in securities and one or more Underlying Funds consistent with the allocation and reallocation of securities in the Underlying Index as determined by the Index Provider. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund’s SAI.

Certain Underlying Funds may invest in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI. The investment model for the Underlying Index is not designed to return any predetermined amount at maturity or in periodic distributions.

The Underlying Funds

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Underlying Index. Each Underlying Fund generally holds assets that form a subset of the securities comprising the Underlying Index. The Fund’s allocation of assets to the Underlying Funds will generally closely reflect the allocation weights represented in the Underlying Index.

BFA is not required to invest the Fund’s assets in any Underlying Funds or allocate any particular percentage of the Fund’s assets to any given Underlying Fund. As of its inception date, the Fund intends to initially invest in the following Underlying Fund: iSharesBond 2018 Corporate ex-Financials Term ETF.

The iSharesBond 2018 Corporate ex-Financials Term ETF seeks to track the performance of the Barclays 2018 Maturity High Quality Corporate Index. The “Barclays 2018 Maturity High Quality Corporate Index” is a trademark of and is maintained by

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Barclays Capital Inc. and has been licensed for use for certain purposes by BFA or its affiliates. Barclays Capital makes no representation or warranty, expressed or implied, regarding the advisability of investing in the iSharesBond 2018 Corporate ex- Financials Term ETF.

In managing each of the Underlying Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Funds are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Funds may or may not hold all of the securities that are included in their respective underlying indexes and may hold certain securities that are not included in their respective underlying indexes. Additional information regarding the Underlying Funds and their investment objectives is provided below.

The Barclays 2018 Maturity High Quality Corporate Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers (through the Underlying Funds) initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Barclays 2018 Maturity High Quality Corporate Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, only securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch will be included in the Barclays 2018 Maturity High Quality Corporate Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Barclays 2018 Maturity High Quality Corporate Index.

The iSharesBond 2018 Corporate ex-Financials Term ETF is a term fund that will terminate on or about March 31, 2018, at which time it will distribute its remaining net assets to shareholders. The underlying index of the iSharesBond 2018 Corporate ex-Financials Term ETF is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2017 and before April 1, 2018, and excludes financial issuers.

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists

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and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund’s investment in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund’s termination only upon the written agreement of the Trust and BFA.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.94 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund’s annual report for the period ended October 31.

Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception.

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

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Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).

The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.

BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which BFA or an Affiliate’s clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more

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Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund’s SAI for further information.

Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.

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Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund’s shares trade under the trading symbol “IBDB.”

Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and

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conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less

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total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund’s assets and liabilities are valued primarily on the basis of market quotations.

The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.

The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment

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adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return

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of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.

Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations or other regulated investment companies, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or “passed through” from an Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax. If your Fund shares are loaned pursuant to a securities lending arrangement, you may lose the ability to use foreign tax credits passed through by the Fund.

Short term capital gains earned by an Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain

21

exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.

If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.

A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.

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Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit,

23

and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.

The following table shows, as of May 31, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,000,000	50,000	$150	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such

24

payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.

Financial Highlights

Financial highlights for the Fund are not available because, as of the effective date of this prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.

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Index Provider

The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.

Disclaimers

The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.

Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

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NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.

NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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For more information visit www.iShares.com or call 1-800-474-2737

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:

Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

Email:	iSharesETFs@blackrock.com

Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IBDB-0713

June 17, 2013 (as revised July 1, 2013)

2013 Prospectus

iSharesBond 2020 Corporate Term ETF

IBDC | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays 2020 Maturity Corporate Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. iSharesBond™ is a trademark of BlackRock Fund Advisors or its affiliates.

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iSHARESBONDTM 2020 CORPORATE

TERM ETF

Ticker: IBDC	Stock Exchange: NYSE Arca

Investment Objective

The iSharesBond 2020 Corporate Term ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. The Fund will also pay Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. As the Fund has not commenced operations prior to the date of the Fund’s prospectus (the “Prospectus”), Acquired Fund Fees and Expenses are based on an estimate of the Fund’s allocation to other investment companies for the current fiscal year. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”) and will not be included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Prospectus.

You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver
0.10%	None	None	0.03%	0.13%	(0.03)%	0.10%

[1]

BFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other funds advised by BFA or its affiliates through the termination date of the Fund, on or about March 31, 2020. The contractual waiver may be terminated prior to the Fund’s termination only upon the written agreement of the Trust and BFA.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest

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$10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$10	$32

Portfolio Turnover. The Fund and the other funds in which the Fund invests (“Underlying Funds”) may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and cause the Fund or Underlying Funds to incur increased expenses. These expenses, which are not reflected in Annual Fund Operating Expenses or in the Example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.

Principal Investment Strategies

The Fund seeks its investment objective by investing in the securities of one or more Underlying Funds that themselves seek investment results corresponding to their own underlying indexes and individual securities which satisfy the criteria of the Barclays 2020 Maturity Corporate Index (the “Underlying Index”). The Fund invests in a combination of individual fixed-income securities and Underlying Funds (primarily consisting of other iShares funds) and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).

The Fund is a term fund that will terminate on or about March 31, 2020, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after March 31, 2019 and before April 1, 2020.

The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), with

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registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, as defined as Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services or Fitch, Inc. (“Fitch”). When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.

The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2020. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period, existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.

When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, either directly, or through its holdings of the Underlying Funds, causing the Fund to incur the fees and expenses of these funds. By March 31, 2020, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.

As of its inception date, the Fund intends to initially invest in the following Underlying Fund: iSharesBond 2020 Corporate ex-Financials Term ETF.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund or the Underlying Funds that are affiliated with BFA. “Representative sampling” is an indexing strategy that involves investing in a representative sample of

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securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund or an Underlying Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index through holding shares of one or more Underlying Funds and direct investments in securities, except during the last months of the Fund’s operations (as described below) the Fund’s assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including BlackRock Cash Funds), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. The Fund seeks to track the investment results of the Underlying Index before the fees and expenses of the Fund. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2020, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders pursuant to a plan of liquidation.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

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Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or an Underlying Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund’s or an Underlying Fund’s investments are concentrated in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund or an Underlying Fund and lower than prevailing yields for bonds in the market.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Fluctuation of Yield and Liquidation Amount Risk. The Fund and the Underlying Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund and Underlying Funds distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s and the Underlying Funds’ portfolio, which will result in the Fund and Underlying Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund and Underlying Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Income Risk. The Fund’s income may decline when interest rates fall. This

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decline can occur because the Fund or Underlying Funds must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary. In addition, the Fund’s income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents.

Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund or an Underlying Fund to decline.

Investment in Underlying Funds Risk. The Fund will invest a substantial portion of its assets in one or more Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds.

As the Underlying Funds, or the Fund’s allocations among the Underlying Funds, change from time to time, or to the extent that the expense ratio of any Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund and Underlying Funds are specifically exposed to Management Risk, Market Risk, Market Trading Risk, Passive Investment Risk, Tracking Error Risk and Valuation Risk.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund or an Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an Underlying Fund may be unable to transact at advantageous times or prices.

Management Risk. As the Fund may not fully replicate the Underlying Index, it is subject to the risk that BFA’s investment management strategy may not produce the intended results.

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Market Risk. The Fund and Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index’s allocation model will maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.

Non-Diversification Risk. The Fund or an Underlying Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Non-U.S. Issuers Risk. The Fund or an Underlying Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

North American Economic Risk. The Fund or an Underlying Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S. issuers, and on some or all of the issuers to which the Fund has exposure.

Passive Investment Risk. The Fund and Underlying Funds are not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.

Privately-Issued Securities Risk. The Fund or Underlying Funds will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Reinvestment Risk. The Fund or an Underlying Fund that invests in short-term fixed-income instruments may be adversely affected if interest rates fall because it may invest in lower yielding bonds as bonds in the portfolio mature.

Reliance on Trading Partners Risk. The Fund or an Underlying Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

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Securities Lending Risk. The Fund or the Underlying Funds may engage in securities lending. Securities lending involves the risk that the Fund or an Underlying Fund may lose money because the borrower of the Fund’s or Underlying Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund or an Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

U.S. Economic Risk. The United States is a significant country in which the Fund or the Underlying Funds invest, and a significant trading partner of countries in which the Fund or the Underlying Funds invest. Certain changes in the U.S. economy may have an adverse effect on countries in which the Fund or the Underlying Funds invest.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.

Valuation Risk. Because the bond market may be open on days when the Fund or an Underlying Fund does not price its shares, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance Information

As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Management

Investment Adviser. BlackRock Fund Advisors.

Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.

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Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund will wind up and terminate on or about March 31, 2020. Upon its termination, the Fund will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In the final months of the Fund’s operations, as the bonds it holds mature, its portfolio will transition to cash and cash-like instruments. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2020, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index. In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009, the Fund will terminate on or about the date above, as approved by a majority of the Trust’s Board of Trustees (the “Board”), without requiring additional approval by Fund shareholders. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Underlying Index. BFA

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expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or in the Fund’s or an Underlying Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, which may result in the Fund or an Underlying Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund’s or an Underlying Fund’s portfolio reflects the Underlying Index’s concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s or an Underlying Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s or an Underlying Fund’s income level or share price.

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Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, the bonds held by the Fund and the Underlying Funds will mature and the Fund’s and the Underlying Funds’ portfolio will convert to cash or cash equivalents. During these final twelve months, the Fund’s yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and the Underlying Funds and lower than prevailing yields for bonds in the market.

Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

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Fluctuation of Yield and Liquidation Amount Risk. The Fund and the Underlying Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity, but unlike a direct investment in bonds, the breakdown of returns between Fund and Underlying Fund distributions and liquidation proceeds will not be predictable at the time of your investment. The Fund and the Underlying Funds may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s and the Underlying Funds’ portfolio, which will result in the Fund and the Underlying Funds returning a lesser (or greater) amount on liquidation than would otherwise be the case. The breakdown between Fund and Underlying Fund distribution payments and the amount of liquidation proceeds may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes. In addition, the yield on your investment (i.e., the return on your purchase price) may be lower (or higher) than the Fund’s published yields, which are based on the Fund’s NAV.

Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund or an Underlying Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund or an Underlying Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines. In addition, the Fund’s income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents. As the Fund does not seek to retain any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary.

Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders. For

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example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund or an Underlying Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund or an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, which is expected to occur to a greater degree earlier in the life of the Fund, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Investment in Underlying Funds Risk. The Fund will invest a substantial portion of its assets in one or more Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in the Fund may receive taxable gains from portfolio transactions by

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an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Funds by the Fund. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund or an Underlying Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund or an Underlying Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund and Underlying Funds could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

In 2007, the global capital markets began a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this Prospectus. This financial crisis has caused a significant decline in the value, supply and liquidity of many securities, and has adversely affected many issuers of fixed-income securities and may continue to do so. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer.

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Market Trading Risk

Absence of Active Market. Although shares of the Fund and the Underlying Funds are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risk of Secondary Listings. The Fund’s and each Underlying Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s and each Underlying Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s and each Underlying Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s and each Underlying Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the Fund and the Underlying Funds may trade in the secondary market at times when the Fund and the Underlying Funds do not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund and Underlying Funds accept purchase and redemption orders.

Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund or Underlying Fund shares will continue to be met or will remain unchanged.

Shares of the Fund and the Underlying Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Shares of the Fund and Underlying Funds May Trade at Prices Other Than NAV. Shares of the Fund and each Underlying Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund and each Underlying Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s or Underlying Fund’s holdings since the most recent calculation. The trading prices of the Fund’s or an Underlying Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s and each Underlying Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S OR AN UNDERLYING FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because

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shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund or an Underlying Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s or an Underlying Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s or Underlying Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s or the Underlying Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund or an Underlying Fund that differ significantly from its NAV.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Model Risk. Neither the Fund nor BFA can offer any assurance that the allocation model used to calculate the Underlying Index will either maximize returns or minimize risks in accordance with the targeted time horizon for the Underlying Index, nor can the Fund or BFA offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. To the extent the Underlying Funds are also classified as non-diversified, they are subject to the same risks.

Non-U.S. Issuers Risk. The Fund and the Underlying Funds may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

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North American Economic Risk. The Fund and the Underlying Funds will invest in issuers located in the United States and may invest in issuers located in other North American countries. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund and the Underlying Funds invest.

Passive Investment Risk. The Fund and Underlying Funds are not actively managed and may be affected by a general decline in bond market segments related to their respective index. The Fund and the Underlying Funds invest in securities included in, or representative of, their respective index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

Privately-Issued Securities Risk. The Fund or Underlying Funds will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying Funds may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund or the Underlying Funds.

Reinvestment Risk. A Fund or an Underlying Fund that invests in short-term fixed-income instruments may be adversely affected when interest rates fall because it may invest in lower yielding bonds as bonds in its portfolio mature. This may cause the Fund’s or an Underlying Fund’s income to decline, which may adversely affect the value of the Fund.

Reliance on Trading Partners Risk. The economies of many countries in which the Fund and certain of the Underlying Funds invest are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any

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company in which the Fund and Underlying Funds invest and may have a material adverse effect on the Fund and Underlying Funds’ performance.

Securities Lending Risk. The Fund or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the Fund’s or Underlying Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund or an Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

U.S. Economic Risk. Issuers located in the United States constitute a majority of the Fund’s or an Underlying Fund’s holdings, and the United States is a significant, and in some cases the most significant, trading partner of or foreign investor in markets in which the Fund or an Underlying Fund invests. The economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the price of securities listed on United States exchanges and on the economies of these nations and, as a result, securities to which the Fund or Underlying Fund has exposure.

Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that

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such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.

Valuation Risk. Because the bond market may be open on days when the Fund or an Underlying Fund does not price its shares, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

A Further Discussion of Other Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies.

Asian Economic Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund or an Underlying Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results,

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may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

A Further Discussion of Principal Investment Strategies

Overview

The Fund allocates and reallocates its assets among direct investments in securities and one or more Underlying Funds consistent with the allocation and reallocation of securities in the Underlying Index as determined by the Index Provider. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund’s SAI.

Certain Underlying Funds may invest in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI. The investment model for the Underlying Index is not designed to return any predetermined amount at maturity or in periodic distributions.

The Underlying Funds

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Underlying Index. Each Underlying Fund generally holds assets that form a subset of the securities comprising the Underlying Index. The Fund’s allocation of assets to the Underlying Funds will generally closely reflect the allocation weights represented in the Underlying Index.

BFA is not required to invest the Fund’s assets in any Underlying Funds or allocate any particular percentage of the Fund’s assets to any given Underlying Fund. As of its inception date, the Fund intends to initially invest in the following Underlying Fund: iSharesBond 2020 Corporate ex-Financials Term ETF.

The iSharesBond 2020 Corporate ex-Financials Term ETF seeks to track the performance of the Barclays 2020 Maturity High Quality Corporate Index. The “Barclays 2020 Maturity High Quality Corporate Index” is a trademark of and is maintained by Barclays Capital Inc. and has been licensed for use for certain purposes by BFA or its affiliates. Barclays Capital makes no representation or warranty, expressed or implied,

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regarding the advisability of investing in the iSharesBond 2020 Corporate ex- Financials Term ETF.

In managing each of the Underlying Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Funds are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Funds may or may not hold all of the securities that are included in their respective underlying indexes and may hold certain securities that are not included in their respective underlying indexes. Additional information regarding the Underlying Funds and their investment objectives is provided below.

The Barclays 2020 Maturity High Quality Corporate Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers (through the Underlying Funds) initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Barclays 2020 Maturity High Quality Corporate Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the 1933 Act with registration rights. In addition, only securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch will be included in the Barclays 2020 Maturity High Quality Corporate Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Barclays 2020 Maturity High Quality Corporate Index.

The iSharesBond 2020 Corporate ex-Financials Term ETF is a term fund that will terminate on or about March 31, 2020, at which time it will distribute its remaining net assets to shareholders. The underlying index of the iSharesBond 2020 Corporate ex-Financials Term ETF is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2019 and before April 1, 2020, and excludes financial issuers.

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

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Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund’s investment in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund’s termination only upon the written agreement of the Trust and BFA.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.94 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund’s annual report for the period ended October 31.

Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception.

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

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Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).

The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.

BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which BFA or an Affiliate’s clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such

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restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund’s SAI for further information.

Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

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Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund’s shares trade under the trading symbol “IBDC.”

Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

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Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

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The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund’s assets and liabilities are valued primarily on the basis of market quotations.

The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.

The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

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Dividends and Distributions

General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to

20

shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.

Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations or other regulated investment companies, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or “passed through” from an Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax. If your Fund shares are loaned pursuant to a securities lending arrangement, you may lose the ability to use foreign tax credits passed through by the Fund.

Short term capital gains earned by an Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.

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If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.

A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

22

As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or

23

specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.

The following table shows, as of May 31, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,000,000	50,000	$150	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is

24

contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.

Financial Highlights

Financial highlights for the Fund are not available because, as of the effective date of this prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.

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Index Provider

The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.

Disclaimers

The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.

Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

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NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.

NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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For more information visit www.iShares.com or call 1-800-474-2737

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:

Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

Email:	iSharesETFs@blackrock.com

Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IBDC-0713

June 17, 2013 (as revised July 1, 2013)

2013 Prospectus

iSharesBond 2023 Corporate Term ETF

IBDD | NYSE ARCA

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“Barclays Capital Inc.” or its affiliates and “Barclays 2023 Maturity Corporate Index” are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. iSharesBond™ is a trademark of BlackRock Fund Advisors or its affiliates.

i

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iSHARESBONDTM 2023 CORPORATE

TERM ETF

Ticker: IBDD	Stock Exchange: NYSE Arca

Investment Objective

The iSharesBond 2023 Corporate Term ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses, and extraordinary expenses. The Fund will also pay Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. As the Fund has not commenced operations prior to the date of the Fund’s prospectus (the “Prospectus”), Acquired Fund Fees and Expenses are based on an estimate of the Fund’s allocation to other investment companies for the current fiscal year. The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”) and will not be included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Prospectus.

You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver
0.10%	None	None	0.03%	0.13%	(0.03)%	0.10%

[1]

BFA, the investment adviser to the Fund, has contractually agreed to waive its management fees in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other funds advised by BFA or its affiliates through the termination date of the Fund, on or about March 31, 2023. The contractual waiver may be terminated prior to the Fund’s termination only upon the written agreement of the Trust and BFA.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest

$10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$10	$32

Portfolio Turnover. The Fund and the other funds in which the Fund invests (“Underlying Funds”) may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or Underlying Funds may indicate higher transaction costs and cause the Fund or Underlying Funds to incur increased expenses. These expenses, which are not reflected in Annual Fund Operating Expenses or in the Example (except costs to Underlying Funds included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. To the extent an Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.

Principal Investment Strategies

The Fund seeks its investment objective by investing in the securities of one or more Underlying Funds that themselves seek investment results corresponding to their own underlying indexes and individual securities which satisfy the criteria of the Barclays 2023 Maturity Corporate Index (the “Underlying Index”). The Fund invests in a combination of individual fixed-income securities and Underlying Funds (primarily consisting of other iShares funds) and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).

The Fund is a term fund that will terminate on or about March 31, 2023, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after March 31, 2022 and before April 1, 2023.

The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), with registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, as defined as Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- or higher by Standard & Poor’s Ratings Services or Fitch, Inc. (“Fitch”). When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.

The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2023. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period, existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.

When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, either directly, or through its holdings of the Underlying Funds, causing the Fund to incur the fees and expenses of these funds. By March 31, 2023, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.

As of its inception date, the Fund intends to initially invest in the following Underlying Fund: iSharesBond 2023 Corporate ex-Financials Term ETF.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the Fund or the Underlying Funds that are affiliated with BFA. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund or an Underlying Fund may or may not hold all of the securities in the Underlying Index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index through holding shares of one or more Underlying Funds and direct investments in securities, except during the last months of the Fund’s operations (as described below) the Fund’s assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including BlackRock Cash Funds), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. The Fund seeks to track the investment results of the Underlying Index before the fees and expenses of the Fund. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2023, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders pursuant to a plan of liquidation.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Barclays Capital Inc. or its affiliates (“Barclays”).

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Summary of Principal Risks

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or an Underlying Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund’s or an Underlying Fund’s investments are concentrated in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be susceptible to loss due to adverse occurrences affecting that country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. The Fund is subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

Custody Risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, its yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund or an Underlying Fund and lower than prevailing yields for bonds in the market.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Fluctuation of Yield and Liquidation Amount Risk. The Fund and the Underlying Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity. Unlike a direct investment in bonds, the breakdown of returns between Fund and Underlying Funds distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s and the Underlying Funds’ portfolio, which will result in the Fund and Underlying Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund and Underlying Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund or Underlying Funds must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. As the Fund does not seek to return any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary. In addition, the Fund’s income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents.

Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its Shareholders.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund or an Underlying Fund to decline.

Investment in Underlying Funds Risk. The Fund will invest a substantial portion of its assets in one or more

Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds.

As the Underlying Funds, or the Fund’s allocations among the Underlying Funds, change from time to time, or to the extent that the expense ratio of any Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The Fund and Underlying Funds are specifically exposed to Management Risk, Market Risk, Market Trading Risk, Passive Investment Risk, Tracking Error Risk and Valuation Risk.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund or an Underlying Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an Underlying Fund may be unable to transact at advantageous times or prices.

Management Risk. As the Fund may not fully replicate the Underlying Index,

it is subject to the risk that BFA’s investment management strategy may not produce the intended results.

Market Risk. The Fund and Underlying Funds could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Model Risk. Neither the Fund nor BFA can offer assurances that the Underlying Index’s allocation model will maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile.

Non-Diversification Risk. The Fund or an Underlying Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Non-U.S. Issuers Risk. The Fund or an Underlying Fund may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

North American Economic Risk. The Fund or an Underlying Fund will invest in issuers located in the United States and may invest in issuers located in other North American countries. Economic events in any one North American country can have a significant economic effect on U.S. issuers, and on some or all of the issuers to which the Fund has exposure.

Passive Investment Risk. The Fund and Underlying Funds are not actively managed and BFA does not attempt to take defensive positions under any market conditions, including declining markets.

Privately-Issued Securities Risk. The Fund or Underlying Funds will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately-issued securities are securities that have not been registered under the 1933 Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.

Reinvestment Risk. The Fund or an Underlying Fund that invests in short-term fixed-income instruments may be adversely affected if interest rates fall because it may invest in lower yielding bonds as bonds in the portfolio mature.

Reliance on Trading Partners Risk. The Fund or an Underlying Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Securities Lending Risk. The Fund or the Underlying Funds may engage in securities lending. Securities lending involves the risk that the Fund or an Underlying Fund may lose money because the borrower of the Fund’s or Underlying Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund or an Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

U.S. Economic Risk. The United States is a significant country in which the Fund or the Underlying Funds invest, and a significant trading partner of countries in which the Fund or the Underlying Funds invest. Certain changes in the U.S. economy may have an adverse effect on countries in which the Fund or the Underlying Funds invest.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.

Valuation Risk. Because the bond market may be open on days when the Fund or an Underlying Fund does not price its shares, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance Information

As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Management

Investment Adviser. BlackRock Fund Advisors.

Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

Tax Information

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund will wind up and terminate on or about March 31, 2023. Upon its termination, the Fund will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In the final months of the Fund’s operations, as the bonds it holds mature, its portfolio will transition to cash and cash-like instruments. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2023, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index. In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009, the Fund will terminate on or about the date above, as approved by a majority of the Trust’s Board of Trustees (the “Board”), without requiring additional approval by Fund shareholders. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Underlying Index. BFA

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expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

A Further Discussion of Principal Risks

The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or in the Fund’s or an Underlying Fund’s portfolio may underperform the returns of other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, which may result in the Fund or an Underlying Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Concentration Risk. To the extent that the Fund’s or an Underlying Fund’s portfolio reflects the Underlying Index’s concentration in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Credit Risk. Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that any of the Fund’s or an Underlying Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s or an Underlying Fund’s income level or share price.

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Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.

Declining Yield Risk. During the twelve months prior to the Fund’s planned termination date, the bonds held by the Fund and the Underlying Funds will mature and the Fund’s and the Underlying Funds’ portfolio will convert to cash or cash equivalents. During these final twelve months, the Fund’s yield will generally tend to move toward prevailing money market rates, and may be lower than the yields of the bonds previously held by the Fund and the Underlying Funds and lower than prevailing yields for bonds in the market.

Financial Sector Risk. Companies in the financial sector of an economy are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

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Fluctuation of Yield and Liquidation Amount Risk. The Fund and the Underlying Funds, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. It is expected that an investment in the Fund, if held through maturity, will produce aggregate returns comparable to a direct investment in a group of bonds of similar credit quality and maturity, but unlike a direct investment in bonds, the breakdown of returns between Fund and Underlying Fund distributions and liquidation proceeds will not be predictable at the time of your investment. The Fund and the Underlying Funds may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s and the Underlying Funds’ portfolio, which will result in the Fund and the Underlying Funds returning a lesser (or greater) amount on liquidation than would otherwise be the case. The breakdown between Fund and Underlying Fund distribution payments and the amount of liquidation proceeds may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes. In addition, the yield on your investment (i.e., the return on your purchase price) may be lower (or higher) than the Fund’s published yields, which are based on the Fund’s NAV.

Income Risk. The Fund’s income may decline when interest rates fall. This decline can occur because the Fund or an Underlying Fund must invest in lower-yielding instruments as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund or an Underlying Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines. In addition, the Fund’s income is expected to decline in the months leading up to its maturity date because it will hold primarily cash and cash equivalents. As the Fund does not seek to retain any predetermined amount at maturity or in periodic distributions, the amount of income generated by the Fund may vary.

Index-Related Risk. As prescribed by this Prospectus, in order to meet its investment objective, the Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider does provide descriptions of what the Underlying Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that the Underlying Index will be in line with their described index methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided to BFA. Consequently, BFA does not provide any warranty or guarantee for Index Provider errors. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where the indices are less commonly used. Therefore gains, losses or costs associated with Index Provider errors will be borne by the Fund and its Shareholders.

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For example, during a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its Shareholders. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its Shareholders and any losses resulting from Index Provider errors will be borne by the Fund and its Shareholders.

Apart from scheduled rebalances, the Index Provider may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. Where the Underlying Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its Shareholders. Unscheduled rebalances to the Underlying Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Underlying Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Underlying Index may increase the costs and market exposure risk of the Fund.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Interest Rate Risk. As interest rates rise, the value of a fixed-income security held by the Fund or an Underlying Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund or an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer-term durations, which is expected to occur to a greater degree earlier in the life of the Fund, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Investment in Underlying Funds Risk. The Fund will invest a substantial portion of its assets in one or more Underlying Funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds.

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One Underlying Fund may buy the same securities that another Underlying Fund sells. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Funds by the Fund. Certain of the Underlying Funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent the Fund or an Underlying Fund invests in illiquid securities or securities that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund or an Underlying Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund and Underlying Funds could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

In 2007, the global capital markets began a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and certain conditions have remained as such through the date of this Prospectus. This financial crisis has caused a significant decline in the value, supply and liquidity of many securities, and has adversely affected many issuers of fixed-income securities and may continue to do so. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also decrease due to specific conditions that affect a particular sector of the securities market or a particular issuer.

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Market Trading Risk

Absence of Active Market. Although shares of the Fund and the Underlying Funds are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risk of Secondary Listings. The Fund’s and each Underlying Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s and each Underlying Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s and each Underlying Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s and each Underlying Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk. Shares of the Fund and the Underlying Funds may trade in the secondary market at times when the Fund and the Underlying Funds do not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund and Underlying Funds accept purchase and redemption orders.

Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund or Underlying Fund shares will continue to be met or will remain unchanged.

Shares of the Fund and the Underlying Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Shares of the Fund and Underlying Funds May Trade at Prices Other Than NAV. Shares of the Fund and each Underlying Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund and each Underlying Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s or Underlying Fund’s holdings since the most recent calculation. The trading prices of the Fund’s or an Underlying Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s and each Underlying Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S OR AN UNDERLYING FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because

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shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund or an Underlying Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s or an Underlying Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s or Underlying Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s or the Underlying Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund or an Underlying Fund that differ significantly from its NAV.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Model Risk. Neither the Fund nor BFA can offer any assurance that the allocation model used to calculate the Underlying Index will either maximize returns or minimize risks in accordance with the targeted time horizon for the Underlying Index, nor can the Fund or BFA offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. To the extent the Underlying Funds are also classified as non-diversified, they are subject to the same risks.

Non-U.S. Issuers Risk. The Fund and the Underlying Funds may invest in U.S. dollar-denominated bonds of non-U.S. corporations. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.

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North American Economic Risk. The Fund and the Underlying Funds will invest in issuers located in the United States and may invest in issuers located in other North American countries. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund and the Underlying Funds invest.

Passive Investment Risk. The Fund and Underlying Funds are not actively managed and may be affected by a general decline in bond market segments related to their respective index. The Fund and the Underlying Funds invest in securities included in, or representative of, their respective index, regardless of their investment merits. BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

Privately-Issued Securities Risk. The Fund or Underlying Funds will invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S of the 1933 Act. Privately-issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse markets or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying Funds may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund or the Underlying Funds.

Reinvestment Risk. A Fund or an Underlying Fund that invests in short-term fixed-income instruments may be adversely affected when interest rates fall because it may invest in lower yielding bonds as bonds in its portfolio mature. This may cause the Fund’s or an Underlying Fund’s income to decline, which may adversely affect the value of the Fund.

Reliance on Trading Partners Risk. The economies of many countries in which the Fund and certain of the Underlying Funds invest are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund and Underlying Funds invest and may have a material adverse effect on the Fund and Underlying Funds’ performance.

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Securities Lending Risk. The Fund or an Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the Fund’s or Underlying Fund’s loaned securities fails to return the securities in a timely manner or at all. The Fund or an Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or an Underlying Fund.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR UNTIL THE FUND REACHES SUFFICIENT SCALE AND FURTHER BROADENS ITS HOLDINGS.

U.S. Economic Risk. Issuers located in the United States constitute a majority of the Fund’s or an Underlying Fund’s holdings, and the United States is a significant, and in some cases the most significant, trading partner of or foreign investor in markets in which the Fund or an Underlying Fund invests. The economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the price of securities listed on United States exchanges and on the economies of these nations and, as a result, securities to which the Fund or Underlying Fund has exposure.

Utilities Sector Risk. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, and financing large construction programs during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technical innovations; and be subject to increased costs because of the scarcity of certain fuels or the effects of man-made disasters. Existing and possible future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of coupon payments on bonds issued by such company. The deregulation of certain utility companies may eliminate

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restrictions on profits, but may also subject these companies to greater risks of loss. Energy conservation and prolonged changes in climatic conditions may also have a significant impact on the revenues and expenses of utility companies.

Valuation Risk. Because the bond market may be open on days when the Fund or an Underlying Fund does not price its shares, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

A Further Discussion of Other Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies.

Asian Economic Risk. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund or an Underlying Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

European Economic Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies,

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financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

A Further Discussion of Principal Investment Strategies

Overview

The Fund allocates and reallocates its assets among direct investments in securities and one or more Underlying Funds consistent with the allocation and reallocation of securities in the Underlying Index as determined by the Index Provider. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund’s SAI.

Certain Underlying Funds may invest in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI. The investment model for the Underlying Index is not designed to return any predetermined amount at maturity or in periodic distributions.

The Underlying Funds

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Underlying Index. Each Underlying Fund generally holds assets that form a subset of the securities comprising the Underlying Index. The Fund’s allocation of assets to the Underlying Funds will generally closely reflect the allocation weights represented in the Underlying Index.

BFA is not required to invest the Fund’s assets in any Underlying Funds or allocate any particular percentage of the Fund’s assets to any given Underlying Fund. As of its inception date, the Fund intends to initially invest in the following Underlying Fund: iSharesBond 2023 Corporate ex-Financials Term ETF.

The iSharesBond 2023 Corporate ex-Financials Term ETF seeks to track the performance of the Barclays 2023 Maturity High Quality Corporate Index. The “Barclays 2023 Maturity High Quality Corporate Index” is a trademark of and is maintained by Barclays Capital Inc. and has been licensed for use for certain purposes by BFA or its affiliates. Barclays Capital makes no representation or warranty, expressed or implied, regarding the advisability of investing in the iSharesBond 2023 Corporate ex- Financials Term ETF.

In managing each of the Underlying Funds, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a

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representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Funds are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Funds may or may not hold all of the securities that are included in their respective underlying indexes and may hold certain securities that are not included in their respective underlying indexes. Additional information regarding the Underlying Funds and their investment objectives is provided below.

The Barclays 2023 Maturity High Quality Corporate Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers (through the Underlying Funds) initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Barclays 2023 Maturity High Quality Corporate Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the 1933 Act with registration rights. In addition, only securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch will be included in the Barclays 2023 Maturity High Quality Corporate Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Barclays 2023 Maturity High Quality Corporate Index.

The iSharesBond 2023 Corporate ex-Financials Term ETF is a term fund that will terminate on or about March 31, 2023, at which time it will distribute its remaining net assets to shareholders. The underlying index of the iSharesBond 2023 Corporate ex-Financials Term ETF is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2022 and before April  1, 2023, and excludes financial issuers.

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except interest expenses, taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

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For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund’s investment in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund’s termination only upon the written agreement of the Trust and BFA.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of March 31, 2013, BFA and its affiliates provided investment advisory services for assets in excess of $3.94 trillion. BFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA will be available in the Fund’s annual report for the period ended October 31.

Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.

James Mauro has been employed by BFA and BlackRock Institutional Trust Company, N.A. (“BTC”) as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception.

Scott Radell has been employed by BFA (formerly, Barclays Global Fund Advisors (“BGFA”)) and BTC (formerly, Barclays Global Investors, N.A. (“BGI”)) as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at BGFA and BGI in 2004. Mr. Radell has been a Portfolio Manager of the Fund since inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities are BFA’s affiliates, including BlackRock and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”).

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The activities of BFA and the Affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and the Affiliates provide investment management services to other funds and discretionary managed accounts that may follow an investment program similar to that of the Fund. BFA and the Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more of the Affiliates acts, or may act, as an investor, investment banker, research provider, investment manager, financier, underwriter, adviser, market maker, trader, prime broker, lender, agent or principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which BFA or an Affiliate seeks to perform investment banking or other services.

BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions that are adverse to those of the Fund.

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which BFA or an Affiliate’s clients have an interest adverse to the Fund. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has developed or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase,

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distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

Pursuant to a securities lending program approved by the Board, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for any loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of BFA or the Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the Fund’s SAI for further information.

Legal Proceedings. On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF (the “Funds”). The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the Funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts and, monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March  11, 2013, the Defendants filed a motion to dismiss the lawsuit.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

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Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. The Fund’s shares trade under the trading symbol “IBDD.”

Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies,

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clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund’s assets and liabilities are valued primarily on the basis of market quotations.

The Fund values fixed income portfolio securities using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values. Certain short-term debt securities may be valued on the basis of amortized cost.

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The Fund invests in non-U.S. securities. Foreign currency exchange rates are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Trust’s Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of BFA, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of non-U.S. securities markets may be fair valued.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, generally are declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

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Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Beginning in 2013, distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.

Interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between

20

certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of securities of non-U.S. corporations or other regulated investment companies, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or “passed through” from an Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax. If your Fund shares are loaned pursuant to a securities lending arrangement, you may lose the ability to use foreign tax credits passed through by the Fund.

Short term capital gains earned by an Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to other revenue authorities for transmittal to the IRS.

If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any

21

capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA.

A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

As a result of any system failure or other interruption, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests

22

will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs Associated with Creations and Redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of Fund shares may pay fees for such services.

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The following table shows, as of May 31, 2013, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$5,000,000	50,000	$150	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

In addition, BFA or its Affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its Affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its Affiliates.

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Financial Highlights

Financial highlights for the Fund are not available because, as of the effective date of this prospectus, the Fund has not commenced operations, and therefore has no financial highlights to report.

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Index Provider

The Underlying Index is maintained by Barclays. Barclays is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BFA or its affiliates has entered into a license agreement with the Index Provider to use the Underlying Index.

Disclaimers

The Fund is not sponsored or endorsed by Barclays. Barclays makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of owning or trading in shares of the Fund. The Underlying Index is determined, composed and calculated by Barclays without regard to the Trust or the owners of shares of the Fund. Barclays has no obligation to take the needs of BFA or its affiliates, or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Barclays is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares of the Fund. Barclays does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Barclays shall have no liability for any errors, omissions or interruptions therein.

Barclays makes no warranty, express or implied, as to the results to be obtained by BFA or its affiliates, or owners of shares of the Fund, or any other person or entity, from the use of the Underlying Index or any data included therein. Barclays makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Barclays have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

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NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use.

NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The past performance of the Underlying Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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For more information visit www.iShares.com or call 1-800-474-2737

Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:

Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)

Email:	iSharesETFs@blackrock.com

Write:	c/o BlackRock Investments, LLC 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IBDD-0713

iShares® Trust
Statement of Additional Information
Dated March 1, 2013
(as revised July 1, 2013)
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following funds of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iShares 0-5 Year TIPS Bond ETF	STIP	NYSE Arca
iShares 1-3 Year International Treasury Bond ETF	ISHG	NASDAQ
iShares Aaa - A Rated Corporate Bond ETF	QLTA	NYSE Arca
iShares B - Ca Rated Corporate Bond ETF	QLTC	BATS
iShares Baa - Ba Rated Corporate Bond ETF	QLTB	BATS
iShares CMBS ETF	CMBS	NYSE Arca
iShares Core Short-Term U.S. Bond ETF	ISTB	NYSE Arca
iShares Financials Bond ETF	MONY	NYSE Arca
iShares Floating Rate Bond ETF	FLOT	NYSE Arca
iShares Global Inflation-Linked Bond ETF	GTIP	NYSE Arca
iShares GNMA Bond ETF	GNMA	NASDAQ
iShares Industrials Bond ETF	ENGN	NYSE Arca
iShares International Inflation-Linked Bond ETF	ITIP	NYSE Arca
iShares International Treasury Bond ETF	IGOV	NASDAQ
iShares J.P. Morgan USD Emerging Markets Bond ETF	EMB	NYSE Arca
iShares TIPS Bond ETF	TIP	NYSE Arca
iShares U.S. Treasury Bond ETF	GOVT	NYSE Arca
iShares Utilities Bond ETF	AMPS	NYSE Arca
The current Prospectuses for the various iShares Funds included in this SAI are dated March 1, 2013, as amended and supplemented from time to time (each, a “Fund” and collectively, the “Funds”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus for each Fund, unless otherwise noted. The Financial Statements and Notes contained in the Trust's Annual Reports for the Funds are incorporated by reference into and deemed to be a part of this SAI. A copy of the Prospectus, Annual Report and Semi-Annual Report for each Fund may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Funds' Prospectuses are incorporated by reference to this SAI.
iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”) or its affiliates.

i

Page
Appendix A	A-1
v

General Description of the Trust and its Funds
The Trust currently consists of more than 225 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares 0-5 Year TIPS Bond ETF[1]
•	iShares 1-3 Year International Treasury Bond ETF[2]
•	iShares Aaa - A Rated Corporate Bond ETF[3]
•	iShares B - Ca Rated Corporate Bond ETF[4]
•	iShares Baa - Ba Rated Corporate Bond ETF[5]
•	iShares CMBS ETF[6]
•	iShares Core Short-Term U.S. Bond ETF
•	iShares Financials Bond ETF[7]
•	iShares Floating Rate Bond ETF[8]
•	iShares Global Inflation-Linked Bond ETF[9]
•	iShares GNMA Bond ETF[10]
•	iShares Industrials Bond ETF[11]
•	iShares International Inflation-Linked Bond ETF[12]
•	iShares International Treasury Bond ETF[13]
•	iShares J.P. Morgan USD Emerging Markets Bond ETF[14]
•	iShares TIPS Bond ETF[15]
•	iShares U.S. Treasury Bond ETF[16]
•	iShares Utilities Bond ETF[17]

1 On July 1, 2013, the name of the Fund changed from the iShares Barclays 0-5 Year TIPS Bond Fund to the iShares 0-5 Year TIPS Bond ETF.
2 On July 1, 2013, the name of the Fund changed from the iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund to the iShares 1-3 Year International Treasury Bond ETF.
3 On July 1, 2013, the name of the Fund changed from the iShares Aaa – A Rated Corporate Bond Fund to the iShares Aaa - A Rated Corporate Bond ETF.
4 On July 1, 2013, the name of the Fund changed from the iShares B – Ca Rated Corporate Bond Fund to the iShares B - Ca Rated Corporate Bond ETF.
5 On July 1, 2013, the name of the Fund changed from the iShares Baa – Ba Rated Corporate Bond Fund to the iShares Baa - Ba Rated Corporate Bond ETF.
6 On July 1, 2013, the name of the Fund changed from the iShares Barclays CMBS Bond Fund to the iShares CMBS ETF.
7 On July 1, 2013, the name of the Fund changed from the iShares Financials Sector Bond Fund to the iShares Financials Bond ETF.
8 On July 1, 2013, the name of the Fund changed from the iShares Floating Rate Note Fund to the iShares Floating Rate Bond ETF.
9 On July 1, 2013, the name of the Fund changed from the iShares Global Inflation-Linked Bond Fund to the iShares Global Inflation-Linked Bond ETF.
10 On July 1, 2013, the name of the Fund changed from the iShares Barclays GNMA Bond Fund to the iShares GNMA Bond ETF.
11 On July 1, 2013, the name of the Fund changed from the iShares Industrials Sector Bond Fund to the iShares Industrials Bond ETF.
12 On July 1, 2013, the name of the Fund changed from the iShares International Inflation-Linked Bond Fund to the iShares International Inflation-Linked Bond ETF.
13 On July 1, 2013, the name of the Fund changed from the iShares S&P/Citigroup International Treasury Bond Fund to the iShares International Treasury Bond ETF.
14 On July 1, 2013, the name of the Fund changed from the iShares J.P. Morgan USD Emerging Markets Bond Fund to the iShares J.P. Morgan USD Emerging Markets Bond ETF.

15 On July 1, 2013, the name of the Fund changed from the iShares Barclays TIPS Bond Fund to the iShares TIPS Bond ETF.
16 On July 1, 2013, the name of the Fund changed from the iShares Barclays U.S. Treasury Bond Fund to the iShares U.S. Treasury Bond ETF.
17 On July 1, 2013, the name of the Fund changed from the iShares Utilities Sector Bond Fund to the iShares Utilities Bond ETF.
The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”) representing a segment of the bond market. Each Fund is managed by BFA, an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock International Limited, an affiliate of BFA, serves as the sub-adviser (the “Sub-Adviser”) to the iShares Global Inflation-Linked Bond ETF, iShares International Inflation-Linked Bond ETF, iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF.
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares described in the applicable Prospectus and in this SAI are listed and trade on national securities exchanges such as BATS Exchange, Inc. (“BATS”), The Nasdaq Stock Market, LLC (“NASDAQ”) or the NYSE Arca, Inc. (“NYSE Arca”) (each, a “Listing Exchange”). Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for either cash or portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a fixed income securities component and a cash component. The fixed income securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in both fixed-income securities that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Each of the iShares Aaa - A Rated Corporate Bond ETF, iShares CMBS ETF, iShares U.S. Treasury Bond ETF, iShares Financials Bond ETF, iShares Industrials Bond ETF and iShares Utilities Bond ETF generally invests at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to the securities in its Underlying Index. Each Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index.
Each of the iShares B - Ca Rated Corporate Bond ETF and iShares Baa - Ba Rated Corporate Bond ETF generally invests at least 80% of its assets in securities of its Underlying Index and in depositary receipts representing securities of its Underlying Index. However, each Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in bonds not included in its Underlying Index, or bonds initially offered pursuant to Regulation S of the 1933 Act, but which BFA believes will help the Fund track its Underlying Index.
Each of the iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index. Each Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The iShares GNMA Bond ETF generally invests at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to the securities in its Underlying Index. However, the Fund may at times invest up to 20% of its assets in cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in mortgage-backed pass-through securities issued by the Government National Mortgage Association (“GNMA”) and treasury bonds not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index.

The iShares Core Short-Term U.S. Bond ETF generally invests at least 90% of its assets in securities of its Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index.
The iShares Floating Rate Bond ETF generally invests at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to the securities in its Underlying Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index.
Each of the iShares Global Inflation-Linked Bond ETF, iShares International Inflation-Linked Bond ETF, iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF generally invests at least 80% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to the securities in its Underlying Index. Each Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index.
The iShares J.P. Morgan USD Emerging Markets Bond ETF generally invests at least 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BFA or its affiliates, as well as in securities not included in its Underlying Index, but which BFA believes will help the Fund track its Underlying Index.
Asset-Backed and Commercial Mortgage-Backed Securities.  Certain of the Funds may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed or commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.
Beginning in the second half of 2007 through 2009, the market for asset-backed and mortgage-backed securities experienced substantially, often dramatically, lower valuations and reduced liquidity. These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.
Bonds. Each Fund, other than the iShares Global Inflation-Linked Bond ETF, iShares International Inflation-Linked Bond ETF, iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF, invests a substantial portion of its assets in U.S. dollar-denominated bonds. The iShares Global Inflation-Linked Bond ETF, iShares International Inflation-Linked Bond ETF, iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF, invest a substantial portion of their assets in non-U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. Under normal market conditions, any borrowing by a Fund will not exceed 10% of the Fund’s net assets; however, each Fund generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding will have the effect of leveraging the Funds. Such leveraging increases a Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for a Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, BFA in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds.  Certain of the Funds may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury securities.
Corporate Bonds. Certain of the Funds may invest in investment grade and/or high yield corporate bonds. High yield corporate bonds may be deemed speculative and more volatile than higher rated securities of similar maturity. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Diversification Status.  The following table sets forth the diversification status of each Fund:
Diversified Funds	Non-Diversified Funds
iShares 0-5 Year TIPS Bond ETF	iShares Aaa - A Rated Corporate Bond ETF
iShares TIPS Bond ETF	iShares B - Ca Rated Corporate Bond ETF
iShares Core Short-Term U.S. Bond ETF	iShares Baa - Ba Rated Corporate Bond ETF
iShares CMBS ETF
iShares GNMA Bond ETF
iShares U.S. Treasury Bond ETF
iShares Financials Bond ETF
iShares Floating Rate Bond ETF
iShares Global Inflation-Linked Bond ETF
iShares Industrials Bond ETF
iShares International Inflation-Linked Bond ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares International Treasury Bond ETF
iShares Utilities Bond ETF
With respect to 75% of its total assets, a “diversified” fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in any manner.
 A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of certain Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures and Options. Futures contracts and options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. Each Fund will not use futures or options for speculative purposes.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
High Yield Securities.  Certain of the Funds may invest in high yield debt securities, sometimes referred to as “junk bonds.” High yield securities are debt securities rated below investment grade. Investments in high yield securities generally provide greater potential income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of each Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by each Fund.
The secondary market on which high yield securities are traded, if any, may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which each Fund could sell a high yield security, and could adversely affect the daily net asset value per share of each Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC staff guidance.
Inflation-Protected Obligations.  Certain of the Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS,” and in comparable securities issued by governments of other countries. Inflation-protected obligations are designed to provide inflation protection to investors. Inflation-protected obligations are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Certain of the Funds are also subject to the risk that inflation rates of certain countries may be significantly higher than the rates indicated by official reports. As a result, the value of the bonds held by the Funds may decline in value even if payments to investors track reported inflation.
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Funds. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. A Fund may take the tax effects of this difference into account in its securities lending program.
Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Funds engage in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Funds, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.
Mortgage Pass-Through Securities.  A significant portion of the Barclays U.S. GNMA Bond Index represents mortgage pass-through securities issued by GNMA. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Barclays U.S. GNMA Bond Index representing the mortgage pass-through segment of the U.S. investment grade bond market , if any, may be comprised of multiple pools of fixed-rate and hybrid adjustable rate mortgages (“ARMs”) mortgage pass-through securities. A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage securities.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For these and other reasons, the iShares GNMA Bond ETF seeks to obtain exposure to the fixed-rate portion of the U.S. agency mortgage pass-through securities, which represent a significant portion of its Underlying Index, primarily through the use of “to-be-announced (TBA) transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The iShares GNMA Bond ETF may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. The iShares GNMA Bond ETF is not required to use TBA transactions to gain exposure to mortgage pools, and the Fund may choose to purchase those interests in any manner believed by BFA to be in the best interest of the Fund. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs, and to pay higher capital gain distributions to shareholders (which may be taxable) than other Funds described in this SAI that do not use TBA rolls.
The iShares GNMA Bond ETF intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BFA. The Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the Fund’s own fees and expenses.
Non-U.S. Securities.  Certain of the Funds invest in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.
Options on Futures Contracts.  Each Fund may invest in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

Privately-Issued Securities.  The iShares Aaa - A Rated Corporate Bond ETF, iShares B - Ca Rated Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF, iShares Financials Bond ETF, iShares Floating Rate Bond ETF, iShares Industrials Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF and iShares Utilities Bond ETF may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.
Ratings.  An investment-grade rating means the security or issuer is rated investment-grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor's Ratings Services, Fitch, Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor's Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor's Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, Standard & Poor's Ratings Services and Fitch.
Regulation Regarding Derivatives.  Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Fund.
The Funds may also have investments in “underlying funds” not advised by BFA (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage real estate investment trusts (“ REITs”) that may invest in CFTC Derivatives). BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5 to delay registration as a “commodity pool operator” until June 30, 2013 or six months from the date in which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the Funds, has filed a claim with the CFTC for certain of the Funds to rely on this no-action relief.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.
Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.
Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch or “A-1” by Standard & Poor's Ratings Services, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Sovereign and Quasi-Sovereign Obligations.  Certain of the Funds may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. Similar to other issuers, changes to financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect a Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain. In the past, sovereign issuers have also defaulted on their debt obligations, including Russia, Argentina, Indonesia and Uruguay.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts. Quasi-sovereign debt obligations are typically less liquid and less standardized than government debt.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
U.S. Government Obligations.  Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“ Freddie Mac”) and Federal Home Loan Bank notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
In 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”). Under this conservatorship, the FHFA operates and manages the agencies, and the U.S. Department of Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.
U.S.-Registered Securities of Non-U.S. Issuers.  Each Fund (other than the iShares 0-5 Year TIPS Bond ETF, iShares GNMA Bond ETF, iShares TIPS Bond ETF and iShares U.S. Treasury Bond ETF) may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
U.S. Treasury Obligations Risk.  Certain of the Funds invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.
On August 5, 2011, Standard & Poor's Ratings Services downgraded U.S. Treasury securities from a AAA rating to AA+. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by Standard & Poor's Ratings Services may cause the value of a Fund's U.S. Treasury obligations to decline.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in each Fund's Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.
Agency Debt Risk. Certain of the Funds may invest in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Bonds or debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the bond or debenture and are not backed by the full faith and credit of the U.S. government.
Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. Recent events in the markets for mortgage-backed securities have adversely affected the value of those mortgage-backed securities held and/or issued by these agencies.
Fannie Mae and Freddie Mac were placed under the conservatorship of the FHFA in September 2008. Under this conservatorship, the FHFA will operate and manage the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, which may result in a Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Cyber Security Issues.  With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to index providers, fund accountants and transfer agents) and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.
Extension Risk.  During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in variable rate demand notes and obligations, and tender option bonds, which may be considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
Risk of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the bond index future and the movement in the relevant Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to a direct investment in the types of bonds in which it invests.
Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Debt Securities.  Certain of the Funds may invest in non-U.S. debt securities. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country, or (iv) the issuer is the particular country. An investment in these Funds involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Funds. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly-available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.
Risk of Investing in Africa.  Investments in securities of issuers in certain African countries involve heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare.
Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.
Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (i.e., counterparty risk). This risk is magnified to the extent that a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa require governmental approval or special licenses prior to investment by foreign investors and may limit the amount of investment by foreign investors in a particular industry and/or issuer, and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of these factors could cause a decline in the value of a Fund’s investments.
Issuers located or operating in countries in Africa are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly-available with regard to issuers located or operating in countries in Africa and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
In addition, governments of certain countries in Africa in which a Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.
Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.
The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.
In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. This instability has demonstrated that political and social unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and civil war and political reconstruction in certain countries such as Libya poses a risk to investments in the region. Continued political and social unrest in these regions may negatively affect the value of an investment in a Fund.
Risk of Investing in Asia.  Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the relevant Funds. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“ SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the

Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
Risk of Investing in Eastern Europe.  Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.
Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European securities markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008. Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. The global economic crisis has restricted international credit supplies, and several Eastern European economies have faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit.
Risk of Investing in Emerging Markets.  Certain of the Funds may invest in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.   The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession among EU member countries may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of certain EU countries, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in Latin America.  A number of Latin American countries are among the largest debtors of developing countries and have a long history of foreign debt and default. In 2001, Argentina defaulted on its debt and many investors suffered significant losses.
The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Historically, government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies face significant economic difficulties and some economies fell into recession as the recent global economic crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual.
Substantial limitations may exist in certain Latin American countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments and difficulties in enforcing legal judgments in non-U.S. courts. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other countries. In addition, certain Latin American countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its investments. In the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Risk of Investing in the Middle East.  Many Middle Eastern countries have little or no democratic tradition, and the political and legal systems in such countries may have an adverse impact on a Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted.
In addition, many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and a Fund, as well as the value of securities in a Fund's portfolio.
Certain Middle Eastern markets are in the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less well capitalized than brokers in the United States.
The legal systems in certain Middle Eastern countries also may have an adverse impact on a Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. Each Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than a Fund’s actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain and/or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. They may also limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of a Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.
Substantial limitations may exist in certain Middle Eastern countries with respect to a Fund’s ability to repatriate investment income or capital gains. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investment.
Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities or defense concerns, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. Recently, many Middle Eastern countries have experienced political, economic and social unrest as protestors have called for widespread reform. These protests may adversely affect the economies of these Middle Eastern countries.
Risk of Investing in North America.  The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which a Fund invests.
Risk of Investing in the Capital Goods Sector.  The capital goods sector may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods sector depends heavily on corporate spending. The capital goods sector may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, and technological change. Prices and supplies of energy may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. In addition, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this industry.
Risk of Investing in the Financial Sector.  Companies in the financial sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and may diminish the opportunity for a company to profit from a new product or to bring a new product to market. Many healthcare-related companies are relatively small and unseasoned. Healthcare companies may also be strongly affected by scientific bio-technology or technological developments and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. The impact of recent legislation passed by the U.S. government and other legislation introduced or considered by other governments on any individual healthcare company or on the healthcare sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on healthcare-related or biotechnology-related companies.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Risk of Investing in the Information Technology Sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
Risk of Investing in the Telecommunications Sector.  The telecommunications sector of an economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may negatively affect the business of the telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.
Risk of Investing in the Utilities Sector.  Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.
Proxy Voting Policy
The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by each Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BFA voted proxies relating to the Funds' portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.
Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of the Funds' investment adviser (and Sub-Adviser) and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation /redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance Standards for the Underlying Indexes
The iShares Aaa - A Rated Corporate Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Corporate Aaa - A Capped Index. The iShares B - Ca Rated Corporate Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Corporate B - Ca Capped Index. The iShares Baa - Ba Rated Corporate Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Corporate Baa - Ba Capped Index. The iShares 0-5 Year TIPS Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index (Series-L). The iShares CMBS ETF invests substantially all of its assets in securities represented in the Barclays U.S. CMBS (ERISA Only) Index. The iShares GNMA Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. GNMA Bond Index. The iShares TIPS Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The iShares U.S. Treasury Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Treasury Bond Index. The iShares Core Short-Term U.S. Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Government/Credit 1-5 Year Bond Index. The iShares Financials Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Financial Institutions Capped Bond Index. The iShares Floating Rate Bond ETF invests substantially all of its assets in securities represented in the Barclays US Floating Rate Note < 5 Years Index. The iShares Global Inflation-Linked Bond ETF invests substantially all of its assets in securities represented in The BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM. The iShares Industrials Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Industrial Bond Index. The iShares International Inflation-Linked Bond ETF invests substantially all of its assets in securities represented in The BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM. The iShares J.P. Morgan USD Emerging Markets Bond ETF invests substantially all of its assets in securities represented in the J.P. Morgan EMBISM Global Core Index. The iShares 1-3 Year International Treasury Bond ETF invests substantially all of its assets in securities represented in the S& P/Citigroup International Treasury Bond Index Ex-US 1-3 Year. The iShares International Treasury Bond ETF invests substantially all of its assets in securities represented in the S&P/Citigroup International Treasury Bond Index Ex-US. The iShares Utilities Bond ETF invests substantially all of its assets in securities represented in the Barclays U.S. Utility Bond Index.
Brief descriptions of the Funds’ respective Underlying Indexes are provided below.

The BofA Merrill Lynch Indexes
The BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM
Number of Components: approximately 192
Index Description. The BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM is designed to measure the performance of inflation-linked sovereign debt that is publicly-issued and denominated in the issuer’s own domestic market and currency.
Index Methodology. The Underlying Index is a broad, market value weighted, capped total return index. The Underlying Index is rebalanced monthly on the last calendar day of the month. Market value is equal to the security’s outstanding face value multiplied by its price plus accrued interest. Accrued interest is calculated assuming next calendar day settlement. Cash flows from bond payments received during the month are retained in the index until the end of the month; however, cash is not reinvested while it is held in the Underlying Index.
Country and Component Selection Criteria. To be considered for inclusion in the index, a country (a) must have at least $2 billion outstanding face value in index qualifying debt at initial inclusion and must maintain at least $1 billion outstanding face value of index-qualifying debt; (b) must not have defaulted on any of its sovereign debt (including non-inflation-linked debt and debt that is not payable in the issuer’s local currency) within ten years of the Underlying Index’s annual review date; and (c) must not be included on the U.S. Department of State’s list of state sponsors of terrorism as of the annual review date. Euro member countries are considered collectively with respect to the country size requirement but individually with respect to the default requirement and the U.S. Department of State’s list of state sponsors of terrorism requirement.
•	In making index inclusion determinations, the index provider will also consider the following factors relating to countries’ inflation-linked debt markets: (a) presence of a sufficiently active market in the country’s inflation-linked securities; (b) availability of a transparent pricing source for the country’s inflation-linked securities; (c) openness of the local debt market to foreign investors; (d) currency conditions or restrictions; (e) stability of the country’s political environment; (f) tax considerations; and (g) capital controls.
In order to be considered for initial inclusion in the Underlying Index, a security must (a) have coupon and principal payments that are tied to an inflation index and that are payable in the issuer’s local currency; (b) have a fixed coupon rate; (c) have at least a one year remaining term to final maturity as of the annual review date; and (d) meet the minimum bond size requirement for the country established by the index provider’s research group.
The list of countries included in the Underlying Index as of September 30, 2012, and their respective minimum bond size filters (in local currency terms), are: Australia (1bn – Australian Dollar), Brazil (1bn – Brazilian Real), Canada (1bn – Canadian Dollar), Chile (10mn – Chilean Peso), France (1bn – Euro), Germany (1bn – Euro), Israel (1bn – Israeli New Shekel), Italy (1bn – Euro), Japan (200bn – Japanese Yen), Mexico (2bn – Mexican Nuevo Peso), Poland (2bn – Polish Zloty), South Africa (1bn – South African Rand), South Korea (1tn – South Korean Won), Sweden (5bn – Swedish Krona), Turkey (2bn – Turkish Lira), the United Kingdom (500mn – Pound Sterling) and the United States (1bn – United States Dollar).
Index Maintenance. The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point they are dropped from the Underlying Index, along with all bond payments received during the month. The list of countries included in the Underlying Index is reviewed annually using data collected as of the third business day before the last business day of December and changes, if any, take place on the following March 31. Conversion of local currency outstanding face value into USD terms is based on the average of exchange rates used to value the BofA Merrill Lynch Global Bond Indices for the last business day of the month for the 12 months up to and including the month in which the annual review date falls. If a country that had been included in the Underlying Index is later removed as a result of an annual review due to failure to meet the $1 billion minimum size threshold, then it must subsequently meet the $2 billion minimum size threshold in order to re-enter the Underlying Index.
Diversification Criteria. With the exception of the U.S. Treasury, no issuer can comprise greater than a 22.5% share of the Underlying Index. In addition, no more than 48% of the Underlying Index can be comprised of issuers other than the U.S.

Treasury that individually hold a 5% or greater share of the Underlying Index. Finally, all issuers that hold less than a 5% share of the Underlying Index are capped at 4.55%. These caps are imposed at each month-end rebalancing date. Adjustments to a given country’s weight are applied proportionately to all of its constituent securities. Between rebalancing dates, issuer weights are allowed to float above the caps.
The BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM
Number of Components: approximately 157
Index Description. The BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM is designed to measure the performance of inflation-linked sovereign debt that is publicly-issued and denominated in the issuer’s own domestic market and currency.
Index Methodology. The Underlying Index is a broad, market value weighted, capped total return index. The Underlying Index is rebalanced monthly on the last calendar day of the month. Market value is equal to the security’s outstanding face value multiplied by its price plus accrued interest. Accrued interest is calculated assuming next calendar day settlement. Cash flows from bond payments received during the month are retained in the index until the end of the month; however, cash is not reinvested while it is held in the Underlying Index.
Country and Component Selection Criteria. To be considered for inclusion in the index, a country (a) must have at least $2 billion outstanding face value in index qualifying debt at initial inclusion and must maintain at least $1 billion outstanding face value of index-qualifying debt; (b) must not have defaulted on any of its sovereign debt (including non-inflation-linked debt and debt that is not payable in the issuer’s local currency) within ten years of the Underlying Index’s annual review date; and (c) must not be included on the U.S. Department of State’s list of state sponsors of terrorism as of the annual review date. Euro member countries are considered collectively with respect to the country size requirement but individually with respect to the default requirement and the U.S. Department of State’s list of state sponsors of terrorism requirement.
•	In making index inclusion determinations, the index provider will also consider the following factors relating to countries’ inflation-linked debt markets: (a) presence of a sufficiently active market in the country’s inflation-linked securities; (b) availability of a transparent pricing source for the country’s inflation-linked securities; (c) openness of the local debt market to foreign investors; (d) currency conditions or restrictions; (e) stability of the country’s political environment; (f) tax considerations; and (g) capital controls.
In order to be considered for initial inclusion in the Underlying Index, a security must (a) have coupon and principal payments that are tied to an inflation index and that are payable in the issuer’s local currency; (b) have a fixed coupon rate; (c) have at least a one year remaining term to final maturity as of the annual review date; and (d) meet the minimum bond size requirement for the country established by the index provider’s research group.
The list of countries included in the Underlying Index as of September 30, 2012, and their respective minimum bond size filters (in local currency terms), are: Australia (1bn – Australian Dollar), Brazil (1bn – Brazilian Real), Canada (1bn – Canadian Dollar), Chile (10mn – Chilean Peso), France (1bn – Euro), Germany (1bn – Euro), Israel (1bn – Israeli New Shekel), Italy (1bn – Euro), Japan (200bn – Japanese Yen), Mexico (2bn – Mexican Nuevo Peso), Poland (2bn – Polish Zloty), South Africa (1bn – South African Rand), South Korea (1tn – South Korean Won), Sweden (5bn – Swedish Krona), Turkey (2bn – Turkish Lira) and the United Kingdom (500mn – Pound Sterling).
Index Maintenance. The Underlying Index is rebalanced on the last calendar day of each month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing, at which point they are dropped from the Underlying Index, along with all bond payments received during the month. The list of countries included in the Underlying Index is reviewed annually using data collected as of the third business day before the last business day of December and changes, if any, take place on the following March 31. Conversion of local currency outstanding face value into USD terms is based on the average of exchange rates used to value the BofA Merrill Lynch Global Bond Indices for the last business day of the month for the 12 months up to and including the month in which the annual review date falls. If a country that had been included in the Underlying Index is later removed as a result of an annual review due to failure to meet the $1 billion minimum size threshold, then it must subsequently meet the $2 billion minimum size threshold in order to re-enter the Underlying Index.

Diversification Criteria. No issuer can comprise greater than a 22.5% share of the Underlying Index. In addition, no more than 48% of the Underlying Index can be comprised of issuers that individually hold a 5% or greater share of the Underlying Index. Finally, all issuers that hold less than a 5% share of the Underlying Index are capped at 4.55%. These caps are imposed at each month-end rebalancing date. Adjustments to a given country’s weight are applied proportionately to all of its constituent securities. Between rebalancing dates, issuer weights are allowed to float above the caps.
The Barclays Indexes
The Barclays Indexes are maintained by Barclays Capital Inc., which is affiliated with, but a separate legal entity from, BFA. BFA will have no role in maintaining the Underlying Indexes.
Barclays U.S. CMBS (ERISA Only) Index
Number of Components: approximately 964
Index Description. The Barclays U.S. CMBS (ERISA Only) Index measures the performance of investment-grade commercial mortgage-backed securities (“CMBS”), which are classes of securities (known as “certificates”) that represent interests in “pools” of commercial mortgages. The Underlying Index includes only CMBS that are Employee Retirement Income Security Act of 1974, as amended (“ ERISA”) eligible under the underwriter’s exemption, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including the requirement that the certificates be rated in one of the three highest rating categories by Fitch, Moody's or Standard & Poor's Ratings Services.
The Underlying Index includes investment-grade CMBS that are ERISA eligible with $300 million or more of aggregate outstanding transaction size. In addition, the original aggregate transaction must be $500 million or more and the tranche size must be $25 million or more. CMBS certificates must have an expected life of at least one year and must be either fixed-rate or subject to an interest rate cap equal to the weighted average coupon of the underlying asset pool. Excluded from the Underlying Index are non-ERISA eligible securities, agency transactions and privately issued securities, including those which may be resold in accordance with Rule 144A of the 1933 Act. The securities in the Underlying Index are updated on the last calendar day of each month.
Barclays U.S. Corporate Aaa - A Capped Index
Number of Components: approximately 1,374
Index Description. The Barclays U.S. Corporate Aaa - A Capped Index is a subset of the Barclays U.S. Corporate Index that measures the performance of the Aaa – A rated range of the fixed-rate, U.S. dollar-denominated, taxable, corporate bond market. The Underlying Index is market capitalization-weighted with a 3% cap on any one issuer and a pro rata distribution of any excess weight across the remaining issuers in the Underlying Index.
The Underlying Index includes U.S. dollar-denominated securities publicly-issued by U.S. and non-U.S. industrial, utility and financial corporate issuers, with maturities of one year or more, that have $500 million or more of outstanding face value. Each corporate bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, only securities rated A3 by Moody’s or higher (or the equivalent on another rating agency’s scale) will be included in the Underlying Index. When ratings from each of Fitch, Moody’s and Standard & Poor's Ratings Services are available, the median rating is used to determine eligibility. When ratings from only two of these agencies are available, that lower rating is used to determine eligibility. When a rating from only one of these agencies is available, that rating is used to determine eligibility. The securities in the Underlying Index are updated on the last calendar day of each month.
Barclays U.S. Corporate B - Ca Capped Index
Number of Components: approximately 428
Index Description. The Barclays U.S. Corporate B - Ca Capped Index, a subset of the Barclays U.S. Corporate High Yield Index, measures the performance of the taxable B1 – Ca rated range of the fixed-rate U.S. dollar-denominated corporate bond market. The Underlying Index is market capitalization-weighted and caps individual issuers at 3% of the Underlying Index’s total market value.

The universe of securities that are eligible for inclusion in the Underlying Index includes U.S. dollar-denominated taxable fixed-rate securities with maturities of one year or more and $500 million or more of outstanding face value issued by U.S. and non-U.S. domiciled financial, industrial and utility corporations. In addition, only securities rated between B1 and Ca by Moody’s (or the equivalent on another rating agency’s scale) using the middle rating of Fitch, Moody’s or Standard & Poor's Ratings Services, after dropping the highest and lowest available ratings, will be included in the Underlying Index. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. When a rating from only one of these agencies is available, that rating is used to determine eligibility. The entire Underlying Index is comprised of bonds rated between B1 and Ca by Moody’s (or the equivalent on another rating agency’s scale), which are the lowest ratings available outside of bonds in default, placing those securities on the low end of the credit worthiness scale. The Underlying Index is rebalanced on the last business day of each month.
Securities eligible for inclusion in the Underlying Index must be registered with the SEC, have been exempt from registration at the time of issuance, or have been offered pursuant to Rule 144A with or without registration rights. Securities with both Regulation S and Rule 144A offering tranches are treated as one security in par value with the Rule 144A tranche used to represent the issue, comprising the combined outstanding amount of the tranches. Bonds of issuers that were de-registered after the offering of such securities remain eligible for inclusion in the Underlying Index if such securities were previously registered with the SEC or offered pursuant to Rule 144A with registration rights.
Senior and subordinated issues are included in the Underlying Index. Securities with coupons that convert from fixed to floating rate must have at least one year remaining prior to the date of such conversion to be included in the Underlying Index. Step-up coupons and securities with coupon rates that change according to a predetermined schedule are also included in the Underlying Index.
Barclays U.S. Corporate Baa - Ba Capped Index
Number of Components: approximately 1,432
Index Description. The Barclays U.S. Corporate Baa - Ba Capped Index, a subset of the Barclays U.S. Corporate Index and Barclays U.S. Corporate High Yield Index, measures the performance of the taxable Baa1 – Ba3 rated fixed-rate U.S. dollar-denominated corporate bond market. The Underlying Index is market capitalization-weighted and caps individual issuers at 3% of the Underlying Index’s total market value.
The universe of securities that are eligible for inclusion in the Underlying Index includes U.S. dollar-denominated taxable fixed-rate securities with maturities of one year or more and $500 million or more of outstanding face value issued by U.S. and non-U.S. domiciled financial, industrial and utility corporations. In addition, only securities rated between Baa1 and Ba3 by Moody’s (or the equivalent on another rating agency’s scale) by Fitch, Moody’s or Standard & Poor's Ratings Services, after dropping the highest and lowest available ratings, will be included in the Underlying Index. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. When a rating from only one of these agencies is available, that rating is used to determine eligibility. A portion of the Underlying Index is comprised of bonds which are rated below investment grade, and therefore are considered to be of lesser credit worthiness than bonds which possess higher ratings. The Underlying Index is rebalanced on the last business day of each month.
Securities eligible for inclusion in the Underlying Index must be registered with the SEC, have been exempt from registration at the time of issuance, or have been offered pursuant to Rule 144A with or, in the case of bonds rated below Baa3 by Moody’s (or the equivalent on another rating agency’s scale), without registration rights. Securities with both Regulation S and Rule 144A offering tranches are treated as one security in par value with the Rule 144A tranche used to represent the issue, comprising the combined outstanding amount of the tranches. Bonds of issuers that were de-registered after the offering of such securities remain eligible for inclusion in the Underlying Index if such securities were previously registered with the SEC or offered pursuant to Rule 144A with registration rights.
Senior and subordinated issues are included in the Underlying Index. Securities with coupons that convert from fixed to floating rate must have at least one year remaining prior to the date of such conversion to be included in the Underlying Index. Step-up coupons and securities with coupon rates that change according to a predetermined schedule are also included in the Underlying Index.
Barclays U.S. Financial Institutions Capped Bond Index

Number of Components: approximately 1,103
Index Description. The Barclays U.S. Financial Institutions Capped Bond Index measures the performance of U.S. dollar denominated publicly-issued investment-grade corporate bonds in the financial sector. The Underlying Index is market capitalization-weighted with a 5% cap on any one issuer and a pro rata distribution of any excess weight across the remaining issuers in the Underlying Index.
The Underlying Index includes investment-grade corporate bonds, publicly-issued by U.S. and non-U.S. issuers in the U.S. bond market with maturities of one year or more and with $250 million or more of outstanding face value. Each corporate bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, securities in the Underlying Index must be fixed-rate and non-convertible. The securities in the Underlying Index are updated on the last calendar day of each month.
Barclays US Floating Rate Note < 5 Years Index
Number of Components: approximately 295
Index Description. The Barclays US Floating Rate Note < 5 Years Index measures the performance of U.S. dollar denominated, investment grade floating rate notes. Securities in the Underlying Index have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value.
Index Methodology. The Underlying Index consists of debt instruments that pay a variable coupon rate, a majority of which are based on the 3-month London Interbank Offer Rate (“LIBOR”), with a fixed spread. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month. Excluded from the Underlying Index are fixed-rate bullet bonds, fixed-rate puttable and fixed-rate callable bonds, fixed-rate and fixed-to-floating capital securities, bonds with equity-linked features (e.g., warrants and convertibles), inflation-linked bonds and securitized bonds.
Barclays U.S. GNMA Bond Index
Number of Components: approximately 135
Index Description. The Barclays U.S. GNMA Bond Index is a market capitalization-weighted index that measures the performance of mortgage-backed pass-through securities issued by GNMA.
The Underlying Index includes fixed-rate mortgage pass-through securities issued by GNMA that have 30- or 15-year maturities. All securities in the Underlying Index must have a weighted average maturity of at least one year and have $250 million or more of outstanding face value. The securities in the Underlying Index are updated on the last calendar day of each month.
Barclays U.S. Government/Credit 1-5 Year Bond Index
Number of Components: approximately 2,602
Index Description. The Barclays U.S. Government/Credit 1-5 Year Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and foreign agencies, sovereign, quasi-sovereign, supranational and local authority debt), and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than ten years.
Index Methodology. The Underlying Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to one year and less than five years remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and nonconvertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
Barclays U.S. Industrial Bond Index

Number of Components: approximately 2,416
Index Description. The Barclays U.S. Industrial Bond Index measures the performance of U.S. dollar denominated, publicly-issued investment-grade U.S. corporate bonds in the industrial sector.
The Underlying Index includes investment-grade corporate bonds publicly-issued by U.S. and non-U.S. issuers in the U.S. bond market with maturities of one year or more and with $250 million or more of outstanding face value. Each corporate bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, securities in the Underlying Index must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted. The securities in the Underlying Index are updated on the last calendar day of each month.
Barclays U.S. Treasury Bond Index
Number of Components: approximately 222
Index Description. The Barclays U.S. Treasury Bond Index is a market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity of one year or more and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The securities in the Underlying Index are updated on the last calendar day of each month.
Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)
Number of Components: approximately 14
Index Description. The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.
Index Methodology. The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have less than five years remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and have a notional coupon that is fixed-rate or zero. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)
Number of Components: approximately 33
Index Description. The Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.
Index Methodology. The Underlying Index includes all publicly-issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s, Standard & Poor's Ratings Services, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
Barclays U.S. Utility Bond Index
Number of Components: approximately 794

Index Description. The Barclays U.S. Utility Bond Index measures the performance of U.S. dollar-denominated publicly-issued investment-grade corporate bonds in the utilities sector.
The Underlying Index includes investment-grade corporate bonds publicly-issued by U.S. and non-U.S. issuers in the U.S. bond market with maturities of one year or more and with $250 million or more of outstanding face value. Each corporate bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, securities in the Underlying Index must be fixed-rate and non-convertible. The Underlying Index is market capitalization-weighted and the securities in the Underlying Index are updated on the last calendar day of each month.
The J.P. Morgan Index
J.P. Morgan EMBISM Global Core Index
Number of Components: approximately 205
Index Description. The J.P. Morgan EMBISM Global Core Index is a broad, diverse, market capitalization-weighted index designed to measure the performance of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and securities issued by sovereign and quasi-sovereign entities of emerging market countries. The methodology is designed to distribute the weights of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.
Index Methodology. To be considered an emerging market, a country’s GNI per capita must be below the J.P. Morgan Index Income Ceiling (“IIC”) for three consecutive years to be eligible for inclusion. The IIC is defined as the GNI per capital level that is adjusted every year by the growth rate of the World GNI per capita, Atlas method (current U.S. dollars), provided by the World Bank annually. Once the universe of emerging markets countries has been defined, the eligible securities from these countries must be selected for inclusion in the Underlying Index.
Component Selection Criteria. Securities that satisfy all the following defined criteria will be eligible for inclusion in the Underlying Index: (i) can be fixed or floating-rate (ii) must be issued by sovereign and quasi-sovereign entities from index-eligible countries as noted above (iii) must be denominated in U.S. dollars; (iv) must have a current face amount outstanding of $1 billion or more; (v) must have at least 2 years until maturity; (vi) must be able to settle internationally through Euroclear or another institution domiciled outside the issuing country; and (vii) must be a security whose bid and offer prices are available on a daily and timely basis — either from an inter-dealer broker or J.P. Morgan Securities LLC. Convertible bonds, securities issued by municipalities or provinces, and local law securities are all excluded from the Underlying Index.
Index Maintenance. The Underlying Index is a broad, diverse market capitalization-weighted index. The Underlying Index is priced at 3:00 pm, Eastern Time every business day of the year as defined by the U.S. bond market calendar. Underlying Index securities are priced using bid pricing each day. For securities where there is not a valid price available at 3:00 pm Eastern Time, the last available valid price is obtained from the market. As a last resort, if there are no valid market prices for an instrument, J.P. Morgan traders are asked to provide a market bid and ask. For those securities where pricing is not available on a regular basis, the composition methodology ensures that such securities will be excluded from the Underlying Index.
The weight of each security in the Underlying Index is determined by first starting with the face amount outstanding of all eligible securities and aggregating such securities by country. The highest weighted countries are then constrained by capping the total weight within those countries. The result establishes new country weights which are then used to calculate the new eligible face amounts per security within those countries. To calculate the final weights of each security in the Underlying Index, the current day’s price is multiplied by each security’s adjusted face amount. The market capitalization for each security is then divided by the total market capitalization for all securities in the Underlying Index. The result represents the weight of the security expressed as a percentage of the Underlying Index.
The Underlying Index is generally rebalanced on a monthly basis. A new security that meets the Underlying Index admission requirements is added to the Underlying Index on the first month-end business date after its issuance, provided its issue date falls before the 15th of the month. A new security whose settlement date falls on or after the 15th of the month is added to the Underlying Index on the last business day of the next month. There are two exceptions to this rule. The first exception applies to new securities that are released as part of a debt exchange program. For example, if a country exchanges a portion of its outstanding debt for a new issue after the 15th of the month, at the month-end rebalancing date immediately following this event the amount of debt retired in this exchange would be removed from the Underlying Index. The new security would then be added to the Underlying Index. The second exception concerns Regulation S securities. A security that is issued solely in reliance on Regulation S of the 1933 Act and not pursuant to Rule 144A will be ineligible for inclusion in the Underlying Index until the expiration of the relevant Regulation S restricted period. The date at which the restriction is lifted will effectively be the new “issue” date, at which point the 15th of the month rule will apply. In extreme cases, an intra-month rebalancing can occur when: (i) more than $6 billion of the face amount of Underlying Index eligible bonds are exchanged; (ii) more than 2/3 of the face amount of any one of the most liquid Underlying Index bonds are exchanged. If an announcement is made for a bond to be called, it is removed from the Underlying Index on the month-end prior to its call date on the basis of having less than 24 months remaining until maturity. However, if an announcement is not made in time for the bond to be removed from the Underlying Index on the prior month-end, it will be removed the first month-end following the announcement, unless the amount to be called triggers an intra-month rebalancing.
The S&P/Citigroup Indexes
Index Maintenance. Each Index is calculated every weekday of the year except Christmas and New Year’s Day. Each Underlying Index uses pricing from the Citigroup Fixed Income Index database, under which the following guidelines currently apply. For all markets other than Japan, index securities are priced using bid pricing available from Citigroup at the close of the local market on the last business day of each month. For Japan, index securities are priced using mid prices, the price between the closing bid and ask prices. The following local market times are used for pricing: Australia (4:30 PM Sydney), New Zealand (4:30 PM Wellington), Japan (3:00 PM Tokyo), Singapore (4:30 PM Singapore), Canada (3:00 PM New York), United Kingdom (4:15 PM London), EMU Bloc (4:15 PM London), Scandinavia (4:15 PM London), and Switzerland (5:00 PM Zurich). For intra-month daily pricing calculations only, Citigroup trader bid prices may be supplemented by (a) matrix pricing calculated by Citigroup internally, or (b) outside pricing sources. Each Underlying Index is denominated in U.S. dollars. Local currency prices are converted into U.S. dollars each day using closing spot rates published by WM/Reuters at 4:00 PM London time.
Each Underlying Index is reviewed annually at March month-end using January month-end figures, with country composition as well as addition and deletion thresholds set. Each underlying index is then rebalanced on a monthly basis, with the weighting of each country in the Underlying Index being set by taking the total market value of each country and dividing by the total market value of all countries included in the Underlying Index. Weightings are then adjusted to ensure that no single country has a weight greater than 23.00%, the sum of countries with weightings greater than 5.00% is less than or equal to 48.00% and all other issuers are capped at 4.70%. Additional adjustments may be made to minimize deviations from initial market value across countries. The weighting of each eligible bond within a given country is calculated as the market value of that bond divided by the total market value of all eligible bonds within that country. The weighting of each eligible bond in the Underlying Index is therefore the weighting of that bond within its country multiplied by the weighting of that country within the Underlying Index.
Each Underlying Index includes all bonds included in the corresponding Citigroup country indices. Citigroup reviews bonds for eligibility each month based on the eligibility criteria listed above, using information that is publicly-available on or before the monthly review date. Eligible new issuances are added to the Underlying Index and any current Underlying Index constituents which no longer meet all of the eligibility requirements above are removed at the monthly rebalancing. The date of each monthly review will be no less than four business days prior to the month-end rebalancing date (with calendar adjustments for holidays in the United States, the United Kingdom, Japan, Germany and Australia). Changes to the Underlying Index that are to be implemented during the month-end rebalancing are announced on the business day following the monthly review. The portfolio announced at monthly review may be subject to revisions prior to the month-end rebalancing due to data corrections or issues being called, tendered or defaulted, which are then removed. For more information please refer to the Citigroup Global Fixed Income Index Catalog.
S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year
Number of Components: approximately 142
Index Description. The S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year is a broad, market value weighted index designed to measure the performance of treasury bonds issued in local currencies by developed market countries outside the U.S., as classified by the Bank of International Settlements (“BIS”). The Underlying Index is a sub-index of the S&P/Citigroup International Treasury Bond Index. The weight of each country in the Underlying Index is based on the total market value of the country's outstanding debt. The Underlying Index methodology is designed to limit the weights of the countries with the highest amount of debt outstanding.
Index Methodology. In order or a bond to be considered for inclusion in the Underlying Index, it must be issued in its local currency by a country that is outside of the U.S. that is considered a developed market and that represents a certain minimum weight of the eligible universe. For a country to be considered a developed market, it must be classified as a “Developed Country” by BIS in its international debt securities statistics. For a country to be included in the Underlying Index at inception, that country’s outstanding bond issuance must have a market value greater than or equal to 25 basis points of the total eligible universe of developed markets. The Underlying Index is reviewed annually, and a country may only be added at that time if it has a market value outstanding greater than or equal to 50 basis points of the total eligible universe. Any country currently in the Underlying Index is removed at any subsequent annual review in which it has a market weight of less than 10 basis points of the total eligible universe. Country composition as well as addition and deletion thresholds are reviewed by S&P on an annual basis.
Component Selection Criteria. In order to be eligible for inclusion in the Underlying Index, a security must (i) be issued by the government of an eligible country as noted above, (ii) be issued in the currency of the country of domicile, (iii) have a maturity of greater than one year and less than or equal to three years, (iv) be included and priced in the Citigroup Global Fixed Income index database and (v) have a current minimum face amount outstanding based on the following minimums by country: Australia (750 mn – Australian Dollar), Austria (2.5 bn – Euro), Belgium (2.5 bn – Euro), Canada (2.5 bn – Canadian Dollar), Denmark (20 bn – Danish Krone), Finland (2.5 bn – Euro), France (2.5 bn – Euro), Germany (2.5 bn – Euro), Greece (2.5 bn – Euro), Ireland (2.5 bn – Euro), Italy (2.5 bn – Euro), Japan (500 bn – Japanese Yen ), the Netherlands (2.5 bn – Euro), New Zealand (750 mn – New Zealand Dollar), Norway (20 bn – Norwegian Krone), Portugal (2.5 bn – Euro), Singapore (1.5 bn – Singapore Dollar), Spain (2.5 bn – Euro), Sweden (25 bn – Swedish Krona), Switzerland (4 bn – Swiss Franc) and United Kingdom (2 bn – Pound Sterling).
S&P/Citigroup International Treasury Bond Index Ex-US
Number of Components: approximately 625
Index Description. The S&P/Citigroup International Treasury Bond Index Ex-US is a broad, diverse, market value-weighted index designed to measure the performance of treasury bonds issued in local currencies by developed market countries outside the U.S., as classified by the BIS. The weight of each country in the Underlying Index is based on the total market value of the country's outstanding debt. The Underlying Index methodology is designed to limit the weights of the countries with the highest amount of debt outstanding.
Index Methodology. In order for a bond to be considered for inclusion in the Underlying Index, it must be issued in its local currency by a country that is outside of the U.S. that is considered a developed market and that represents a certain minimum weight of the eligible universe. For a country to be considered a developed market, it must be classified as a “Developed Country” by BIS in its international debt securities statistics. For a country to be included in the Underlying Index at inception, that country’s outstanding bond issuance must have a market value greater than or equal to 25 basis points of the total eligible universe of developed markets. The Underlying Index is reviewed annually, and a country may only be added at that time if it has a market value outstanding greater than or equal to 50 basis points of the total eligible universe. Any country currently in the Underlying Index is removed at any subsequent annual review in which it has a market weight of less than 10 basis points of the total eligible universe. Country composition as well as addition and deletion thresholds are reviewed by S&P on an annual basis.
Component Selection Criteria. In order to be eligible for inclusion in the Underlying Index, a security must (i) be issued by the government of an eligible country as noted above, (ii) be issued in the currency of the country of domicile, (iii) have a maturity of greater than one year, (iv) be included and priced in the Citigroup Fixed Income Index database and (v) have a current minimum face amount outstanding based on the following minimums by country: Australia (750 mn – Australian Dollar), Austria (2.5 bn – Euro), Belgium (2.5 bn – Euro), Canada (2.5 bn – Canadian Dollar), Denmark (20 bn Danish Krone), Finland (2.5 bn – Euro), France (2.5 bn – Euro), Germany (2.5 bn – Euro), Greece (2.5 bn – Euro), Ireland (2.5 bn – Euro), Italy (2.5 bn – Euro), Japan (500 bn – Japanese Yen), the Netherlands (2.5 bn – Euro), New Zealand (750 mn – New Zealand Dollar), Norway (20 bn – Norwegian Krone), Portugal (2.5 bn – Euro), Singapore (1.5 bn – Singapore Dollar), Spain (2.5 bn – Euro), Sweden (25 bn – Swedish Krona), Switzerland (4 bn – Swiss Franc) and United Kingdom (2 bn – Pound Sterling).

Investment Limitations
Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.
The iShares TIPS Bond ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares Aaa - A Rated Corporate Bond ETF, iShares 0-5 Year TIPS Bond ETF, iShares CMBS ETF, iShares GNMA Bond ETF, iShares U.S. Treasury Bond ETF, iShares Financials Bond ETF, iShares Floating Rate Bond ETF, iShares Global Inflation-Linked Bond ETF, iShares Industrials Bond ETF, iShares International Inflation-Linked Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares 1-3 Year International Treasury Bond ETF, iShares International Treasury Bond ETF and iShares Utilities Bond ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares B - Ca Rated Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF and iShares Core Short-Term U.S. Bond ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulation and orders thereunder.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in each Fund's Underlying Index and in TBA transactions with respect to the percentage of the Underlying Index (if any) that consists of mortgage-pass through securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund's net assets.
Each Fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 287 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (63)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock's key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed-Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and

President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock's iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock's iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust's Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.'s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.'s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust's Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker's teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an

AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee, Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting each Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.
The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two times during the fiscal year ended October 31, 2012.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three times during the fiscal year ended October 31, 2012.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Michael Latham	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 Growth ETF	Over $100,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000

George G.C. Parker	iShares Core S&P 500 ETF	Over $100,000	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares Select Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000

John E. Martinez	iShares TIPS Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000

Cecilia H. Herbert	iShares Core MSCI Total International Stock ETF	$10,001-$50,000	Over $100,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares China Large-Cap ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Charles A. Hurty	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000
	iShares China Large-Cap ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from each Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.
Name of Trustee	iShares Aaa - A Rated Corporate Bond ETF[1]	iShares B - Ca Rated Corporate Bond ETF[1]	iShares Baa - Ba Rated Corporate Bond ETF[1]	iShares 0-5 Year TIPS Bond ETF
Independent Trustees:

George G.C. Parker	$ 157	$5	$8	$ 216
John E. Kerrigan	153	5	8	211
Charles A. Hurty	175	6	9	241
Cecilia H. Herbert	158	5	8	217
Robert H. Silver	175	6	9	241
John E. Martinez	151	5	8	208
Madhav V. Rajan	151	5	8	208

Interested Trustees:

Robert S. Kapito	$ 0	$0	$0	$ 0
Michael Latham	0	0	0	0

Name of Trustee	iShares CMBS ETF[1]	iShares GNMA Bond ETF[1]	iShares TIPS Bond ETF	iShares U.S. Treasury Bond ETF[1]
Independent Trustees:

George G.C. Parker	$28	$5	$11,755	$ 121
John E. Kerrigan	27	5	11,466	118
Charles A. Hurty	31	6	13,104	134
Cecilia H. Herbert	28	5	11,804	121
Robert H. Silver	31	6	13,096	134
John E. Martinez	27	5	11,296	116
Madhav V. Rajan	27	5	11,296	116

Interested Trustees:

Robert S. Kapito	$ 0	$0	$0	$ 0
Michael Latham	0	0	0	0

Name of Trustee	iShares Core Short-Term U.S. Bond ETF[1]	iShares Financials Bond ETF[1]	iShares Floating Rate Bond ETF	iShares Global Inflation-Linked Bond ETF
Independent Trustees:

George G.C. Parker	$ 13	$6	$185	$8
John E. Kerrigan	13	5	181	8
Charles A. Hurty	14	6	207	9
Cecilia H. Herbert	13	6	186	8
Robert H. Silver	14	6	207	9
John E. Martinez	12	5	178	8
Madhav V. Rajan	12	5	178	8

Name of Trustee	iShares Core Short-Term U.S. Bond ETF[1]	iShares Financials Bond ETF[1]	iShares Floating Rate Bond ETF	iShares Global Inflation-Linked Bond ETF

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Michael Latham	0	0	0	0

Name of Trustee	iShares Industrials Bond ETF	iShares International Inflation-Linked Bond ETF	iShares J.P. Morgan USD Emerging Markets Bond ETF	iShares 1-3 Year International Treasury Bond ETF
Independent Trustees:

George G.C. Parker	$8	$31	$3,188	$ 96
John E. Kerrigan	8	30	3,109	94
Charles A. Hurty	9	34	3,554	107
Cecilia H. Herbert	8	31	3,201	97
Robert H. Silver	9	34	3,552	107
John E. Martinez	8	30	3,063	92
Madhav V. Rajan	8	30	3,063	92

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$ 0
Michael Latham	0	0	0	0

Name of Trustee	iShares International Treasury Bond ETF	iShares Utilities Bond ETF
Independent Trustees:

George G.C. Parker	$ 181	$5
John E. Kerrigan	177	5
Charles A. Hurty	202	6
Cecilia H. Herbert	182	5
Robert H. Silver	202	6
John E. Martinez	174	5
Madhav V. Rajan	174	5

Interested Trustees:

Robert S. Kapito	$ 0	$0
Michael Latham	0	0

Name of Trustee	Pension or Retirement Benefits Accrued As Part of Trust Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Funds and Fund Complex[3]
Independent Trustees:

George G.C. Parker	Not Applicable	Not Applicable	$ 260,165
John E. Kerrigan	Not Applicable	Not Applicable	265,510
Charles A. Hurty	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	Not Applicable	Not Applicable	273,010

Name of Trustee	Pension or Retirement Benefits Accrued As Part of Trust Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Funds and Fund Complex[3]
Robert H. Silver	Not Applicable	Not Applicable	289,835
John E. Martinez	Not Applicable	Not Applicable	261,760
Madhav V. Rajan	Not Applicable	Not Applicable	250,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$0
Michael Latham	Not Applicable	Not Applicable	0

[1]	Compensation reported is from the Fund’s inception to October 31, 2012.
[2]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[3]	Includes compensation for service on the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc. and the Board of Trustees of iShares U.S. ETF Trust.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of January 31, 2013.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of January 31, 2013, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
Fund	Name	Percentage of Ownership
iShares Aaa - A Rated Corporate Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	77.61%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.53%

iShares B - Ca Rated Corporate Bond ETF	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	41.14%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	14.44%
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	13.18%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.45%

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.40%

iShares Baa - Ba Rated Corporate Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	18.99%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	15.20%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	12.35%
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	11.41%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	10.24%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.49%

iShares 0-5 Year TIPS Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	17.05%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	15.29%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.19%
	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	6.13%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.34%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	5.33%

Fund	Name	Percentage of Ownership

iShares CMBS ETF	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	17.87%
	M&I Marshall & Ilsley Bank 11270 W Park Place 7th Floor Milwaukee, WI 53224	16.41%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	14.09%
	U.S. Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212	7.28%
	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	6.80%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	6.38%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.00%

iShares GNMA Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	30.90%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	14.29%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	14.19%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.10%
	FOLIO fn Investments, Inc. 8180 Greensboro Drive 8th Floor McLean, VA 22102	7.00%

iShares TIPS Bond ETF	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	14.74%

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	12.21%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	9.13%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.19%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.95%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.13%

iShares U.S. Treasury Bond ETF	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	77.80%

iShares Core Short-Term U.S. Bond ETF	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	26.70%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	20.97%
	RBC Capital Markets Corporation One Liberty Plaza New York, NY 10006-1446	12.65%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.82%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	6.32%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.81%

iShares Financials Bond ETF	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	74.87%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	16.07%

iShares Floating Rate Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	20.19%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	10.75%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.63%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.53%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.02%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.20%
	U.S. Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212	6.07%

iShares Global Inflation-Linked Bond ETF	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	15.18%
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	13.73%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	12.53%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	9.28%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	8.17%

Fund	Name	Percentage of Ownership
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.02%

iShares Industrials Bond ETF	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	37.91%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	23.60%
	Raymond, James & Associates, Inc. 880 Carillon Parkway P.O. Box 12749 St. Petersburg, FL 33733	18.34%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.47%

iShares International Inflation-Linked Bond ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	31.63%
	Janney Montgomery Scott LLC 26 Broadway New York, NY 10004	28.03%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.10%

iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	12.77%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.96%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	7.40%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	6.65%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.88%

Fund	Name	Percentage of Ownership
iShares 1-3 Year International Treasury Bond ETF	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	18.76%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	15.25%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	11.43%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	10.03%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	8.66%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.65%

iShares International Treasury Bond ETF	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	11.17%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	10.30%
	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	9.70%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	8.96%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.28%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	6.35%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.14%

Fund	Name	Percentage of Ownership
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.51%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.11%

iShares Utilities Bond ETF	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	20.28%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	14.85%
	J.P. Morgan Clearing Corp One Metrotech Center North Brooklyn, NY 11201	11.44%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	11.15%
	Knight Clearing Services LLC 545 Washington BLVD Jersey City, NJ 07310	10.04%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.84%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their respective shareholders will be required, and no fees or other compensation payable by the Funds or their respective shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their respective shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund's Board. As a result, the Funds' sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.
BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of each Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
Effective July 1, 2013,for its investment advisory services to the iShares J.P. Morgan USD Emerging Markets Bond ETF, BFA is entitled to receive a management fee from the iShares J.P. Morgan USD Emerging Markets Bond ETF corresponding to the iShares J.P. Morgan USD Emerging Markets Bond ETF’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares J.P. Morgan USD Emerging Markets Bond ETF (“Combined Funds”). The aggregate management fee is calculated as follows:
Average Daily Net Assets of Combined Funds	Rate of Management Fee for the iShares J.P. Morgan USD Emerging Markets Bond ETF
First $19 billion	0.6000%
Greater than $19 billion - Up to $33 billion	0.5700%
Greater than $33 billion - Up to $58 billion	0.5415%
Greater than $58 billion	0.5145%
Each reduced management fee level set forth in the fee schedule above reflects a 5% reduction (rounded to the fourth decimal place) from the management fee at the prior Combined Fund asset level.
Effective July 1, 2013,for its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to receive a management fee from the iShares TIPS Bond ETF corresponding to the iShares TIPS Bond ETF’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the iShares Nasdaq Biotechnology ETF, iShares Cohen & Steers REIT ETF, iShares MBS ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares Russell 1000 Growth ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares Russell 1000 Value ETF, iShares 1-3 Year Credit Bond ETF, iShares Russell Mid-Cap ETF, iShares Intermediate Credit Bond ETF and the iShares TIPS Bond ETF (“Combined Funds”). The aggregate management fee is calculated as follows:
Average Daily Net Assets of Combined Funds	Rate of Management Fee for the iShares TIPS Bond ETF
First $121 billion	0.2000%
Greater than $121 billion	0.1900%
Each reduced management fee level set forth in the fee schedule above reflects a 5% reduction (rounded to the fourth decimal place) from the management fee at the prior Combined Fund asset level.
For its investment advisory services to each Fund, BFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below for the fiscal year ended October 31, 2012.
The following tables set forth the management fees paid by each Fund to BFA for the fiscal years noted:
Fund [1]	Management Fee	Fund Inception Date	Management Fees Paid for Fiscal Year Ended Oct. 31, 2012	Management Fees Paid for Fiscal Period Ended Oct. 31, 2011[1]	Management Fees Paid for Fiscal Year Ended Feb. 28, 2011	Management Fees Paid for Fiscal Year Ended Feb. 28, 2010
iShares TIPS Bond ETF	0.20%	12/04/03	$45,364,626	$27,719,474	$40,209,060	$30,754,437
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.60%	12/17/07	26,723,419	11,496,058	11,239,680	3,485,706
iShares 1-3 Year International Treasury Bond ETF	0.35%	01/21/09	611,365	417,344	402,489	221,729
iShares International Treasury Bond ETF	0.35%	01/21/09	1,066,779	560,352	509,158	223,322

[1]	Each Fund's fiscal year-end was changed from February 28 to October 31.

Fund	Management Fee	Fund Inception Date	Management Fees Paid for Fiscal Year Ended Oct. 31, 2012	Management Fees Paid for Fiscal Year Ended Oct. 31, 2011	Management Fees Paid for Fiscal Year Ended Oct. 31, 2010
iShares Aaa - A Rated Corporate Bond ETF	0.15%	02/14/12	$ 46,626	N/A	N/A
iShares B - Ca Rated Corporate Bond ETF	0.55%	04/24/12	28,891	N/A	N/A
iShares Baa - Ba Rated Corporate Bond ETF	0.30%	04/24/12	16,169	N/A	N/A
iShares 0-5 Year TIPS Bond ETF	0.20%	12/01/10	624,375	$224,528	N/A
iShares CMBS ETF	0.25%	02/14/12	58,549	N/A	N/A
iShares GNMA Bond ETF[1]	0.25%	02/14/12	11,506	N/A	N/A
iShares U.S. Treasury Bond ETF	0.15%	02/14/12	365,594	N/A	N/A
iShares Core Short-Term U.S. Bond ETF	0.12%	10/18/12	1,066	N/A	N/A
iShares Financials Bond ETF	0.30%	02/14/12	21,758	N/A	N/A
iShares Floating Rate Bond ETF	0.20%	06/14/11	310,472	36,165	N/A
iShares Global Inflation-Linked Bond ETF	0.40%	05/18/11	61,256	20,905	N/A
iShares Industrials Bond ETF	0.30%	02/14/12	28,259	N/A	N/A
iShares International Inflation-Linked Bond ETF	0.40%	05/18/11	213,808	27,132	N/A

Fund	Management Fee	Fund Inception Date	Management Fees Paid for Fiscal Year Ended Oct. 31, 2012	Management Fees Paid for Fiscal Year Ended Oct. 31, 2011	Management Fees Paid for Fiscal Year Ended Oct. 31, 2010
iShares Utilities Bond ETF	0.30%	02/14/12	21,589	N/A	N/A

[1]	As of December 11, 2012, BFA, the investment adviser to the iShares GNMA Bond ETF, has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the iShares GNMA Bond ETF’s investment in other registered investment companies through December 31, 2015. The contractual waiver may be terminated prior to December 31, 2015 only upon written agreement of the Trust and BFA. As of November 20, 2012, BFA has contractually agreed to waive any additional portion of its management fees necessary to limit the Total Annual Fund Operating Expenses to 0.20% of average daily net assets through December 31, 2013. The contractual waiver may be terminated prior to December 31, 2013 only upon written agreement of the Trust and BFA. BFA may voluntarily waive a portion of its management fee, as it determines from time to time; the aforementioned management fee does not reflect such waivers or reimbursements. Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
Investment Sub-Adviser.  Pursuant to the Investment Advisory Agreement between BFA and the Trust entered into on behalf of the Funds, BFA may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory services with respect to the Funds. In addition, BFA may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.
BFA has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”) with the Sub-Adviser with respect to the iShares Global Inflation-Linked Bond ETF, iShares International Inflation-Linked Bond ETF, iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF. The Sub-Adviser is an investment adviser located in the United Kingdom. The Sub-Adviser is an affiliate of BFA and is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2012, the Sub-Adviser’s total assets under management were approximately $23.5 billion.
Under the Sub-Advisory Agreement, subject to the supervision and oversight of the Board and BFA, the Sub-Adviser is primarily responsible for execution of securities transactions outside the U.S. and Canada and may, from time to time, participate in the management of specified assets in each of the iShares Global Inflation-Linked Bond ETF's, iShares International Inflation-Linked Bond ETF's, iShares 1-3 Year International Treasury Bond ETF's and iShares International Treasury Bond ETF's portfolio.
Pursuant to the Sub-Advisory Agreement, BFA pays the Sub-Adviser for services it provides either: (i) a fee equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement, or (ii) an amount based on the cost of the services provided. If the Sub-Adviser provides services relating to both portfolio management and trading, it is entitled to receive, from BFA, an amount equal to 20% of BFA’s management fee, and if the Sub-Adviser provides services related solely to trading, then it is entitled to receive, from BFA, an amount equal to 110% of the actual pre-tax costs incurred by the Sub-Adviser. The Sub-Adviser may be responsible for the day-to-day management of the iShares Global Inflation-Linked Bond ETF, iShares International Inflation-Linked Bond ETF, iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF or portions of the Funds.
Over the last three fiscal years, the amount paid by BFA to the Sub-Adviser, with respect to the Funds has been $0.
Unless earlier terminated as described below, each Advisory Agreement will remain in effect for an initial two year period and from year to year if approved annually (a) by the Board or by a vote of a majority of the applicable Fund's outstanding voting securities and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party.
Each Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act) and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or their affiliates from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.
BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.
If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.
Portfolio Managers.  As of October 31, 2012, the individuals named as Portfolio Managers in each Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	36	$105,000,000,000
Other Pooled Investment Vehicles	14	$ 23,800,000,000
Other Accounts	9	$ 8,800,000,000
Accounts with Incentive-Based Fee Arrangements	1	$ 530,000,000

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	37	$107,700,000,000
Other Pooled Investment Vehicles	5	$ 3,400,000,000
Other Accounts	7	$ 9,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$ 1,500,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio's or account's gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2012:
James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	1	$530,000,000

Scott Radell
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	1	$900,000,000
Other Accounts	1	$600,000,000
The discussion below describes the Portfolio Managers' compensation as of October 31, 2012.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. All of the eligible portfolio managers have participated in the deferred compensation program.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock

Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.
As of October 31, 2012, the Portfolio Managers did not beneficially own any shares of the Funds.
Codes of Ethics.  The Trust, BFA, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following tables set forth the administration, transfer agency and custodian expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Fund [1]	Fund Inception Date	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2012	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Period Ended Oct. 31, 2011[1]	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended Feb. 28, 2011	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended Feb. 28, 2010
iShares TIPS Bond ETF	12/04/03	$764,762	$567,582	$897,900	$764,915
iShares J.P. Morgan USD Emerging Markets Bond ETF	12/17/07	518,695	220,854	213,031	69,650
iShares 1-3 Year International Treasury Bond ETF	01/21/09	32,460	22,827	20,962	17,576
iShares International Treasury Bond ETF	01/21/09	52,936	28,547	26,949	16,508

[1]	Each Fund's fiscal year-end was changed from February 28 to October 31.

Fund	Fund Inception Date	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2012	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2011	Custody, Administration & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2010
iShares Aaa - A Rated Corporate Bond ETF	02/14/12	$ 5,649	N/A	N/A
iShares B - Ca Rated Corporate Bond ETF	04/24/12	3,353	N/A	N/A
iShares Baa - Ba Rated Corporate Bond ETF	04/24/12	3,856	N/A	N/A
iShares 0-5 Year TIPS Bond ETF	12/01/10	15,558	$ 5,708	N/A
iShares CMBS ETF	02/14/12	2,086	N/A	N/A
iShares GNMA Bond ETF	02/14/12	2,697	N/A	N/A
iShares U.S. Treasury Bond ETF	02/14/12	8,672	N/A	N/A
iShares Core Short-Term U.S. Bond ETF	10/18/12	520	N/A	N/A
iShares Financials Bond ETF	02/14/12	2,916	N/A	N/A
iShares Floating Rate Bond ETF	06/14/11	10,384	1,945	N/A
iShares Global Inflation-Linked Bond ETF	05/18/11	7,255	5,891	N/A
iShares Industrials Bond ETF	02/14/12	3,840	N/A	N/A
iShares International Inflation-Linked Bond ETF	05/18/11	28,020	10,801	N/A
iShares Utilities Bond ETF	02/14/12	2,420	N/A	N/A

Distributor.  The Distributor's principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
The Distributor serves as the Funds' distributor as of April 1, 2012. Prior to that date, SEI Investments Distribution Co. (“SEI”), located at One Freedom Valley Drive, Oaks, PA 19456, served as the distributor to the Funds. The following tables set forth the compensation paid by BFA to SEI for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:
Fund [1]	Fund Inception Date	Distributor Compensation Paid From Apr. 1, 2012 Oct. 31, 2012[1]	Distributor Compensation Paid From Nov. 1, 2011 to Mar. 31, 2012[2]	Distributor Compensation Paid During Fiscal Period Ended Oct. 31, 2011[3]	Distributor Compensation Paid During Fiscal Year Ended Feb. 28, 2011	Distributor Compensation Paid During Fiscal Year Ended Feb. 28, 2010
iShares TIPS Bond ETF	12/04/03	$4,403	$3,355	$7,859	$ 11,170	$ 10,390
iShares J.P. Morgan USD Emerging Markets Bond ETF	12/17/07	4,403	3,355	7,859	11,170	10,390
iShares 1-3 Year International Treasury Bond ETF	01/21/09	4,403	3,355	7,859	11,170	10,390
iShares International Treasury Bond ETF	01/21/09	4,403	3,355	7,859	11,170	10,390

[1]	BRIL serves as the distributor to the Funds effective April 1, 2012. These fees reflect payments made to SEI, acting as an agent of the Distributor.
[2]	SEI served as the distributor to the Funds through March 31, 2012.
[3]	Each Fund's fiscal year-end was changed from February 28 to October 31.

Fund	Fund Inception Date	Distributor Compensation Paid From Apr. 1, 2012 to Oct. 31, 2012[1]	Distributor Compensation Paid From Nov. 1, 2011 to Mar. 31, 2012[2]	Distributor Compensation Paid During Fiscal Year Ended Oct. 31, 2011	Distributor Compensation Paid During Fiscal Year Ended Oct. 31, 2010
iShares Aaa - A Rated Corporate Bond ETF	02/14/12	$4,403	$ 1,712	N/A	N/A
iShares B - Ca Rated Corporate Bond ETF	04/24/12	4,403	N/A	N/A	N/A
iShares Baa - Ba Rated Corporate Bond ETF	04/24/12	4,403	N/A	N/A	N/A
iShares 0-5 Year TIPS Bond ETF	12/01/10	4,403	3,355	$10,770	N/A
iShares CMBS ETF	02/14/12	4,403	1,712	N/A	N/A

Fund	Fund Inception Date	Distributor Compensation Paid From Apr. 1, 2012 to Oct. 31, 2012[1]	Distributor Compensation Paid From Nov. 1, 2011 to Mar. 31, 2012[2]	Distributor Compensation Paid During Fiscal Year Ended Oct. 31, 2011	Distributor Compensation Paid During Fiscal Year Ended Oct. 31, 2010
iShares GNMA Bond ETF	02/14/12	4,403	1,712	N/A	N/A
iShares U.S. Treasury Bond ETF	02/14/12	4,403	1,712	N/A	N/A
iShares Core Short-Term U.S. Bond ETF	10/18/12	559	N/A	N/A	N/A
iShares Financials Bond ETF	02/14/12	4,403	1,712	N/A	N/A
iShares Floating Rate Bond ETF	06/14/11	4,403	3,355	4,782	N/A
iShares Global Inflation-Linked Bond ETF	05/18/11	4,403	3,355	5,828	N/A
iShares Industrials Bond ETF	02/14/12	4,403	1,712	N/A	N/A
iShares International Inflation-Linked Bond ETF	05/18/11	4,403	3,355	5,828	N/A
iShares Utilities Bond ETF	02/14/12	4,403	1,712	N/A	N/A

[1]	BRIL serves as the distributor to the Funds effective April 1, 2012. These fees reflect payments made to SEI, acting as an agent of the Distributor.
[2]	SEI served as the distributor to the Funds through March 31, 2012.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
 The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of the Fund and will not be paid from any Fund assets.
Brokerage Transactions
BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their expertise in certain markets or with certain securities, or their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. Each Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.
There were no brokerage commissions paid on behalf of each Fund for the applicable fiscal years ended October 31, 2012, October 31, 2011, February 28, 2011, October 31, 2010 and February 28, 2010.
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended October 31, 2012:
Fund	Issuer	Market Value of Investment
iShares Aaa - A Rated Corporate Bond ETF	Morgan Stanley	$ 9,111,907
	Bank of America Corp.	8,903,154
	Citigroup, Inc.	8,797,976
	Goldman Sachs Group, Inc. (The)	7,810,057
	Barclays Bank PLC	2,395,700
	Bank of New York Mellon Corp. (The)	2,028,724
	Royal Bank of Scotland Group PLC	1,954,563
	Credit Suisse Group AG	946,486

iShares B - Ca Rated Corporate Bond ETF	Royal Bank of Scotland Group PLC	83,750

iShares Baa - Ba Rated Corporate Bond ETF	Bank of America Corp.	273,979
	Goldman Sachs Group, Inc. (The)	135,045
	Citigroup, Inc.	107,495
	Nomura Holdings, Inc.	57,704
	Morgan Stanley	51,991
	Royal Bank of Scotland Group PLC	51,445

iShares Core Short-Term U.S. Bond ETF	Bank of America Corp.	222,105
	Goldman Sachs Group, Inc. (The)	159,446
	Citigroup, Inc.	155,852
	Morgan Stanley	108,025
	Credit Suisse Group AG	81,097
	Royal Bank of Scotland Group PLC	76,716
	Bank of New York Mellon Corp. (The)	75,904

iShares Financials Bond ETF	Citigroup, Inc.	543,071
	Goldman Sachs Group, Inc. (The)	541,810
	Morgan Stanley	541,082

Fund	Issuer	Market Value of Investment
	Bank of America Corp.	532,294
	Barclays Bank PLC	220,706
	Bank of New York Mellon Corp. (The)	157,059
	Credit Suisse Group AG	86,935
	Nomura Holdings, Inc.	86,557
	Royal Bank of Scotland Group PLC	59,928

iShares Floating Rate Bond ETF	Morgan Stanley	17,071,283
	Goldman Sachs Group, Inc. (The)	16,062,225
	Citigroup, Inc.	14,531,838
	Bank of America Corp.	7,121,236
	Bank of New York Mellon Corp. (The)	2,405,664
	Barclays Bank PLC	1,457,102
	Credit Suisse Group AG	1,366,688
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. Certain Funds may use TBA transactions, which are expected to cause a higher portfolio turnover rate because TBA positions are rolled every month. High turnover rates may result in comparatively greater brokerage expenses. While each Fund's portfolio turnover rates are generally expected to be low, the portfolio turnover rate for that portion of the iShares GNMA Bond ETF's assets invested through TBA transactions, if any, is expected to be substantially higher. Higher turnover rates would likely result in comparatively greater transaction costs.
The tables below set forth the portfolio turnover rates of each Fund for the fiscal years noted:
Fund [1]	Fiscal Year Ended Oct. 31, 2012	Fiscal Period Ended Oct. 31, 2011[1]	Fiscal Year Ended Feb. 28, 2011
iShares TIPS Bond ETF	10%	15%	13%
iShares J.P. Morgan USD Emerging Markets Bond ETF	30%	14%	24%
iShares 1-3 Year International Treasury Bond ETF	100%	57%	136%
iShares International Treasury Bond ETF	48%	27%	72%

[1]	Each Fund's fiscal year-end was changed from February 28 to October 31.

Fund	Fiscal Year Ended Oct. 31, 2012	Fiscal Year Ended Oct. 31, 2011
iShares Aaa - A Rated Corporate Bond ETF	5%	N/A
iShares B - Ca Rated Corporate Bond ETF	15%	N/A

Fund	Fiscal Year Ended Oct. 31, 2012	Fiscal Year Ended Oct. 31, 2011
iShares Baa - Ba Rated Corporate Bond ETF	14%	N/A
iShares 0-5 Year TIPS Bond ETF	31%	34%
iShares CMBS ETF	8%	N/A
iShares GNMA Bond ETF	1,253% [1]	N/A
iShares U.S. Treasury Bond ETF	10%	N/A
iShares Core Short-Term U.S. Bond ETF	0%	N/A
iShares Financials Bond ETF	18%	N/A
iShares Floating Rate Bond ETF	20%	5%
iShares Global Inflation-Linked Bond ETF	18%	38%
iShares Industrials Bond ETF	13%	N/A
iShares International Inflation-Linked Bond ETF	38%	28%
iShares Utilities Bond ETF	8%	N/A

[1]	Portfolio turnover rate includes TBA transactions, as described above.
Additional Information Concerning the Trust
Shares. The Trust currently consists of more than 225 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or a Fund.  The Trust or a Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units
General. The Trust issues and sells shares of each Fund  only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of November 30, 2012:
Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares Aaa - A Rated Corporate Bond ETF	100,000	$ 5,215,000
iShares B - Ca Rated Corporate Bond ETF	100,000	5,172,000
iShares Baa - Ba Rated Corporate Bond ETF	100,000	5,271,000
iShares 0-5 Year TIPS Bond ETF	50,000	5,157,500
iShares CMBS ETF	50,000	2,588,500
iShares GNMA Bond ETF	100,000	5,017,000
iShares TIPS Bond ETF	100,000	12,292,000
iShares U.S. Treasury Bond ETF	100,000	2,537,000
iShares Core Short-Term U.S. Bond ETF	50,000	5,014,000
iShares Financials Bond ETF	100,000	5,314,000
iShares Floating Rate Bond ETF	100,000	5,036,000
iShares Global Inflation-Linked Bond ETF	100,000	5,292,000
iShares Industrials Bond ETF	100,000	5,157,000
iShares International Inflation-Linked Bond ETF	100,000	4,964,000
iShares J.P. Morgan USD Emerging Markets Bond ETF	100,000	12,187,000
iShares 1-3 Year International Treasury Bond ETF	50,000	4,868,500
iShares International Treasury Bond ETF	50,000	5,158,000
iShares Utilities Bond ETF	100,000	5,203,000
The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The iShares GNMA Bond ETF, iShares Core Short-Term U.S. Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF generally offer Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash.

For the iShares Aaa - A Rated Corporate Bond ETF, iShares B - Ca Rated Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF, iShares CMBS ETF, iShares GNMA Bond ETF, iShares Core Short-Term U.S. Bond ETF, iShares Financials Bond ETF, iShares Floating Rate Bond ETF, iShares Global Inflation-Linked Bond ETF, iShares Industrials Bond ETF, iShares International Inflation-Linked Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF and iShares Utilities Bond ETF, the portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit of a Fund, will correspond pro rata, to the extent practicable, to the securities held by such Fund.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.
The Trust may require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security of the iShares GNMA Bond ETF that is a TBA transaction or an interest in a mortgage pass-through security. The amount of cash contributed will be equivalent to the price of the TBA transaction or mortgage pass-through security interest listed as a Deposit Security. A transaction fee may be charged on the cash amount contributed in lieu of the TBA transaction or mortgage pass-through security.
The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for a Fund (Creation Units of the iShares GNMA Bond ETF, iShares Core Short-Term U.S. Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.
Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.
Purchase Orders.  To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Funds may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with each Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). For the iShares 0-5 Year TIPS Bond ETF and the iShares TIPS Bond ETF, Creation Units typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, as discussed in the Regular Holidays section, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 or T+3, as applicable, in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant's agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds' then-effective procedures. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares Aaa - A Rated Corporate Bond ETF	$ 300	3.0%
iShares B - Ca Rated Corporate Bond ETF	$ 400	3.0%
iShares Baa - Ba Rated Corporate Bond ETF	$ 400	3.0%
iShares 0-5 Year TIPS Bond ETF	N/A	3.0%
iShares CMBS ETF	$ 400	3.0%
iShares GNMA Bond ETF	$ 200	3.0%
iShares TIPS Bond ETF	N/A	N/A
iShares U.S. Treasury Bond ETF	$ 250	3.0%
iShares Core Short-Term U.S. Bond ETF	$ 250	3.0%
iShares Financials Bond ETF	$ 300	3.0%
iShares Floating Rate Bond ETF	$ 200	3.0%
iShares Global Inflation-Linked Bond ETF	$1,200	3.0%
iShares Industrials Bond ETF	$ 300	3.0%
iShares International Inflation-Linked Bond ETF	$1,200	3.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF	$ 700	3.0%
iShares 1-3 Year International Treasury Bond ETF	$ 700	3.0%
iShares International Treasury Bond ETF	$1,200	3.0%
iShares Utilities Bond ETF	$ 300	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The iShares GNMA Bond ETF, iShares Core Short-Term U.S. Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF generally redeem Creation Units partially for cash; however, the Funds reserve the right to distribute securities in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. Notwithstanding the foregoing, the Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security of the iShares GNMA Bond ETF that is a TBA transaction or mortgage pass-through security. In such cases, a transaction fee may be charged on the cash amount paid in lieu of the TBA transaction or mortgage pass-through security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities (except for the iShares GNMA Bond ETF, iShares Core Short-Term U.S. Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF, which generally redeem Creation Units partially for cash), but each Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.  Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund (Creation Units for iShares GNMA Bond ETF, iShares Core Short-Term U.S. Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF are generally redeemed partially for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Aaa - A Rated Corporate Bond ETF	$ 300	2.0%
iShares B - Ca Rated Corporate Bond ETF	$400	2.0%

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Baa - Ba Rated Corporate Bond ETF	$ 400	2.0%
iShares 0-5 Year TIPS Bond ETF	N/A	2.0%
iShares CMBS ETF	$ 400	2.0%
iShares GNMA Bond ETF	$ 200	2.0%
iShares TIPS Bond ETF	N/A	N/A
iShares U.S. Treasury Bond ETF	$ 250	2.0%
iShares Core Short-Term U.S. Bond ETF	$ 250	2.0%
iShares Financials Bond ETF	$ 300	2.0%
iShares Floating Rate Bond ETF	$ 200	2.0%
iShares Global Inflation-Linked Bond ETF	$1,200	2.0%
iShares Industrials Bond ETF	$ 300	2.0%
iShares International Inflation-Linked Bond ETF	$1,200	2.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF	$ 700	2.0%
iShares 1-3 Year International Treasury Bond ETF	$ 700	2.0%
iShares International Treasury Bond ETF	$1,200	2.0%
iShares Utilities Bond ETF	$ 300	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.
Placement of Redemption Orders. Redemption requests for Creation Units of the Funds must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Unless otherwise described below, deliveries of redemption proceeds by the Funds generally will be made within three Business Days (i.e., “T+3”). For the iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF, deliveries of redemption proceeds generally will be made within one Business Days (i.e., “T+1”). However, as discussed in the Regular Holidays section, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.
If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the iShares GNMA Bond ETF, iShares Core Short-Term U.S. Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF generally will be redeemed partially for cash), in the event that cash redemptions are permitted or required by the Trust proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section hereto where more than seven calendar days would be needed).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.  An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.
The  securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local   securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2013

Argentina
January 1	May 1	November 6
March 28	June 17	December 24
March 29	July 9	December 25
April 1	August 19	December 31

Australia
January 1	April 1	June 10	November 5
January 28	April 25	August 5	December 25
March 4	May 6	August 14	December 26
March 11	May 20	September 30
March 29	June 3	October 7

Austria
January 1	May 9	November 1	December 31
March 29	May 20	December 24
April 1	May 30	December 25
May 1	August 15	December 26

Belarus
January 1	March 15	May 9	December 25
January 7	May 1	July 3
March 8	May 5	November 2

Belgium
January 1	May 9	November 1
March 29	May 10	November 11
April 1	May 20	December 25
May 1	August 15	December 26

Bermuda
January 1	August 1	December 25
March 29	August 2	December 26
May 24	September 2
June 10	November 11

Brazil
January 1	March 29	November 15	December 31
January 25	May 1	November 20
February 11	May 30	December 24
February 12	July 9	December 25
Bulgaria
January 1	May 6	December 24
March 3	May 24	December 25
May 1	September 6	December 26
May 5	September 22

Canada
January 1	May 20	September 2	December 26
January 2	June 24	October 14
February 18	July 1	November 11
March 29	August 5	December 25

Chile
January 1	May 27	November 1
March 29	August 15	December 25
May 1	September 18	December 31
May 21	September 19

China
January 1	February 14	May 7	October 3
January 21	February 15	May 27	October 4
February 7	February 18	July 4	October 7
February 8	May 1	September 2	October 14
February 11	May 2	September 30	November 11
February 12	May 3	October 1	November 28
February 13	May 6	October 2	December 25

Colombia
January 1	May 1	August 7	December 25
January 7	May 13	August 19	December 31
March 25	June 3	October 14
March 28	June 10	November 4
March 29	July 1	November 11

Croatia
January 1	May 1	August 5	December 25
January 6	May 30	August 15	December 26
March 31	June 22	October 8
April 1	June 25	November 1

Denmark
January 1	April 26	December 24
March 28	May 9	December 25
March 29	May 20	December 26
April 1	June 5	December 31

The Dominican Republic
January 1	April 29	November 4
January 21	May 30	December 25
February 27	August 19
March 29	September 24

Egypt
January 1	May 5	August 8	October 16
January 7	May 6	August 11	November 4
January 24	July 1	October 6	November 5
April 25	July 23	October 14
May 1	August 7	October 15
The Egyptian market is closed every Friday.
El Salvador
January 1	August 5	November 2
May 1	August 6	December 25
August 4	September 15

Finland
January 1	May 9	December 25
March 29	June 21	December 26
April 1	December 6	December 31
May 1	December 24

France
January 1	May 8	November 11
March 29	May 9	December 25
April 1	August 15	December 26
May 1	November 1

Germany
January 1	May 1	August 15	December 25
February 11	May 9	October 3	December 26
March 29	May 20	November 1	December 31
April 1	May 30	December 24

Greece
January 1	April 1	June 24	December 26
March 18	May 1	August 15
March 25	May 3	October 28
March 29	May 6	December 25

Hong Kong
January 1	April 4	September 20	December 26
February 11	May 1	October 1	December 31
February 12	May 17	October 14
March 29	June 12	December 24
April 1	July 1	December 25

Hungary
January 1	May 20	November 1
March 15	August 19	December 24
April 1	August 20	December 25
May 1	October 23	December 26

Indonesia
January 1	May 9	August 12	December 24
January 25	June 7	August 13	December 25
March 12	August 7	October 15	December 26
March 29	August 8	November 4	December 30
April 11	August 9	November 5	December 31

Iraq
January 1	April 9	July 14	October 15
January 6	April 17	August 8	November 4
January 24	May 1	October 3	November 13

Ireland
January 1	May 1	October 28	December 27
March 18	May 6	December 24
March 29	June 3	December 25
April 1	August 5	December 26

Israel
February 24	April 14	September 4	September 19
March 25	April 15	September 5	September 25
March 26	May 14	September 6	September 26
March 31	May 15	September 13
April 1	July 16	September 18
The Israeli market is closed every Friday.
Italy
January 1	May 1	December 25
March 29	August 15	December 26
April 1	November 1	December 31
April 25	December 24

Ivory Coast
January 1	May 9	August 7	November 1
January 24	May 20	August 8	November 15
April 1	June 6	August 15	December 25
May 1	August 3	October 15

Japan
January 1	February 11	May 6	October 14
January 2	March 20	July 15	November 4
January 3	April 29	September 16	December 23
January 14	May 3	September 23	December 31

Kazakhstan
January 1	May 1	October 25
January 7	May 9	December 16
March 8	August 30
March 21	October 15

Lebanon
January 1	March 29	August 15	November 22
January 6	May 1	October 15	November 28
February 9	May 6	November 1	December 25
February 14	May 25	November 15
Lithuania
January 1	April 2	July 8	December 26
February 18	May 1	August 15	December 27
March 11	May 6	August 16
March 29	May 9	November 1
April 1	June 24	December 25

Luxembourg
January 1	May 1	August 15	December 25
March 29	May 9	November 1	December 26
April 1	May 20	December 24

Malaysia
January 1	May 1	June 1	October 15
January 24	May 24	August 7	November 4
February 1	May 25	August 8	November 5
February 11	May 30	August 9	December 25
February 12	May 31	August 31

Mexico
January 1	March 21	September 16	December 25
February 4	March 28	November 18
February 5	March 29	November 20
March 18	May 1	December 12

The Netherlands
January 1	April 30	May 20
March 29	May 1	December 25
April 1	May 9	December 26

Norway
January 1	May 1	December 24
March 28	May 9	December 25
March 29	May 17	December 26
April 1	May 20	December 31

Panama
January 1	February 13	August 15	December 2
January 7	March 28	November 4	December 9
February 11	March 29	November 5	December 25
February 12	May 1	November 11

Peru
January 1	July 29	December 24
March 28	August 30	December 25
March 29	October 8	December 31
May 1	November 1

The Philippines
January 1	April 8	August 8	December 24
February 25	May 1	August 9	December 25
March 28	May 13	August 21	December 30
March 29	June 12	November 1	December 31

Poland
January 1	May 3	November 11
March 29	May 30	December 25
April 1	August 15	December 26
May 1	November 1

Portugal
January 1	April 25	June 13	December 25
February 12	May 1	August 15	December 26
March 29	May 30	November 1
April 1	June 10	December 24

Russia
January 1	January 8	May 9
January 2	January 9	May 10
January 3	February 25	June 12
January 4	March 8	November 4
January 7	May 1

Serbia
January 1	February 15	May 3
January 2	May 1	May 5
January 7	May 2	May 6

Singapore
January 1	May 24	November 2
February 11	May 25	November 4
February 12	August 8	December 25
March 29	August 9
May 1	October 15
South Africa
January 1	May 1	December 16
March 21	June 17	December 25
March 29	August 9	December 26
April 1	September 24

South Korea
January 1	May 17	September 19
February 11	June 6	September 20
March 1	July 17	October 3
April 5	August 15	December 25
May 1	September 18	December 31

Spain
January 1	March 29	May 15	December 25
January 7	April 1	August 15	December 26
March 19	May 1	November 1
March 28	May 2	December 6

Sri Lanka
January 1	March 29	July 22	October 16
January 14	April 12	August 8	October 18
January 24	April 15	August 9	December 16
January 25	April 25	August 20	December 25
February 4	May 1	September 18
February 25	May 23	September 19
March 26	May 24	October 15

Sweden
January 1	May 9	December 25
March 29	June 6	December 26
April 1	June 21	December 31
May 1	December 24

Switzerland
January 1	May 1	August 15	December 26
January 2	May 9	September 5	December 31
March 19	May 20	November 1
March 29	May 30	December 24
April 1	August 1	December 25

Turkey
January 1	August 9	October 16	October 29
April 23	August 30	October 17
August 7	October 14	October 18
August 8	October 15	October 28

Ukraine
January 2	April 7	June 3
January 7	May 1	June 28
March 8	May 9	August 24

The United Arab Emirates
January 1	August 8	October 16
January 24	August 10	November 4
June 6	October 14	December 2
August 6	October 15	December 3
The United Arab Emirates market is closed every Friday.
The United Kingdom
January 1	May 6	December 25
March 29	May 27	December 26
April 1	August 26

The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.

Uruguay
January 1	March 29	July 18
February 11	April 22	December 25
February 12	May 1
March 28	June 19

Venezuela
January 1	March 28	May 13	July 24
February 11	March 29	June 3	August 19
February 12	April 19	June 24	November 4
March 19	May 1	July 5	December 25
Vietnam
January 1	April 19	May 1
February 10	April 30	September 2

2014
Argentina
January 1	May 1	November 6	December 31
March 31	June 16	December 8
April 17	July 9	December 24
April 18	August 18	December 25

Australia
January 1	April 21	June 9	November 4
January 27	April 25	August 4	December 25
March 3	May 5	August 13	December 26
March 10	May 19	September 29
April 18	June 2	October 6

Austria
January 1	May 1	August 15	December 26
January 6	May 29	December 8	December 31
April 18	June 9	December 24
April 21	June 19	December 25

Belarus
January 1	March 15	May 9
January 7	April 20	July 3
March 8	May 1	November 2

Belgium
January 1	May 29	August 15
April 18	May 30	November 11
April 21	June 9	December 25
May 1	July 21	December 26

Bermuda
January 1	July 31	December 25
April 18	August 1	December 26
May 26	September 1
June 16	November 11

Brazil
January 1	April 18	July 9	December 31
January 20	April 21	November 20
March 3	May 1	December 24
March 4	June 19	December 25

Bulgaria
January 1	April 20	May 24	December 25
March 3	April 21	September 6	December 26
April 18	May 1	September 22
April 19	May 6	December 24

Canada
January 1	May 19	September 1	December 26
January 2	June 24	October 13
February 17	July 1	November 11
April 18	August 4	December 25

Chile
January 1	June 16	December 8
April 18	August 15	December 25
May 1	September 18	December 31
May 21	September 19

China
January 1	February 6	May 7	October 6
January 20	February 7	May 26	October 7
January 30	February 17	July 4	October 13
January 31	May 1	September 1	November 11
February 3	May 2	October 1	November 27
February 4	May 5	October 2	December 25
February 5	May 6	October 3

Colombia
January 1	May 1	August 18	December 25
January 6	June 2	October 13	December 31
March 24	June 23	November 3
April 17	June 30	November 17
April 18	August 7	December 8
Croatia
January1	May 1	August 5	December 25
January 6	June 19	August 15	December 26
April 20	June 22	October 8
April 21	June 25	November 1

Denmark
January 1	May 16	December 24
April 17	May 29	December 25
April 18	June 5	December 26
April 21	June 9	December 31

The Dominican Republic
January 1	April 18	September 24
January 6	May 5	November 10
January 21	May 16	December 25
February 27	June 19

Egypt
January 1	April 21	July 28	October 6
January 7	May 1	July 29
January 13	July 1	July 30
April 20	July 23	October 5
The Egyptian market is closed every Friday.
El Salvador
January 1	August 5	December 25
April 18	August 6
May 1	September 15
August 4	November2

Finland
January 1	May 1	December 25
January 6	May 29	December 26
April 18	June 20	December 31
April 21	December 24

France
January 1	May 8	November 11
April 18	May 29	December 25
April 21	July 14	December 26
May 1	August 15

Germany
April 6	December 25
April 9	December 26
May 1

Greece
January 1	April 18	August 15
January 6	April 21	October 28
March 3	May 1	December 25
March 25	June 9	December 26

Hong Kong
January 1	April 21	July 1	December 24
January30	May 1	September 9	December 25
January 31	May 6	October 1	December 26
April 18	June 2	October 2	December 31

Hungary
January 1	June 9	December 24
April 21	August 20	December 25
May 1	October 23	December 26
May 2	October 24

Indonesia
January 1	May 15	July 30	December 24
January 13	May 26	July 31	December 25
January 31	May 29	August 1	December 26
March 31	July 28	August 18	December 31
April 18	July 29	October 6

Iraq
January 1	April 9	July 28	October 4
January 6	May 1	August 8	October 25
January 13	July 14	October 3	November 3
Ireland
January 1	May 1	October 27	December 29
March 17	May 5	December 24
April 18	June 2	December 25
April 21	August 4	December 26

Israel
March 16	May 4	September 24	October 9
April 14	May 5	September 25	October 15
April 15	June 3	September 26	October 16
April 20	June 4	October 3
April 21	August 5	October 8
The Israeli market is closed every Friday.
Italy
January 1	April 25	December 8	December 31
January 6	May 1	December 24
April 18	June 2	December 25
April 21	August 15	December 26

Ivory Coast
January 1	May 27	July 28	November 1
January 13	May 29	August 7	November 15
April 21	June 9	August 15	December 25
May 1	July 24	October 4

Japan
January 1	February 11	July 21	November 3
January 2	March 21	September 15	November 24
January 3	April 29	September 23	December 23
January 13	May 5	October 13	December 31

Kazakhstan
January 1	May 1	October 25
January 7	May 9	December 16
March 8	August 30
March 21	October 4

Lebanon
January 1	April 20	August 15	December 18
January 6	May 1	October 4	December 25
January 13	May 6	October 25
February 9	May 25	November 3
April 18	July 28	November 22

Lithuania
January 1	April 21	May 29	November 3
February 17	April 22	June 23	December 25
March 10	May 1	June 24	December 26
March 11	May 2	July 7
April 18	May 5	August 15

Luxembourg
January 1	May 1	June 23	December 25
April 18	May 29	August 15	December 26
April 21	June 9	December 24

Malaysia
January 1	February 3	June 7	October 6
January 14	May 1	July 28	October 22
January 30	May 13	July 29	October 23
January 31	May 15	July 30	October 25
February 1	May 30	September 1	December 25

Mexico
January 1	March 21	September 16	December 25
February 3	April 17	November 17
February 5	April 18	November 20
March 17	May 1	December 12

The Netherlands
January 1	April 30	June 9
April 18	May 1	December 25
April 21	May 29	December 26

Norway
January 1	May 1	December 25
April 17	May 29	December 26
April 18	June 9	December 31
April 21	December 24

Panama
January 1	April 17	November 3	December 1
January 13	April 18	November 4	December 8
March 3	May 1	November 5	December 25
March 4	August 15	November 10
March 5	September 1	December 1

Peru
January 1	July 28	December 24
April 17	July 29	December 25
April 18	October 8	December 31
May 1	December 8

The Philippines
January 1	April 18	July 29	December 30
February 25	May 1	August 21	December 31
April 7	June 12	December 24
April 17	July 28	December 25

Poland
January 1	May 1	November 11
April 18	June 19	December 25
April 21	August 15	December 26

Portugal
January 1	April 25	June 19	December 24
March 4	May 1	August 15	December 25
April 18	June 10	December 1	December 26
April 21	June 13	December 8

Russia
January 1	January 8	May 9
January 2	February 24	June 12
January 3	March 10	June 13
January 6	May 1	November 3
January 7	May 2	November 4

Serbia
January 1	February 15	April 21
January 2	April 18	May 1
January 7	April 20	May 2

Singapore
January 1	May 1	August 9	December 25
January 31	May 13	October 6
February 1	May 15	October 22
April 18	July 28	October 23

South Africa
January 1	April 28	December 16
March 21	May 1	December 25
April 18	June 16	December 26
April 21	September 24

South Korea
January 1	March 1	August 15	October 3
January 30	May 5	September 7	December 24
January 31	May 6	September 8
February 1	June 6	September 9

Spain
January 1	April 21	July 25	December 25
January 6	May 1	August 15	December 26
April 17	May 2	September 9
April 18	May 15	December 8

Sri Lanka
January 1	March 14	May 16	October 8
January 14	March 18	June 12	October 22
January 15	March 21	July 11	October 23
February 4	May 1	July 29	November 6
February 14	May 14	September 8	December 25
February 27	May 15	October 7
Sweden
January 1	May 1	December 24
January 6	May 29	December 25
April 18	June 6	December 26
April 21	June 20	December 31

Switzerland
January 1	April 21	August 1	December 25
January 2	May 1	August 15	December 26
January 6	May 29	September 11	December 31
March 19	June 9	December 8
April 18	June 19	December 24

Turkey
January 1	July 28	October 3	October 28
April 23	July 29	October 6	October 29
May 19	July 30	October 7

Ukraine
January 1	May 1	June 30
January 7	May 2	August 25
March 8	May 9
April 21	June 9

The United Arab Emirates
January 1	July 29	October 6
January 13	August 6	October 25
May 26	October 4	December 2
July 28	October 5	December 3
The United Arab Emirates market is closed every Friday.
The United Kingdom
January 1	May 5	December 25
April 18	May 26	December 26
April 21	August 25

The United States
January 1	April 18	September 1	December 25
January 20	May 23*	November 27	December 31*
February 17	May 26	November 28*
April 17*	July 4	December 24*

*	The U.S. bond market has recommended early close.

Uruguay
January 1	April 17	July 18
January 6	April 18	August 25
March 3	May 1	December 25
March 4	June 19
Venezuela
January 1	April 17	June 24
January 6	April 18	July 24
March 3	May 1	August 18
March 4	June 2	December 8
March 19	June 16	December 25

Vietnam
January 1	February 2	May 1	September 8
January 23	February 14	May 6	November 20
January 30	March 8	June 2	December 25
January 31	April 9	August 10
February 1	April 30	September 2
Redemptions.  The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In calendar years 2013 and 2014, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:
2013
Country	Trade Date	Settlement Date	Number of Days to Settle
Argentina	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
Austria	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
China	02/04/13	02/19/13	15
	02/05/13	02/20/13	15
	02/06/13	02/21/13	15
	04/26/13	05/08/13	12
	04/29/13	05/09/13	10
	04/30/13	05/10/13	10
	09/25/13	10/08/13	13
	09/26/13	10/09/13	13
	09/27/13	10/10/13	13
Denmark	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Egypt	10/08/13	10/17/13	9
	10/09/13	10/18/13	9
	10/10/13	10/21/13	11
	10/29/13	11/06/13	8
	10/30/13	11/07/13	8
	10/31/13	11/08/13	8
Finland	12/19/13	12/27/13	8

2013
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Germany	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Hungary	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8
Indonesia	08/02/13	08/14/13	12
	08/05/13	08/15/13	10
	08/06/13	08/16/13	10
	12/19/13	12/27/13	8
	12/20/13	01/02/14	13
	12/23/13	01/03/14	11
Ireland	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
Italy	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Lithuania	12/20/13	12/30/13	10
	12/23/13	12/31/13	8
	12/24/13	01/02/14	9
Malaysia	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
Norway	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
The Philippines	12/23/13	01/02/14	10
Portugal	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8
South Africa	03/14/13	03/22/13	8
	03/15/13	03/25/13	10
	03/18/13	03/26/13	8
	03/19/13	03/27/13	8
	03/20/13	03/28/13	8
	03/22/13	04/02/13	11
	03/25/13	04/03/13	8
	03/26/13	04/04/13	8
	03/27/13	04/05/13	8
	03/28/13	04/08/13	11
	04/24/13	05/02/13	8
	04/25/13	05/03/13	8
	04/26/13	05/06/13	10
	04/29/13	05/07/13	8

2013
Country	Trade Date	Settlement Date	Number of Days to Settle
	04/30/13	05/08/13	8
	06/10/13	06/18/13	8
	06/11/13	06/19/13	8
	06/12/13	06/20/13	8
	06/13/13	06/21/13	8
	06/14/13	06/24/13	10
	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
	08/07/13	08/15/13	8
	08/08/13	08/16/13	8
	09/17/13	09/25/13	8
	09/18/13	09/26/13	8
	09/19/13	09/27/13	8
	09/20/13	09/30/13	10
	09/23/13	10/01/13	8
	12/11/13	12/19/13	8
	12/12/13	12/20/13	8
	12/13/13	12/23/13	10
	12/18/13	12/27/13	9
	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
Spain	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
Sri Lanka	10/11/13	10/21/13	10
	10/14/13	10/22/13	8
Sweden	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Switzerland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Turkey	10/10/13	10/21/13	11
	10/11/13	10/22/13	11

2014
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Finland	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
China	01/27/14	02/10/14	14

2014
Country	Trade Date	Settlement Date	Number of Days to Settle
	01/28/14	02/11/14	14
	01/29/14	02/12/14	14
	04/28/14	05/08/14	10
	04/29/14	05/09/14	10
	04/30/14	05/12/14	12
	09/26/14	10/08/14	12
	09/29/14	10/09/14	10
	09/30/14	10/10/14	10
	12/23/14	01/02/15	10
Denmark	12/23/13	01/02/14	10
	04/14/14	04/23/14	8
	04/15/14	04/24/14	8
	04/16/14	04/25/14	8
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Egypt	12/31/13	01/08/14	8
	01/06/14	01/14/14	8
	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
	04/17/14	04/27/14	10
	07/21/14	07/31/14	10
	07/22/14	08/03/14	12
	07/24/14	08/04/14	11
	09/29/14	10/07/14	8
	09/30/14	10/08/14	8
	10/01/14	10/09/14	8
	10/02/14	10/12/14	10
Hungary	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	12/31/14	8
Indonesia	12/23/13	01/02/14	10
	07/23/14	08/04/14	12
	07/24/14	08/05/14	12
	07/25/14	08/06/14	12
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	11
Ireland	12/23/14	01/02/14	10
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
Italy	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Japan	12/26/13	01/06/14	11
	12/27/13	01/07/14	11
	12/30/13	01/08/14	9

2014
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
Lithuania	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
	04/17/14	04/25/14	8
	04/28/14	05/06/14	8
	04/29/14	05/07/14	8
	04/30/14	05/08/14	8
Malaysia	01/27/14	02/04/14	8
	01/28/14	02/05/14	8
	01/29/14	02/06/14	8
	07/23/14	07/31/14	8
	07/24/14	08/01/14	8
	07/25/14	08/04/14	10
Norway	12/23/13	01/02/14	10
	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
The Philippines	12/23/13	01/02/14	10
	12/26/13	01/03/14	8
	12/27/13	01/06/14	10
	12/23/14	01/02/15	10
	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
Portugal	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	12/31/14	8
Russia	12/27/14	01/09/14	13
	12/30/14	01/10/14	11
	12/31/14	01/13/14	13
South Africa	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
	12/27/13	01/06/14	10
	12/30/13	01/07/14	8
	12/31/13	01/08/14	8
	03/14/14	03/24/14	10
	03/17/14	03/25/14	8
	03/18/14	03/26/14	8
	03/19/14	03/27/14	8
	03/20/14	03/28/14	8
	04/11/14	04/22/14	9
	04/14/14	04/23/14	9
	04/15/14	04/24/14	9
	04/16/14	04/25/14	9
	04/17/14	04/29/14	12
	04/22/14	04/30/14	8

2014
Country	Trade Date	Settlement Date	Number of Days to Settle
	04/23/14	05/02/14	9
	04/24/14	05/05/14	11
	04/25/14	05/06/14	11
	04/29/14	05/07/14	8
	04/30/14	05/08/14	8
	06/09/14	06/17/14	8
	06/10/14	06/18/14	8
	06/11/14	06/19/14	8
	06/12/14	06/20/14	8
	06/13/14	06/23/14	10
	09/17/14	09/25/14	8
	09/18/14	09/26/14	8
	09/19/14	09/29/14	10
	09/22/14	09/30/14	8
	09/23/14	10/01/14	8
	12/09/14	12/17/14	8
	12/10/14	12/18/14	8
	12/11/14	12/19/14	8
	12/12/14	12/22/14	10
	12/15/14	12/23/14	8
	12/18/14	12/29/14	11
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
	12/14/14	01/05/15	12
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
	12/31/14	01/08/15	8
Spain	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
Sri Lanka	04/9/14	04/19/14	10
	04/12/14	04/20/14	8
	04/13/14	04/21/14	8
Sweden	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Switzerland	12/23/13	01/03/14	11
	12/27/13	01/06/14	10
	12/30/13	01/07/14	8
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/05/14	13
	12/29/14	01/06/14	8
	12/30/14	01/07/14	8
Vietnam	04/29/14	05/07/14	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualification.  Each Fund intends to continue to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after 2010 are not subject to expiration, and short-term and long-term capital loss carryforwards from such taxable years may only be applied against net realized short-term and long-term capital gains, respectively.
The following Funds had tax basis net capital loss carryforwards as of October 31, 2012, the tax year-end for the Funds listed:
Fund	Non-Expiring [1]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
iShares B - Ca Rated Corporate Bond ETF	$ 17,234	$ —	$ —	$ —	$ —	$ 17,234
iShares 0-5 Year TIPS Bond ETF	25,185	—	—	—	21,603	46,788
iShares TIPS Bond ETF	5,380,525	460,813	528,715	—	—	6,370,053
iShares U.S. Treasury Bond ETF	25,677	—	—	—	—	25,677
iShares Floating Rate Bond ETF	18,548	—	—	—	—	18,548
iShares Global Inflation-Linked Bond ETF	75,493	—	—	—	—	75,493
iShares International Inflation-Linked Bond ETF	761,731	—	—	—	—	761,731
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	—	—	96,030	—	96,030
iShares 1-3 Year International Treasury Bond ETF	9,394,370	—	1,262	117,648	—	9,513,280
iShares International Treasury Bond ETF	13,898,085	—	66,505	55,392	—	14,019,982
iShares Utilities Bond ETF	904	—	—	—	—	904

[1]	Must be utilized prior to losses subject to expiration.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S.

federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above these amounts that is long-term capital gain and 0% at certain income levels. In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. The Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryforwards offset current year realized gains. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Back-Up Withholding.  In certain cases, a Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments. Income (including, in some cases, capital gains) received by certain of the Funds from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
Original Issue Discount.  Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in a Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund’s income with respect to the bond for the taxable year.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of a Fund. If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from a Fund attributable to a REIT’s distribution to a Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Appendix A
DESCRIPTION OF FIXED-INCOME RATINGS
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the credit worthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
A-1

Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor's Ratings Services
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
A-2

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Services does not rate a particular obligation as a matter of policy.
Short-Term Obligations
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's Ratings Services. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
A-3

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-10T-0713
A-4

iShares® Trust
Statement of Additional Information
Dated January 28, 2013
(as revised July 1, 2013)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iSharesBond TM 2023 Corporate ex-Financials Term ETF (the “Fund”)	IBCE	NYSE Arca
The Prospectus for the Fund is dated January 28, 2013, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference to this SAI.
iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”) or its affiliates. iSharesBondTM is a trademark of BFA or its affiliates.

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General Description of the Trust and the Fund
The Trust currently consists of more than 220 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund. On July 1, 2013, the name of the Fund changed from the iShares 2023 Investment Grade Corporate Bond ETF to the iSharesBond 2023 Corporate ex-Financials Term ETF.
The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”). The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Fund is managed by BFA, an indirect wholly owned subsidiary of BlackRock, Inc. The Fund is a term fund that will terminate on or about March 31, 2023, at which time it will distribute its remaining net assets to shareholders.
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks
The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund's operations (as described below) the Fund's assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2023, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.
Bonds.  The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less
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current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, BFA in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds. The Fund will invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
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Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC staff guidance.
Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.
The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.
Non-U.S. Securities.  The Fund invests in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.
Privately-Issued Securities.  The Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.
Ratings.  An investment-grade rating means the security or issuer is rated investment-grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor's Ratings Services, Fitch, Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor's Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
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Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor's Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, Standard & Poor's Ratings Services and Fitch.
Regulation Regarding Derivatives.  Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Securities of Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding
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voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.
Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper, including asset-backed commercial paper; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
U.S.-Registered Securities of Non-U.S. Issuers.  The Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issues. The Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund's Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.
Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
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Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Cyber Security Issues.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to index providers, fund accountants and transfer agents) and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.
Risk of Investing in Non-U.S. Debt Securities.  The Fund may invest in non-U.S. debt securities. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country, or (iv) the issuer is the particular country. An investment in the Fund involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in the Fund's portfolio, which contains non-U.S. issuers, involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.
Risk of Investing in Asia.  Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
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Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
Risk of Investing in Emerging Markets.   Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
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Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
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Risk of Investing in Europe.   The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of certain EU countries, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in North America.  The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Risk of Investing in the United States.  Issuers located in the United States constitute a majority of the Fund's holdings, and the United States is also a significant, and in some cases the most significant, trading partner of or foreign investor in certain emerging markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these countries.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Risk of Investing in the Utilities Sector.  Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.
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Proxy Voting Policy
The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BFA voted proxies relating to the Fund's portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of
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information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.
Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of BFA and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation /redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Underlying Index is provided below.
Barclays 2023 Maturity High Quality Corporate Index
Number of Components: approximately 210
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Index Description. The Fund is a term fund that will terminate on or about March 31, 2023, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2022 and before April 1, 2023, and excludes financial issuers. Components primarily include industrials companies and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, only securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch will be included in the Underlying Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of financial issuers, stripped of securities maturing outside of the maturity range as defined above, and divided into two subsets by rating. One subset contains Aaa - A3 rated bonds, and the other contains Baa1 - Baa3 rated bonds. Securities are then market-cap weighted within each subset, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the subset. The two subsets are then combined in a proportion required to achieve an initial weighted average rating of approximately A2. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2023. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade by any of the three ratings agencies. Additionally, during this period existing bond weights will be allowed to float based on changes in market value and the average weighted rating previously described will not apply. If bond ratings change during this time, weights will not be adjusted, which means that the average credit quality may change over time as bond ratings change and securities are added to and removed from the Underlying Index. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such issues reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2023, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index.
Investment Restrictions
The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
Under these fundamental investment restrictions, the Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
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3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund’s Fundamental Investment Restrictions
The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than
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10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:
a.	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
b.	Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.
Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.
In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
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The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 284 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
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Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
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Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (63)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock's key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed-Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and
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President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock's iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock's iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust's Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.'s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.'s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust's Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker's teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an
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AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee, Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
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Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they
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comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.
The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two time during the fiscal year ended October 31, 2012.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three time during the fiscal year ended October 31, 2012.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Michael Latham	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 Growth ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000

George G.C. Parker	iShares Core S&P 500 ETF	Over $100,000	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares Select Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000

John E. Martinez	iShares TIPS Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000

Cecilia H. Herbert	iShares Core MSCI Total International Stock ETF	$10,001-$50,000	Over $100,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares China Large-Cap ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Charles A. Hurty	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000
	iShares China Large-Cap ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid
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annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.
Name of Trustee	iSharesBond 2023 Corporate ex-Financials Term ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Independent Trustees:

Robert H. Silver	$0	Not Applicable	Not Applicable	$250,000
George G.C. Parker	0	Not Applicable	Not Applicable	300,000
John E. Kerrigan	0	Not Applicable	Not Applicable	276,765
Charles A. Hurty	0	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	261,765
John E. Martinez	0	Not Applicable	Not Applicable	261,765
Madhav V. Rajan	0	Not Applicable	Not Applicable	187,500

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$ 0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc. and the Board of Trustees of iShares U.S. ETF Trust.
Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it has not commenced operations as of the date of this SAI.
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities
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could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
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In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in
30

servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.
It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of
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securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund's Board. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the
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Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may
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terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days' notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or its affiliates from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.
BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.
If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.
BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, these analysis to shareholders of the Fund who are not separately clients of BlackRock Solutions.
Portfolio Managers.  As of October 31, 2012, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	54	$136,000,000,000
Other Pooled Investment Vehicles	14	$ 23,800,000,000
Other Accounts	9	$ 8,800,000,000
Accounts with Incentive-Based Fee Arrangements	1	$ 530,000,000

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Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	55	$138,000,000,000
Other Pooled Investment Vehicles	5	$ 3,400,000,000
Other Accounts	7	$ 9,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$ 1,500,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio's or account's gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2012:
James Mauro
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	1	$530,000,000

Scott Radell
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	1	$900,000,000
Other Accounts	1	$600,000,000
The discussion below describes the Portfolio Managers' compensation as of October 31, 2012.
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Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. All of the eligible portfolio managers have participated in the deferred compensation program.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.
As of January 14, 2013, the Portfolio Managers did not beneficially own any shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it
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to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
Distributor.  The Distributor's principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop
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new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.
Brokerage Transactions
BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less
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liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
Additional Information Concerning the Trust
Shares. The Trust currently consists of more than 220 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the fund with no par value. The Board may designate additional iShares funds.
Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the Fund shall hold a separate vote, provided that shareholders of all affected Funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
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Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the Fund and beneficial owners of 10% of the shares of the Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or the Fund.  The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
By March 31, 2023, the Fund's holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund's termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on or about the date above, as approved by a majority of the Board without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in
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amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells shares of the Fund  only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of January 14, 2013:
Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$5,000,000
The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.
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BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.
Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund
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generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.
Purchase Orders.  To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
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Acceptance of Orders for Creation Units.  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).
To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund's then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and
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expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$150	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.  Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below).
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Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$150	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
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To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.  An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.
The  securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local   securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
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2013
The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.
2014
The United States
January 1	April 18	September 1
January 20	May 26	November 27
February 17	July 4	December 25

*	The U.S. bond market has recommended early close.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualification.  The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized
48

short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above these amounts that is long-term capital gain and 0% at certain income levels. In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
49

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the
50

same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Back-Up Withholding.  In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
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Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments. Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund. If the Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.
Original Issue Discount.  Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.
Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying
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that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
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Financial Statements
Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.
Miscellaneous Information
Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
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Appendix A
DESCRIPTION OF FIXED-INCOME RATINGS
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the credit worthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
A-1

Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor's Ratings Services
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
A-2

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Services does not rate a particular obligation as a matter of policy.
Short-Term Obligations
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's Ratings Services. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
A-3

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-IBCE-0713
A-4

iShares® Trust
Statement of Additional Information
Dated January 28, 2013
(as revised July 1, 2013)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iSharesBond TM 2020 Corporate ex-Financials Term ETF (the “Fund”)	IBCD	NYSE Arca
The Prospectus for the Fund is dated January 28, 2013, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference to this SAI.
iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”) or its affiliates. iSharesBondTM is a trademark of BFA or its affiliates.

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General Description of the Trust and the Fund
The Trust currently consists of more than 220 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund. On July 1, 2013, the name of the Fund changed from the iShares 2020 Investment Grade Corporate Bond ETF to the iSharesBond 2020 Corporate ex-Financials Term ETF.
The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”). The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Fund is managed by BFA, an indirect wholly owned subsidiary of BlackRock, Inc. The Fund is a term fund that will terminate on or about March 31, 2020, at which time it will distribute its remaining net assets to shareholders.
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks
The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund's operations (as described below) the Fund's assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2020, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.
Bonds.  The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less
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current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, BFA in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds. The Fund will invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
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Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC staff guidance.
Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.
The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.
Non-U.S. Securities.  The Fund invests in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.
Privately-Issued Securities.  The Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.
Ratings.  An investment-grade rating means the security or issuer is rated investment-grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor's Ratings Services, Fitch, Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor's Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
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Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor's Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, Standard & Poor's Ratings Services and Fitch.
Regulation Regarding Derivatives.  Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Securities of Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding
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voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.
Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper, including asset-backed commercial paper; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
U.S.-Registered Securities of Non-U.S. Issuers.  The Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issues. The Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund's Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.
Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
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Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Cyber Security Issues.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to index providers, fund accountants and transfer agents) and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.
Risk of Investing in Non-U.S. Debt Securities.  The Fund may invest in non-U.S. debt securities. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country, or (iv) the issuer is the particular country. An investment in the Fund involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in the Fund's portfolio, which contains non-U.S. issuers, involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.
Risk of Investing in Asia.  Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
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Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
Risk of Investing in Emerging Markets.   Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
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Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
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Risk of Investing in Europe.   The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of certain EU countries, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in North America.  The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Risk of Investing in the United States.  Issuers located in the United States constitute a majority of the Fund's holdings, and the United States is also a significant, and in some cases the most significant, trading partner of or foreign investor in certain emerging markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these countries.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Risk of Investing in the Utilities Sector.  Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.
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Proxy Voting Policy
The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BFA voted proxies relating to the Fund's portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of
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information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.
Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of BFA and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation /redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Underlying Index is provided below.
Barclays 2020 Maturity High Quality Corporate Index
Number of Components: approximately 189
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Index Description. The Fund is a term fund that will terminate on or about March 31, 2020, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2019 and before April 1, 2020, and excludes financial issuers. Components primarily include industrials companies and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, only securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch will be included in the Underlying Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of financial issuers, stripped of securities maturing outside of the maturity range as defined above, and divided into two subsets by rating. One subset contains Aaa - A3 rated bonds, and the other contains Baa1 - Baa3 rated bonds. Securities are then market-cap weighted within each subset, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the subset. The two subsets are then combined in a proportion required to achieve an initial weighted average rating of approximately A2. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2020. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade by any of the three ratings agencies. Additionally, during this period existing bond weights will be allowed to float based on changes in market value and the average weighted rating previously described will not apply. If bond ratings change during this time, weights will not be adjusted, which means that the average credit quality may change over time as bond ratings change and securities are added to and removed from the Underlying Index. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such issues reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2020, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index.
Investment Restrictions
The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
Under these fundamental investment restrictions, the Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
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3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund’s Fundamental Investment Restrictions
The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than
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10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:
a.	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
b.	Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.
Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.
In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
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The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 284 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
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Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
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Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (63)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock's key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed-Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and
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President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock's iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock's iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust's Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.'s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.'s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust's Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker's teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an
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AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee, Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
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Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they
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comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.
The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two time during the fiscal year ended October 31, 2012.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three time during the fiscal year ended October 31, 2012.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Michael Latham	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 Growth ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000

George G.C. Parker	iShares Core S&P 500 ETF	Over $100,000	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares Select Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000

John E. Martinez	iShares TIPS Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000

Cecilia H. Herbert	iShares Core MSCI Total International Stock ETF	$10,001-$50,000	Over $100,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares China Large-Cap ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Charles A. Hurty	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000
	iShares China Large-Cap ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid
27

annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.
Name of Trustee	iSharesBond 2020 Corporate ex-Financials Term ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Independent Trustees:

Robert H. Silver	$0	Not Applicable	Not Applicable	$250,000
George G.C. Parker	0	Not Applicable	Not Applicable	300,000
John E. Kerrigan	0	Not Applicable	Not Applicable	276,765
Charles A. Hurty	0	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	261,765
John E. Martinez	0	Not Applicable	Not Applicable	261,765
Madhav V. Rajan	0	Not Applicable	Not Applicable	187,500

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$ 0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc. and the Board of Trustees of iShares U.S. ETF Trust.
Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it has not commenced operations as of the date of this SAI.
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities
28

could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
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In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in
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servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.
It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of
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securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund's Board. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the
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Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may
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terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days' notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or its affiliates from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.
BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.
If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.
BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, these analysis to shareholders of the Fund who are not separately clients of BlackRock Solutions.
Portfolio Managers.  As of October 31, 2012, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	54	$136,000,000,000
Other Pooled Investment Vehicles	14	$ 23,800,000,000
Other Accounts	9	$ 8,800,000,000
Accounts with Incentive-Based Fee Arrangements	1	$ 530,000,000

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Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	55	$138,000,000,000
Other Pooled Investment Vehicles	5	$ 3,400,000,000
Other Accounts	7	$ 9,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$ 1,500,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio's or account's gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2012:
James Mauro
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	1	$530,000,000

Scott Radell
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	1	$900,000,000
Other Accounts	1	$600,000,000
The discussion below describes the Portfolio Managers' compensation as of October 31, 2012.
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Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. All of the eligible portfolio managers have participated in the deferred compensation program.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.
As of January 14, 2013, the Portfolio Managers did not beneficially own any shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it
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to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
Distributor.  The Distributor's principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop
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new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.
Brokerage Transactions
BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less
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liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
Additional Information Concerning the Trust
Shares. The Trust currently consists of more than 220 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the fund with no par value. The Board may designate additional iShares funds.
Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the Fund shall hold a separate vote, provided that shareholders of all affected Funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
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Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the Fund and beneficial owners of 10% of the shares of the Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or the Fund.  The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
By March 31, 2020, the Fund's holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund's termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on or about the date above, as approved by a majority of the Board without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in
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amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells shares of the Fund  only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of January 14, 2013:
Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$5,000,000
The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.
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BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.
Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund
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generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.
Purchase Orders.  To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
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Acceptance of Orders for Creation Units.  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).
To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund's then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and
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expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$100	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.  Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below).
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Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$100	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
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To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.  An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.
The  securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local   securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
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2013
The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.
2014
The United States
January 1	April 18	September 1
January 20	May 26	November 27
February 17	July 4	December 25

*	The U.S. bond market has recommended early close.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualification.  The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized
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short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above these amounts that is long-term capital gain and 0% at certain income levels. In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
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If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the
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same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Back-Up Withholding.  In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
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Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments. Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund. If the Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.
Original Issue Discount.  Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.
Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying
52

that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
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Financial Statements
Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.
Miscellaneous Information
Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
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Appendix A
DESCRIPTION OF FIXED-INCOME RATINGS
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the credit worthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
A-1

Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor's Ratings Services
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
A-2

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Services does not rate a particular obligation as a matter of policy.
Short-Term Obligations
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's Ratings Services. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
A-3

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-IBCD-0713
A-4

iShares® Trust
Statement of Additional Information
Dated December 27, 2012
(as revised July 1, 2013)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iSharesBond TM 2018 Corporate ex-Financials Term ETF (the “Fund”)	IBCC	NYSE Arca
The Prospectus for the Fund is dated December 27, 2012, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference to this SAI.
iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”) or its affiliates. iSharesBondTM is a trademark of BFA or its affiliates.

i

ii

iii

General Description of the Trust and the Fund
The Trust currently consists of more than 220 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund. On July 1, 2013, the name of the Fund changed from the iShares 2018 Investment Grade Corporate Bond ETF to the iSharesBond 2018 Corporate ex-Financials Term ETF.
The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2018 Maturity High Quality Corporate Index (the “Underlying Index”). The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Fund is managed by BFA, an indirect wholly owned subsidiary of BlackRock, Inc. The Fund is a term fund that will terminate on or about March 31, 2018, at which time it will distribute its remaining net assets to shareholders.
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
1

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks
The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations, as described below, the Fund's assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2018, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.
Bonds.  The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less
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current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, BFA in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds.  The Fund will invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
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Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC staff guidance.
Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.
The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.
Non-U.S. Securities.  The Fund invests in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.
Privately-Issued Securities.  The Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.
Ratings.  An investment grade rating means the security or issuer is rated investment grade by Moody’s® Investors Service, Inc. (“Moody’s”), Standard & Poor's® Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor's Ratings Services”), Fitch Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor's Ratings Services and Fitch are considered “investment grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
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Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor's Ratings Services or Fitch are considered below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, Standard & Poor's Ratings Services and Fitch.
Regulation Regarding Derivatives.  Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Securities of Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding
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voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.
Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper, including asset-backed commercial paper; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
U.S.-Registered Securities of Non-U.S. Issuers.  The Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund's Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.
Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
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Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Cyber Security Issues.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to index providers, fund accountants and transfer agents) and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.
Risk of Investing in Non-U.S. Debt Securities.  The Fund may invest in non-U.S. debt securities. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country, or (iv) the issuer is the particular country. An investment in the Fund involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in the Fund's portfolio, which contains non-U.S. issuers, involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.
Risk of Investing in Asia.  Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
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Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
Risk of Investing in Europe.   The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and
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exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in North America.  The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Risk of Investing in the United States.  Issuers located in the United States constitute a majority of the Fund's holdings, and the United States is also a significant, and in some cases the most significant, trading partner of or foreign investor in certain emerging markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these countries.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Risk of Investing in the Utilities Sector.  Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.
Proxy Voting Policy
The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant
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economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BFA voted proxies relating to the Fund's portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.
Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.
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Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of BFA and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation /redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Underlying Index is provided below.
Barclays 2018 Maturity High Quality Corporate Index
Number of Components: approximately 275
Index Description. The Fund is a term fund that will terminate on or about March 31, 2018, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2017 and before April 1, 2018, and excludes financial issuers. Components primarily include industrials companies and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, only securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch will be included in the Underlying Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Underlying Index.
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The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of financial issuers, stripped of securities maturing outside of the maturity range as defined above, and divided into two subsets by rating. One subset contains Aaa - A3 rated bonds, and the other contains Baa1 - Baa3 rated bonds. Securities are then market-cap weighted within each subset, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the subset. The two subsets are then combined in a proportion required to achieve an initial weighted average rating of approximately A2. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 18, 2018. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade by any of the three ratings agencies. Additionally, during this period existing bond weights will be allowed to float based on changes in market value and the average weighted rating previously described will not apply. If bond ratings change during this time, weights will not be adjusted, which means that the average credit quality may change over time as bond ratings change and securities are added to and removed from the Underlying Index. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such issues reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2018, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index.
Investment Restrictions
The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
Under these fundamental investment restrictions, the Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund’s Fundamental Investment Restrictions
The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.
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With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations (including lending its securities) or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
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Under its non-fundamental investment restrictions, which may be changed by the board without shareholder approval, the Fund may not:
a.	Purchase securities of companies for the purpose of exercising control or management.
b.	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
c.	Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.
Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.
In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policies. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it
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chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 283 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2004-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (63)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee (since 2011), WNET, the New York public broadcasting company.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director, Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).
John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
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Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (50)	Executive Vice President (since 2007).	Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief
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discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock's key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed-Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock's iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock's iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust's Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.'s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.'s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust's Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr.
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Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker's teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee, Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012,
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Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance
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Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.
The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and
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providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two time during the fiscal year ended October 31, 2012.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three time during the fiscal year ended October 31, 2012.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2011, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	iShares U.S. Real Estate ETF	$10,001-$50,000	Over $100,000
	iShares MSCI Australia ETF	$10,001-$50,000
	iShares MSCI Brazil Capped ETF	Over $100,000
	iShares MSCI Canada ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares China Large-Cap ETF	Over $100,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell Mid-Cap ETF	Over $100,000

Michael Latham	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000
	iShares National AMT-Free Muni Bond ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Robert H. Silver	iShares 1-3 Year Credit Bond ETF	Over $100,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares Dow Jones U.S. ETF	$50,001-$100,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 Growth ETF	$50,001-$100,000
	iShares Russell 2000 ETF	$1-$10,000
	iShares Russell 2000 Value ETF	$50,001-$100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Europe ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000

George G.C. Parker	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000

John E. Martinez	iShares TIPS Bond ETF	Over $100,000	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	$10,001-$50,000	$10,001-$50,000

Charles A. Hurty	iShares U.S. Financial ETF	$1-$10,000	Over $100,000
	iShares Select Dividend ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Technology ETF	$10,001-$50,000
	iShares China Large-Cap ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Madhav V. Rajan	iShares Select Dividend ETF	$10,001-$50,000	Over $100,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$10,001-$50,000
As of December 31, 2011, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with a Board's policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of the Nominating and Governance Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes
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due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2011.
Trustees	iSharesBond 2018 Corporate ex-Financials Term ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Name of Independent Trustee:

Robert H. Silver	$0	Not Applicable	Not Applicable	$250,000
George G.C. Parker	0	Not Applicable	Not Applicable	300,000
John E. Kerrigan	0	Not Applicable	Not Applicable	276,765
Charles A. Hurty	0	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	261,765
Darrell Duffie[3]	0	Not Applicable	Not Applicable	62,500
John E. Martinez	0	Not Applicable	Not Applicable	261,765
Madhav V. Rajan[4]	0	Not Applicable	Not Applicable	187,500

Name of Interested Trustee:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$ 0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.
[3]	Served as Trustee through March 19, 2011.
[4]	Appointed to serve as Independent Trustee of the Trust effective May 16, 2011.
Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it has not commenced operations as of the date of this SAI.
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in
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each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary
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activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other
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appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.
It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an
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Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund's Board. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
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BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement,
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BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days' notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or its affiliates from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.
BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.
If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.
BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, these analysis to shareholders of the Fund who are not separately clients of BlackRock Solutions.
Portfolio Managers.  As of October 31, 2012, the individuals named as Portfolio Managers in the Fund's prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
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James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	54	$136,000,000,000
Other Pooled Investment Vehicles	14	$ 23,800,000,000
Other Accounts	9	$ 8,800,000,000
Accounts with Incentive-Based Fee Arrangements	1	$ 530,000,000

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	55	$138,000,000,000
Other Pooled Investment Vehicles	5	$ 3,400,000,000
Other Accounts	7	$ 9,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$ 1,500,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio's or account's gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2012:
James Mauro
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	1	$530,000,000

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Scott Radell
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	1	$900,000,000
Other Accounts	1	$600,000,000
The discussion below describes the Portfolio Managers' compensation as of October 31, 2012.
Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. All of the eligible portfolio managers have participated in the deferred compensation program.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.
As of October 31, 2012, the Portfolio Managers did not beneficially own any shares of the Fund.
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Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
Distributor.  The Distributor's principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds,
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these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.
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Brokerage Transactions
BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
Additional Information Concerning the Trust
Shares. The Trust currently consists of more than 220 separate investment series or portfolio called funds. The Trust issues shares of beneficial interests in the Fund with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
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Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or the Fund.  The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
By March 31, 2018, the Fund's holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund's termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on the date approved by a majority of the Board without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee
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to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells shares of the Fund  only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of December 14, 2012:
Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$5,000,000
The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and
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expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.
BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an authorized participant agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an authorized participant agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a
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result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an authorized participant agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.
Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.
Purchase Orders.  To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the authorized participant agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its
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agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the authorized participant agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).
To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund's then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The authorized participant agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
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Costs Associated with Creation Transactions.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$150	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.  Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
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Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$150	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the authorized participant agreement. Investors should be aware that their particular broker may not have executed an authorized participant agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an authorized participant agreement. At any time, only a limited number of broker-dealers will have an authorized participant agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the authorized participant agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant
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through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The authorized participant agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.  An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.
The  securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result
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of substantially shortened trading hours), the elimination of existing holidays, or changes in local  securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar years 2012 and 2013, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2012
The United States
January 2	May 25*	October 8	December 24*
January 16	May 28	November 12	December 25
February 20	July 4	November 22	December 31*
April 6*	September 3	November 23*

*	The U.S. bond market has recommended early close.
2013
The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualification.  The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in
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partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
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Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
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If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Back-Up Withholding.  In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently
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recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments. Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
Original Issue Discount.  Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.
Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying
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that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.
In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.
Miscellaneous Information
Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and
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(iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
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Appendix A
DESCRIPTION OF FIXED-INCOME RATINGS
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the credit worthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor's Ratings Services
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's Ratings Services believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Services does not rate a particular obligation as a matter of policy.
Short-Term Obligations
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's Ratings Services. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B-1: A short-term obligation rated B-1 is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2: A short-term obligation rated B-2 is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3: A short-term obligation rated B-3 is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's Ratings Services believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below B.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-IBCC-0713

iShares® Trust
Statement of Additional Information
Dated January 28, 2013
(as revised July 1, 2013)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):
Fund	Ticker	Stock Exchange
iSharesBond TM 2016 Corporate ex-Financials Term ETF (the “Fund”)	IBCB	NYSE Arca
The Prospectus for the Fund is dated January 28, 2013, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference to this SAI.
iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”) or its affiliates. iSharesBondTM is a trademark of BFA or its affiliates.

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General Description of the Trust and the Fund
The Trust currently consists of more than 220 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund. On July 1, 2013, the name of the Fund changed from the iShares 2016 Investment Grade Corporate Bond ETF to the iSharesBond 2016 Corporate ex-Financials Term ETF.
The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the “Underlying Index”). The Fund does not seek to return any predetermined amount at maturity or in periodic distributions. The Fund is managed by BFA, an indirect wholly owned subsidiary of BlackRock, Inc. The Fund is a term fund that will terminate on or about March 31, 2016, at which time it will distribute its remaining net assets to shareholders.
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.
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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks
The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund's operations (as described below) the Fund's assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2016, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.
Bonds.  The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less
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current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, BFA in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds. The Fund will invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
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Illiquid Securities.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets as determined in accordance with SEC staff guidance.
Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.
The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.
Non-U.S. Securities.  The Fund invests in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.
Privately-Issued Securities.  The Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.
Ratings.  An investment-grade rating means the security or issuer is rated investment-grade by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor's Ratings Services, Fitch, Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor's Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
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Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor's Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, Standard & Poor's Ratings Services and Fitch.
Regulation Regarding Derivatives.  Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Securities of Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding
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voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.
Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper, including asset-backed commercial paper; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
U.S.-Registered Securities of Non-U.S. Issuers.  The Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issues. The Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund's Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.
Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.
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Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Cyber Security Issues.  With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to index providers, fund accountants and transfer agents) and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.
Risk of Investing in Non-U.S. Debt Securities.  The Fund may invest in non-U.S. debt securities. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country, or (iv) the issuer is the particular country. An investment in the Fund involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in the Fund's portfolio, which contains non-U.S. issuers, involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.
Risk of Investing in Asia.  Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
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Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.
Risk of Investing in Emerging Markets.   Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
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Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
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Risk of Investing in Europe.   The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of certain EU countries, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Risk of Investing in North America.  The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund invests.
Risk of Investing in the United States.  Issuers located in the United States constitute a majority of the Fund's holdings, and the United States is also a significant, and in some cases the most significant, trading partner of or foreign investor in certain emerging markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these countries.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
Risk of Investing in the Utilities Sector.  Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.
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Proxy Voting Policy
The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.
BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund's economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:
•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BFA voted proxies relating to the Fund's portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of
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information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.
Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.
Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of BFA and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.
Portfolio holdings information made available in connection with the creation /redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.
The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.
The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Underlying Index is provided below.
Barclays 2016 Maturity High Quality Corporate Index
Number of Components: approximately 277
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Index Description. The Fund is a term fund that will terminate on or about March 31, 2016, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2015 and before April 1, 2016, and excludes financial issuers. Components primarily include industrials companies and utilities companies. The components of the Underlying Index, and the degree to which the components represent certain industries, may change over time.
The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The Fund’s investment in non-U.S. corporate issuers initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A with registration rights. In addition, only securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch will be included in the Underlying Index. The lowest rating from Moody’s, Standard & Poor’s Ratings Services or Fitch is used to determine eligibility. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies are excluded from the Underlying Index.
The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of financial issuers, stripped of securities maturing outside of the maturity range as defined above, and divided into two subsets by rating. One subset contains Aaa - A3 rated bonds, and the other contains Baa1 - Baa3 rated bonds. Securities are then market-cap weighted within each subset, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the subset. The two subsets are then combined in a proportion required to achieve an initial weighted average rating of approximately A2. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2016. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade by any of the three ratings agencies. Additionally, during this period existing bond weights will be allowed to float based on changes in market value and the average weighted rating previously described will not apply. If bond ratings change during this time, weights will not be adjusted, which means that the average credit quality may change over time as bond ratings change and securities are added to and removed from the Underlying Index. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such issues reach maturity.
When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, causing the Fund to incur the fees and expenses of these funds. By March 31, 2016, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.
The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index.
Investment Restrictions
The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
Under these fundamental investment restrictions, the Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
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3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund’s Fundamental Investment Restrictions
The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than
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10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:
a.	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
b.	Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.
Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.
In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:
•	The frequency of trades and quotes for the security;
•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
•	Dealer undertakings to make a market in the security; and
•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
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The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 284 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
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Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (55)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
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Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).
George G.C. Parker (73)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Cecilia H. Herbert (63)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Ira P. Shapiro (49)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock's key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed-Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and
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President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock's iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock's iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.
Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust's Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.'s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.'s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust's Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.
George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust's Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.'s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.'s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust's Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker's teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an
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AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee, Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.
Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
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Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they
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comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.
The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.
The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two time during the fiscal year ended October 31, 2012.
The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three time during the fiscal year ended October 31, 2012.
As the Chairman of the Board, Robert H. Silver may participate in each Committee's meetings.
The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Michael Latham	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 Growth ETF	Over $100,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares U.S. Preferred Stock ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000

George G.C. Parker	iShares Core S&P 500 ETF	Over $100,000	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares Select Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares California AMT-Free Muni Bond ETF	Over $100,000

John E. Martinez	iShares TIPS Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000

Cecilia H. Herbert	iShares Core MSCI Total International Stock ETF	$10,001-$50,000	Over $100,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares China Large-Cap ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000
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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Charles A. Hurty	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000
	iShares China Large-Cap ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees.  Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board's policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid
27

annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.
Name of Trustee	iSharesBond 2016 Corporate ex-Financials Term ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Independent Trustees:

Robert H. Silver	$0	Not Applicable	Not Applicable	$250,000
George G.C. Parker	0	Not Applicable	Not Applicable	300,000
John E. Kerrigan	0	Not Applicable	Not Applicable	276,765
Charles A. Hurty	0	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	261,765
John E. Martinez	0	Not Applicable	Not Applicable	261,765
Madhav V. Rajan	0	Not Applicable	Not Applicable	187,500

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$ 0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc. and the Board of Trustees of iShares U.S. ETF Trust.
Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it has not commenced operations as of the date of this SAI.
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities
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could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
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In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund's creditworthiness.
Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in
30

servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.
It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of
31

securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.
BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund's Board. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the
32

Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.
The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.
Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may
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terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid.
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days' notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or its affiliates from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.
BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.
If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.
BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, these analysis to shareholders of the Fund who are not separately clients of BlackRock Solutions.
Portfolio Managers.  As of October 31, 2012, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	54	$136,000,000,000
Other Pooled Investment Vehicles	14	$ 23,800,000,000
Other Accounts	9	$ 8,800,000,000
Accounts with Incentive-Based Fee Arrangements	1	$ 530,000,000

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Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	55	$138,000,000,000
Other Pooled Investment Vehicles	5	$ 3,400,000,000
Other Accounts	7	$ 9,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$ 1,500,000,000
Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio's or account's gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2012:
James Mauro
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	1	$530,000,000

Scott Radell
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	1	$900,000,000
Other Accounts	1	$600,000,000
The discussion below describes the Portfolio Managers' compensation as of October 31, 2012.
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Portfolio Manager Compensation Overview
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, Inc. and the individual's performance and contribution to the overall performance of these portfolios and BlackRock, Inc.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.'s ability to sustain and improve its performance over future periods.
Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.
Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. All of the eligible portfolio managers have participated in the deferred compensation program.
Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.
As of January 14, 2013, the Portfolio Managers did not beneficially own any shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it
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to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
Distributor.  The Distributor's principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop
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new products that feature iShares or otherwise promote the Funds and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.
Brokerage Transactions
BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less
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liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.
Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.
Additional Information Concerning the Trust
Shares. The Trust currently consists of more than 220 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the fund with no par value. The Board may designate additional iShares funds.
Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the Fund shall hold a separate vote, provided that shareholders of all affected Funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
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Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the Fund and beneficial owners of 10% of the shares of the Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.
Termination of the Trust or the Fund.  The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
By March 31, 2016, the Fund's holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund's termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on or about the date above, as approved by a majority of the Board without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in
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amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Creation and Redemption of Creation Units
General. The Trust issues and sells shares of the Fund  only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of January 14, 2013:
Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$5,000,000
The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.
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BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.
Cash Purchase Method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.
Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund
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generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.
Purchase Orders.  To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
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Acceptance of Orders for Creation Units.  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).
To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund's then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and
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expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$150	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.
Cash Redemption Method.  Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below).
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Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$150	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor's shares through DTC's facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
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To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.
Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Taxation on Creations and Redemptions of Creation Units.  An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.
The  securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local   securities delivery practices, could affect the information set forth herein at some time in the future.
In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
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2013
The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.
2014
The United States
January 1	April 18	September 1
January 20	May 26	November 27
February 17	July 4	December 25

*	The U.S. bond market has recommended early close.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualification.  The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized
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short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% for non-corporate shareholders with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above these amounts that is long-term capital gain and 0% at certain income levels. In addition, the top marginal ordinary income tax rate is 39.6% for income in excess of the above thresholds.
49

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the
50

same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Back-Up Withholding.  In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
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Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments. Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund. If the Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.
Original Issue Discount.  Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.
Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying
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that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.
For taxable years beginning before January 1, 2014, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.
A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
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Financial Statements
Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.
Miscellaneous Information
Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
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Appendix A
DESCRIPTION OF FIXED-INCOME RATINGS
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the credit worthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
A-1

Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor's Ratings Services
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
A-2

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Services does not rate a particular obligation as a matter of policy.
Short-Term Obligations
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's Ratings Services. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
A-3

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-IBCB-0713
A-4

iShares® Trust

Statement of Additional Information

Dated June 17, 2013

(as revised July 1, 2013)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):

Fund	Ticker	Stock Exchange
iSharesBondTM 2016 Corporate Term ETF (the “Fund”)	IBDA	NYSE Arca

The Fund invests its assets in individual securities and in other iShares funds that, in turn, invest in bonds and/or short-term instruments based on an index (each, an “Underlying Fund” and collectively, the “Underlying Funds”). BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly owned subsidiary of BlackRock, Inc., serves as investment adviser to the Fund and also serves as investment adviser to each of the Underlying Funds.

The Prospectus for the Fund is dated June 17, 2013, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund’s Prospectus is incorporated by reference to this SAI.

iShares® is a registered trademark of BFA or its affiliates.

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General Description of the Trust and the Fund

The Trust currently consists of more than 230 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to seek to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2015 and before April 1, 2016. The Fund invests in a combination of individual securities and one or more Underlying Funds, and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. BFA is an indirect wholly owned subsidiary of BlackRock, Inc. The Fund is a term fund that will terminate on or about March 31, 2016, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in a specified benchmark index (the “Underlying Index”)(the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations (as described below) the Fund’s assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2016, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.

Bonds. The Fund, either directly or through its investments in one or more Underlying Funds, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case an investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income

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than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund or an Underlying Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing. The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.

The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Corporate Bonds. Both the Fund and the Underlying Funds invest a substantial portion of their assets in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Illiquid Securities. The Fund and certain Underlying Funds each may invest up to 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance.

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Investments in Underlying Funds and other Investment Companies. To implement its asset allocation strategy, the Fund may invest some or all of its assets in one or more Underlying Funds. Each Underlying Fund generally invests directly in portfolio securities. The Fund may also invest in other investment companies, including ETFs that are not iShares ETFs, to the extent permitted by law.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. The Fund and certain of the Underlying Funds may invest in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.

Privately-Issued Securities. The Fund or an Underlying Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, Standard & Poor’s Ratings Services, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor’s Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

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Subsequent to purchase by the Fund or an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody’s, Standard & Poor’s Ratings Services and Fitch.

Regulation Regarding Derivatives. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund or an Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund or an Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund or Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund or an Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.
Repurchase agreements pose certain risks for the Fund or an Underlying Fund, should it decide to utilize them. Such risks are not unique to the Fund or Underlying Funds, but are inherent in repurchase agreements. The Fund or Underlying Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund or an Underlying Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund or Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund or an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Securities of Investment Companies. The Fund and each Underlying Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s or an Underlying Fund’s investment in investment companies is limited to, subject to certain

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exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s or Underlying Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s or Underlying Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund and each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund or Underlying Fund.

An Underlying Fund may purchase shares of ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. (“Moody’s”), “F-1” by Fitch Inc. (“Fitch”), or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s Ratings Services”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S.-Registered Securities of Non-U.S. Issuers. The Fund or an Underlying Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund or an Underlying Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Future Developments. The board of each Underlying Fund may, in the future, authorize each Underlying Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Underlying Fund’s investment objective and do not violate any of its investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.

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Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, which may result in the Fund or an Underlying Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, index providers, fund accountants and transfer agents) and the issuers of securities in which the Fund invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invest.

Risk of Investing in Non-U.S. Debt Securities. The Fund and certain of the Underlying Funds may invest in non-U.S. debt securities. An investment in the Fund or these Underlying Funds involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Fund or Underlying Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in the Fund or an Underlying Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly-available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund or Underlying Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Risk of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively

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impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Recently these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risk of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the relevant Underlying Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund or an Underlying Fund has exposure.

Risk of Investing in Central and South America. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.

Risk of Investing in Emerging Markets. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding

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the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s or an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s or an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Fund or an Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s or an Underlying Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a

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temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risk of Investing in Europe. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Risk of Investing in North America. The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund or certain of the Underlying Funds invest.

Risk of Investing in the United States. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain emerging markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these countries.

Risk of Investing in the Financial Sector. Companies in the financial sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct

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governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund or an Underlying Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.

The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business.

Risk of Investing in the Industrials Sector. The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Risk of Investing in the Utilities Sector. Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund’s economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised

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issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Fund’s portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of BFA and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions

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related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and the terms of the Fund’s current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

Barclays 2016 Maturity Corporate Index

Number of Components: approximately 500

Index Description. The Fund is a term fund that will terminate on or about March 31, 2016, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after March 31, 2015 and before April 1, 2016.

The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the 1933 Act, with registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, as defined as Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.

The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2016. During this final

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one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.

When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, either directly, or through its holdings of the Underlying Funds, causing the Fund to incur the fees and expenses of these funds. By March 31, 2016, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.

Investment Restrictions

The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Under these fundamental investment restrictions, the Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Fund’s Fundamental Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the

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industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Under its non-fundamental investment restrictions, which may be changed by the board without shareholder approval, the Fund may not make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or

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purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.

Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

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Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 297 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).

Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003- 2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of FirstREX, Inc. (previously named EquityRock, Inc.) (since 2005).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009 ).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005- 2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a

Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director and President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of

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experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock’s iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock’s iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust’s Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.’s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.’s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust’s Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.

George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust’s Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.’s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.’s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust’s Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.

John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.

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Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee of the Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director and Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.

Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.

Board—Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The

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Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.

The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other

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positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.

The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust’s advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust’s advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.

The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust’s securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust’s securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust’s Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust’s agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.

The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two time during the fiscal year ended October 31, 2012.

The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three time during the fiscal year ended October 31, 2012.

As the Chairman of the Board, Robert H. Silver may participate in each Committee’s meetings.

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The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Michael Latham	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000

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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Trustees. Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

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For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).

The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.

		Pension or Retirement Benefits Accrued As	Estimated Annual	Total Compensation
	iSharesBond 2016	Part of Trust	Benefits Upon	From the Fund
Name of Trustee	Corporate Term ETF	Expenses[1]	Retirement[1]	and Fund Complex[2]
Independent Trustees:

Robert H. Silver	$0	Not Applicable	Not Applicable	$289,835
George G.C. Parker	0	Not Applicable	Not Applicable	260,165
John E. Kerrigan	0	Not Applicable	Not Applicable	265,510
Charles A. Hurty	0	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	273,010
John E. Martinez	0	Not Applicable	Not Applicable	261,760
Madhav V. Rajan	0	Not Applicable	Not Applicable	250,000

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund, as it has not commenced operations as of the date of this SAI.

Potential Conflicts of Interest. The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.

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BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not

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anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other

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appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund,

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BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser.

Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

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BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund,

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manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund’s investment in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund’s termination only upon written agreement of the Trust and BFA.

The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or its affiliates from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s or an Underlying Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, these analysis to shareholders of the Fund or an Underlying Fund who are not separately clients of BlackRock Solutions.

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Portfolio Managers. As of April 30, 2013, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

James Mauro

Types of Accounts	Number	Total Assets
Registered Investment Companies	58	$135,600,000,000
Other Pooled Investment Vehicles	14	$16,000,000,000
Other Accounts	9	$14,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$1,600,000,000

Scott Radell

Types of Accounts	Number	Total Assets
Registered Investment Companies	59	$138,700,000,000
Other Pooled Investment Vehicles	5	$3,400,000,000
Other Accounts	6	$4,100,000,000
Accounts with Incentive-Based Fee Arrangements	2	$1,800,000,000

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio’s or account’s gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2013:

James Mauro
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	$1,600,000,000

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Scott Radell
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	1	$1,200,000,000
Other Accounts	1	$600,000,000

The discussion below describes the Portfolio Managers’ compensation as of April 30, 2013.

Portfolio Manager Compensation Overview

BlackRock, Inc.’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, Inc. and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock, Inc.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

Long-Term Incentive Plan Awards—From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.

As of June 17, 2013, the Portfolio Managers did not beneficially own any shares of the Fund.

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Codes of Ethics. The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Distributor. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.

BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Payments by BFA and its Affiliates. BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although

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a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year.

Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.

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Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of more than 230 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the

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1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

By March 31, 2016, the Fund’s holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund’s termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on or about the date above, as approved by a majority of the Board, without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

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Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of May 31, 2013:

Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$5,000,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for

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any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.

BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.

Cash Purchase Method. Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As

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a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund’s deadline specified above for the submission of purchase orders is

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referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to

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the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$150	3.0%

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.

Cash Redemption Method. Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and

44

expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$150	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation

45

Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creations and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

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In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2013

The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.

2014

The United States
January 1	April 18	September 1	December 25
January 20	May 23*	November 27	December 31*
February 17	May 26	November 28*
April 17*	July 4	December 24*

*	The U.S. bond market has recommended early close.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Regulated Investment Company Qualification. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized

47

short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of

48

which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.

Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If your Fund shares are loaned pursuant to securities lending agreements, you may lose the ability to report any distributions from the Fund as long-term capital gain.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the

49

disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue

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discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Non-U.S. Investments. Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Underlying Funds, if invested in non-U.S. securities, may be subject to non-U.S. income taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund itself will be eligible to elect to pass-through such amounts to its stockholders and may do so, depending upon circumstances.

If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund. If the Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Original Issue Discount. Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term

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capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

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Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

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Appendix A

DESCRIPTION OF FIXED-INCOME RATINGS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Moody’s Ratings

Long-Term Obligations

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

A-1

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Long-Term Obligations

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or

A-2

similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s Ratings Services does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-3

A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. B ratings indicate that material credit risk is present.

CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

The subscript ’emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

IS-SAI-IBDA-0713

A-4

iShares® Trust

Statement of Additional Information

Dated June 17, 2013

(as revised July 1, 2013)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):

Fund	Ticker	Stock Exchange
iSharesBondTM 2018 Corporate Term ETF (the “Fund”)	IBDB	NYSE Arca

The Fund invests its assets in individual securities and in other iShares funds that, in turn, invest in bonds and/or short-term instruments based on an index (each, an “Underlying Fund” and collectively, the “Underlying Funds”). BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly owned subsidiary of BlackRock, Inc., serves as investment adviser to the Fund and also serves as investment adviser to each of the Underlying Funds.

The Prospectus for the Fund is dated June 17, 2013, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund’s Prospectus is incorporated by reference to this SAI.

iShares® is a registered trademark of BFA or its affiliates.

i

ii

iii

General Description of the Trust and the Fund

The Trust currently consists of more than 230 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to seek to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2017 and before April 1, 2018. The Fund invests in a combination of individual securities and one or more Underlying Funds, and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. BFA is an indirect wholly owned subsidiary of BlackRock, Inc. The Fund is a term fund that will terminate on or about March 31, 2018, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in a specified benchmark index (the “Underlying Index”)(the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations (as described below) the Fund’s assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2018, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.

Bonds. The Fund, either directly or through its investments in one or more Underlying Funds, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case an investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the

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investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund or an Underlying Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing. The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.

The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Corporate Bonds. Both the Fund and the Underlying Funds invest a substantial portion of their assets in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Illiquid Securities. The Fund and certain Underlying Funds each may invest up to 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance.

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Investments in Underlying Funds and other Investment Companies. To implement its asset allocation strategy, the Fund may invest some or all of its assets in one or more Underlying Funds. Each Underlying Fund generally invests directly in portfolio securities. The Fund may also invest in other investment companies, including ETFs that are not iShares ETFs, to the extent permitted by law.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. The Fund and certain of the Underlying Funds may invest in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.

Privately-Issued Securities. The Fund or an Underlying Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, Standard & Poor’s Ratings Services, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor’s Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

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Subsequent to purchase by the Fund or an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody’s, Standard & Poor’s Ratings Services and Fitch.

Regulation Regarding Derivatives. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund or an Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund or an Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund or Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund or an Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.

Repurchase agreements pose certain risks for the Fund or an Underlying Fund, should it decide to utilize them. Such risks are not unique to the Fund or Underlying Funds, but are inherent in repurchase agreements. The Fund or Underlying Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund or an Underlying Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund or Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund or an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Securities of Investment Companies. The Fund and each Underlying Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s or an Underlying Fund’s investment in investment companies is limited to, subject to certain

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exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s or Underlying Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s or Underlying Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund and each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund or Underlying Fund.

An Underlying Fund may purchase shares of ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. (“Moody’s”), “F-1” by Fitch Inc. (“Fitch”), or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s Ratings Services”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S.-Registered Securities of Non-U.S. Issuers. The Fund or an Underlying Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund or an Underlying Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Future Developments. The board of each Underlying Fund may, in the future, authorize each Underlying Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Underlying Fund’s investment objective and do not violate any of its investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.

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Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, which may result in the Fund or an Underlying Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, index providers, fund accountants and transfer agents) and the issuers of securities in which the Fund invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invest.

Risk of Investing in Non-U.S. Debt Securities. The Fund and certain of the Underlying Funds may invest in non-U.S. debt securities. An investment in the Fund or these Underlying Funds involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Fund or Underlying Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in the Fund or an Underlying Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly-available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund or Underlying Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Risk of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively

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impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Recently these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risk of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the relevant Underlying Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund or an Underlying Fund has exposure.

Risk of Investing in Central and South America. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.

Risk of Investing in Emerging Markets. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding

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the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s or an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s or an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Fund or an Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s or an Underlying Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a

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temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risk of Investing in Europe. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Risk of Investing in North America. The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund or certain of the Underlying Funds invest.

Risk of Investing in the United States. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain emerging markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these countries.

Risk of Investing in the Financial Sector. Companies in the financial sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct

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governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund or an Underlying Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.

The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business.

Risk of Investing in the Industrials Sector. The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Risk of Investing in the Utilities Sector. Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund’s economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific

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matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Fund’s portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of BFA and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and the terms of the Fund’s

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current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

Barclays 2018 Maturity Corporate Index

Number of Components: approximately 475

Index Description. The Fund is a term fund that will terminate on or about March 31, 2018, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after March 31, 2017 and before April 1, 2018.

The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the 1933 Act, with registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, as defined as Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.

The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2018. During this final

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one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.

When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, either directly, or through its holdings of the Underlying Funds, causing the Fund to incur the fees and expenses of these funds. By March 31, 2018, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.

Investment Restrictions

The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Under these fundamental investment restrictions, the Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Fund’s Fundamental Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the

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industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Under its non-fundamental investment restrictions, which may be changed by the board without shareholder approval, the Fund may not make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or

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purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.

Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

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Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 297 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).

Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of FirstREX, Inc. (previously named EquityRock, Inc.) (since 2005).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968- 2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director and President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock’s iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock’s iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust’s Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.’s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.’s Board since 2012, a Trustee of

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iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust’s Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.

George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust’s Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.’s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.’s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust’s Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.

John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.

Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee of the Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009

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of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director and Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.

Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.

Board—Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the

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Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.

The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.

The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust’s advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust’s advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with

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BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.

The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust’s securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust’s securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust’s Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust’s agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.

The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two time during the fiscal year ended October 31, 2012.

The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three time during the fiscal year ended October 31, 2012.

As the Chairman of the Board, Robert H. Silver may participate in each Committee’s meetings.

The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Michael Latham	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares International Treasury Bond ETF	$10,001-$50,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$50,001-$100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	$10,001-$50,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$10,001-$50,000
	iShares Russell Mid-Cap Value ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares U.S. Broker-Dealers ETF	$1-$10,000
	iShares U.S. Financial Services ETF	$1-$10,000
	iShares U.S. Regional Banks ETF	Over $100,000
	iShares U.S. Preferred Stock ETF	$1-$10,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Core Total U.S. Bond Market ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
iShares iBoxx $ High Yield Corporate Bond ETF
	iShares International Select Dividend ETF	Over $100,000

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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$1-$10,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000
$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$1-$10,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$10,001-$50,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000
	iShares U.S. Technology ETF	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Trustees. Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).

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The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.

Name of Trustee	iSharesBond 2018 Corporate Term ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Independent Trustees:

Robert H. Silver	$0	Not Applicable	Not Applicable	$289,835
George G.C. Parker	0	Not Applicable	Not Applicable	260,165
John E. Kerrigan	0	Not Applicable	Not Applicable	265,510
Charles A. Hurty	0	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	273,010
John E. Martinez	0	Not Applicable	Not Applicable	261,760
Madhav V. Rajan	0	Not Applicable	Not Applicable	250,000

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund, as it has not commenced operations as of the date of this SAI.

Potential Conflicts of Interest. The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size

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or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the

28

Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

29

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to

30

BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser.

Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or

31

limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

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For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund’s investment in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund’s termination only upon written agreement of the Trust and BFA.

The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or its affiliates from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s or an Underlying Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, these analysis to shareholders of the Fund or an Underlying Fund who are not separately clients of BlackRock Solutions.

Portfolio Managers. As of April 30, 2013, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	58	$135,600,000,000
Other Pooled Investment Vehicles	14	$16,000,000,000
Other Accounts	9	$14,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$1,600,000,000

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	59	$138,700,000,000
Other Pooled Investment Vehicles	5	$3,400,000,000
Other Accounts	6	$4,100,000,000
Accounts with Incentive-Based Fee Arrangements	2	$1,800,000,000

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Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio’s or account’s gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2013:

James Mauro
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	$1,600,000,000

Scott Radell
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	1	$1,200,000,000
Other Accounts	1	$600,000,000

The discussion below describes the Portfolio Managers’ compensation as of April 30, 2013.

Portfolio Manager Compensation Overview

BlackRock, Inc.’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

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Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, Inc. and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock, Inc.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

Long-Term Incentive Plan Awards—From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.

As of June 17, 2013, the Portfolio Managers did not beneficially own any shares of the Fund.

Codes of Ethics. The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule

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(the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Distributor. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.

BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Payments by BFA and its Affiliates. BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the

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Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

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The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of more than 230 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

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Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

By March 31, 2018, the Fund’s holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund’s termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on or about the date above, as approved by a majority of the Board, without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning

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through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of May 31, 2013:

Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$5,000,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.

BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

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The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.

Cash Purchase Method. Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled.

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Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund

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Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$150	3.0%

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a

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Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.

Cash Redemption Method. Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$150	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be

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made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.

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The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creations and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2013

The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.

2014

The United States
January 1	April 18	September 1	December 25
January 20	May 23*	November 27	December 31*
February 17	May 26	November 28*
April 17*	July 4	December 24*

*	The U.S. bond market has recommended early close.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

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Regulated Investment Company Qualification. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net

47

income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.

Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution

48

may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If your Fund shares are loaned pursuant to securities lending agreements, you may lose the ability to report any distributions from the Fund as long-term capital gain.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

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Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Non-U.S. Investments. Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities

50

denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Underlying Funds, if invested in non-U.S. securities, may be subject to non-U.S. income taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund itself will be eligible to elect to pass-through such amounts to its stockholders and may do so, depending upon circumstances.

If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund. If the Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Original Issue Discount. Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

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In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr  & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

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Appendix A

DESCRIPTION OF FIXED-INCOME RATINGS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Moody’s Ratings

Long-Term Obligations

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

A-1

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Long-Term Obligations

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated

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debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s Ratings Services does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. B ratings indicate that material credit risk is present.

CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

The subscript ’emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

IS-SAI-IBDB-0713

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iShares® Trust

Statement of Additional Information

Dated June 17, 2013 (as revised July 1, 2013)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):

Fund	Ticker	Stock Exchange
iSharesBondTM 2020 Corporate Term ETF (the “Fund”)	IBDC	NYSE Arca

The Fund invests its assets in individual securities and in other iShares funds that, in turn, invest in bonds and/or short-term instruments based on an index (each, an “Underlying Fund” and collectively, the “Underlying Funds”). BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly owned subsidiary of BlackRock, Inc., serves as investment adviser to the Fund and also serves as investment adviser to each of the Underlying Funds.

The Prospectus for the Fund is dated June 17, 2013, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund’s Prospectus is incorporated by reference to this SAI.

iShares® is a registered trademark of BFA or its affiliates.

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General Description of the Trust and the Fund

The Trust currently consists of more than 230 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to seek to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020. The Fund invests in a combination of individual securities and one or more Underlying Funds, and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. BFA is an indirect wholly owned subsidiary of BlackRock, Inc. The Fund is a term fund that will terminate on or about March 31, 2020, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in a specified benchmark index (the “Underlying Index”)(the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations (as described below) the Fund’s assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2020, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.

Bonds. The Fund, either directly or through its investments in one or more Underlying Funds, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case an investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income

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than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund or an Underlying Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing. The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.

The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Corporate Bonds. Both the Fund and the Underlying Funds invest a substantial portion of their assets in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Illiquid Securities. The Fund and certain Underlying Funds each may invest up to 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance.

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Investments in Underlying Funds and other Investment Companies. To implement its asset allocation strategy, the Fund may invest some or all of its assets in one or more Underlying Funds. Each Underlying Fund generally invests directly in portfolio securities. The Fund may also invest in other investment companies, including ETFs that are not iShares ETFs, to the extent permitted by law.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. The Fund and certain of the Underlying Funds may invest in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.

Privately-Issued Securities. The Fund or an Underlying Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, Standard & Poor’s Ratings Services, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor’s Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

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Subsequent to purchase by the Fund or an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody’s, Standard & Poor’s Ratings Services and Fitch.

Regulation Regarding Derivatives. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund or an Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund or an Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund or Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund or an Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.

Repurchase agreements pose certain risks for the Fund or an Underlying Fund, should it decide to utilize them. Such risks are not unique to the Fund or Underlying Funds, but are inherent in repurchase agreements. The Fund or Underlying Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund or an Underlying Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund or Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund or an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Securities of Investment Companies. The Fund and each Underlying Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s or an Underlying Fund’s investment in investment companies is limited to, subject to certain

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exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s or Underlying Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s or Underlying Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund and each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund or Underlying Fund.

An Underlying Fund may purchase shares of ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. (“Moody’s”), “F-1” by Fitch Inc. (“Fitch”), or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s Ratings Services”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S.-Registered Securities of Non-U.S. Issuers. The Fund or an Underlying Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund or an Underlying Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Future Developments. The board of each Underlying Fund may, in the future, authorize each Underlying Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Underlying Fund’s investment objective and do not violate any of its investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.

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Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, which may result in the Fund or an Underlying Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, index providers, fund accountants and transfer agents) and the issuers of securities in which the Fund invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invest.

Risk of Investing in Non-U.S. Debt Securities. The Fund and certain of the Underlying Funds may invest in non-U.S. debt securities. An investment in the Fund or these Underlying Funds involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Fund or Underlying Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in the Fund or an Underlying Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly-available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund or Underlying Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Risk of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and

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securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Recently these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risk of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the relevant Underlying Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund or an Underlying Fund has exposure.

Risk of Investing in Central and South America. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.

Risk of Investing in Emerging Markets. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar payments imposed by local governments may attempt to make

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dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s or an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s or an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Fund or an Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s or an Underlying Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge

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budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risk of Investing in Europe. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Risk of Investing in North America. The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund or certain of the Underlying Funds invest.

Risk of Investing in the United States. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain emerging markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these countries.

Risk of Investing in the Financial Sector. Companies in the financial sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.

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Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund or an Underlying Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.

The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business.

Risk of Investing in the Industrials Sector. The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Risk of Investing in the Utilities Sector. Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund’s economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for

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securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Fund’s portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

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Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of BFA and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and the terms of the Fund’s current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

Barclays 2020 Maturity Corporate Index

Number of Components: approximately 275

Index Description. The Fund is a term fund that will terminate on or about March 31, 2020, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after March 31, 2019 and before April 1, 2020.

The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the 1933 Act, with registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, as defined as Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.

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The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2020. During this final one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.

When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, either directly, or through its holdings of the Underlying Funds, causing the Fund to incur the fees and expenses of these funds. By March 31, 2020, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.

Investment Restrictions

The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Under these fundamental investment restrictions, the Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Fund’s Fundamental Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The

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policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Under its non-fundamental investment restrictions, which may be changed by the board without shareholder approval, the Fund may not make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain

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securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.

Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are

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reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 297 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).

Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010- 2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of FirstREX, Inc. (previously named EquityRock, Inc.) (since 2005).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005- 2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director and President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in

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September 2011, he was the global head of BlackRock’s iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock’s iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust’s Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.’s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.’s Board since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust’s Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.

George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust’s Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.’s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.’s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust’s Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.

John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.

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Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee of the Archdiocese of San Francisco since 1992, which she chaired from 1994 to 2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director and Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.

Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.

Board—Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The

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Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.

The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other

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positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.

The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust’s advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust’s advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.

The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust’s securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust’s securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust’s Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust’s agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.

The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two time during the fiscal year ended October 31, 2012.

The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three time during the fiscal year ended October 31, 2012.

As the Chairman of the Board, Robert H. Silver may participate in each Committee’s meetings.

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The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Michael Latham	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000

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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Trustees. Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

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For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).

The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.

Name of Trustee	iSharesBond 2020 Corporate Term ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Independent Trustees:

Robert H. Silver	$0	Not Applicable	Not Applicable	$289,835
George G.C. Parker	0	Not Applicable	Not Applicable	260,165
John E. Kerrigan	0	Not Applicable	Not Applicable	265,510
Charles A. Hurty	0	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	273,010
John E. Martinez	0	Not Applicable	Not Applicable	261,760
Madhav V. Rajan	0	Not Applicable	Not Applicable	250,000

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund, as it has not commenced operations as of the date of this SAI.

Potential Conflicts of Interest. The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.

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BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not

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anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other

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appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests

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of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser.

Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

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BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund,

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manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund’s investment in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund’s termination only upon written agreement of the Trust and BFA.

The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or its affiliates from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s or an Underlying Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, these analysis to shareholders of the Fund or an Underlying Fund who are not separately clients of BlackRock Solutions.

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Portfolio Managers. As of April 30, 2013, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

James Mauro

Types of Accounts	Number	Total Assets
Registered Investment Companies	58	$135,600,000,000
Other Pooled Investment Vehicles	14	$16,000,000,000
Other Accounts	9	$14,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$1,600,000,000

Scott Radell

Types of Accounts	Number	Total Assets
Registered Investment Companies	59	$138,700,000,000
Other Pooled Investment Vehicles	5	$3,400,000,000
Other Accounts	6	$4,100,000,000
Accounts with Incentive-Based Fee Arrangements	2	$1,800,000,000

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio’s or account’s gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2013:

James Mauro
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	$1,600,000,000

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Scott Radell
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	1	$1,200,000,000
Other Accounts	1	$600,000,000

The discussion below describes the Portfolio Managers’ compensation as of April 30, 2013.

Portfolio Manager Compensation Overview

BlackRock, Inc.’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, Inc. and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock, Inc.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

Long-Term Incentive Plan Awards—From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.

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As of June 17, 2013, the Portfolio Managers did not beneficially own any shares of the Fund.

Codes of Ethics. The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Distributor. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.

BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

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Payments by BFA and its Affiliates. BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.

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Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of more than 230 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940

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Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

By March 31, 2020, the Fund’s holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund’s termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on or about the date above, as approved by a majority of the Board, without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

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Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of May 31, 2013:

Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$5,000,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

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The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.

BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.

Cash Purchase Method. Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that

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their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or

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market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof ) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

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Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$150	3.0%

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.

Cash Redemption Method. Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the

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Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$150	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

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A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creations and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

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In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2013

The United States
January 1	May 24*	October 14	December 24*
January 21	May 27	November 11	December 25
February 18	July 4	November 28	December 31*
March 29*	September 2	November 29*

*	The U.S. bond market has recommended early close.

2014

The United States
January 1	April 18	September 1	December 25
January 20	May 23*	November 27	December 31*
February 17	May 26	November 28*
April 17*	July 4	December 24*

*	The U.S. bond market has recommended early close.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Regulated Investment Company Qualification. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement.

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To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

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If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.

Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If your Fund shares are loaned pursuant to securities lending agreements, you may lose the ability to report any distributions from the Fund as long-term capital gain.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales

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charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue

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discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Non-U.S. Investments. Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Underlying Funds, if invested in non-U.S. securities, may be subject to non-U.S. income taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund itself will be eligible to elect to pass-through such amounts to its stockholders and may do so, depending upon circumstances.

If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund. If the Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Original Issue Discount. Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term

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capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

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Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

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Appendix A

DESCRIPTION OF FIXED-INCOME RATINGS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Moody’s Ratings

Long-Term Obligations

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

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3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Long-Term Obligations

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s Ratings Services does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-3

A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. B ratings indicate that material credit risk is present.

CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

The subscript ’emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

IS-SAI-IBDC-0713

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iShares® Trust

Statement of Additional Information

Dated June 17, 2013

(as revised July 1, 2013)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following fund of iShares Trust (the “Trust”):

Fund	Ticker	Stock Exchange
iSharesBondTM 2023 Corporate Term ETF (the “Fund”)	IBDD	NYSE Arca

The Fund invests its assets in individual securities and in other iShares funds that, in turn, invest in bonds and/or short-term instruments based on an index (each, an “Underlying Fund” and collectively, the “Underlying Funds”). BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly owned subsidiary of BlackRock, Inc., serves as investment adviser to the Fund and also serves as investment adviser to each of the Underlying Funds.

The Prospectus for the Fund is dated June 17, 2013, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund’s Prospectus is incorporated by reference to this SAI.

iShares® is a registered trademark of BFA or its affiliates.

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General Description of the Trust and the Fund

The Trust currently consists of more than 230 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.

The investment objective of the Fund is to seek to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023. The Fund invests in a combination of individual securities and one or more Underlying Funds, and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. BFA is an indirect wholly owned subsidiary of BlackRock, Inc. The Fund is a term fund that will terminate on or about March 31, 2023, at which time it will distribute its remaining net assets to shareholders pursuant to a plan of liquidation. The Fund does not seek to return any predetermined amount at maturity or in periodic distributions.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in a specified benchmark index (the “Underlying Index”) (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other charges associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other charges associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

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In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.

The Fund generally invests at least 80% of its assets in the securities of its Underlying Index, except during the last months of the Fund’s operations (as described below) the Fund’s assets will consist of cash and cash equivalents. The Fund may invest the remainder of its assets in cash and cash equivalents (including money market funds affiliated with BFA), as well as in bonds not included in the Underlying Index, but which BFA believes will help the Fund track its Underlying Index. In the last months of operation, as the bonds held by the Fund mature, the proceeds will not be reinvested by the Fund in bonds but instead will be held in cash and cash equivalents. By March 31, 2023, the Underlying Index is expected to consist almost entirely of cash earned in this manner. Around the same time, the Fund will wind up and terminate, and its net assets will be distributed to then-current shareholders.

Bonds. The Fund, either directly or through its investments in one or more Underlying Funds, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case an investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income

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than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but the value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund or an Underlying Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Borrowing. The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions.

The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Corporate Bonds. Both the Fund and the Underlying Funds invest a substantial portion of their assets in investment grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Diversification Status. The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Illiquid Securities. The Fund and certain Underlying Funds each may invest up to 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance.

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Investments in Underlying Funds and other Investment Companies. To implement its asset allocation strategy, the Fund may invest some or all of its assets in one or more Underlying Funds. Each Underlying Fund generally invests directly in portfolio securities. The Fund may also invest in other investment companies, including ETFs that are not iShares ETFs, to the extent permitted by law.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund’s total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for managing the reinvestment of the cash collateral.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. The Fund and certain of the Underlying Funds may invest in certain obligations or securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the particular country.

Privately-Issued Securities. The Fund or an Underlying Fund may invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s, Standard & Poor’s Ratings Services, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa3 or above by Moody’s or BBB- or above by Standard & Poor’s Ratings Services and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

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Subsequent to purchase by the Fund or an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by Standard & Poor’s Ratings Services or Fitch are considered below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody’s, Standard & Poor’s Ratings Services and Fitch.

Regulation Regarding Derivatives. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund or an Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund or an Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund or Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Fund or an Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term rating categories by at least one NRSRO or, if unrated, deemed by BFA to be of equivalent quality.

Repurchase agreements pose certain risks for the Fund or an Underlying Fund, should it decide to utilize them. Such risks are not unique to the Fund or Underlying Funds, but are inherent in repurchase agreements. The Fund or Underlying Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund or an Underlying Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund or Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund or an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Securities of Investment Companies. The Fund and each Underlying Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, the Fund’s or an Underlying Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s or Underlying

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Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s or Underlying Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund and each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund or Underlying Fund.

An Underlying Fund may purchase shares of ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. (“Moody’s”), “F-1” by Fitch Inc. (“Fitch”), or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s Ratings Services”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S.-Registered Securities of Non-U.S. Issuers. The Fund or an Underlying Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. corporate issuers. The Fund or an Underlying Fund may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer’s local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Future Developments. The board of each Underlying Fund may, in the future, authorize each Underlying Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Underlying Fund’s investment objective and do not violate any of its investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund’s Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.

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Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or an Underlying Fund may “call” or repay the security before its stated maturity, which may result in the Fund or an Underlying Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, index providers, fund accountants and transfer agents) and the issuers of securities in which the Fund invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and risk management systems to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invest.

Risk of Investing in Non-U.S. Debt Securities. The Fund and certain of the Underlying Funds may invest in non-U.S. debt securities. An investment in the Fund or these Underlying Funds involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Fund or Underlying Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in the Fund or an Underlying Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly-available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund or Underlying Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Risk of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions

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between the two countries present the risk of war. Recently these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risk of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the relevant Underlying Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. In 2003, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in Southeast Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund or an Underlying Fund has exposure.

Risk of Investing in Central and South America. The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for the regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of these regions.

Risk of Investing in Emerging Markets. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding

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the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s or an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s or an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Fund or an Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s or an Underlying Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a

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temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risk of Investing in Europe. The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Risk of Investing in North America. The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries has increased. To further this relationship, the three NAFTA countries entered into the Security and Prosperity Partnership of North America in March 2005, which may further affect Canada’s and Mexico’s dependency on the U.S. economy. Economic events in any one North American country can have a significant economic effect on the entire North American region, and on some or all of the North American countries in which the Fund or certain of the Underlying Funds invest.

Risk of Investing in the United States. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain emerging markets and the economies of these countries may be particularly affected by adverse changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of these countries.

Risk of Investing in the Financial Sector. Companies in the financial sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely

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affect the companies in which the Fund or an Underlying Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.

The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business.

Risk of Investing in the Industrials Sector. The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Risk of Investing in the Utilities Sector. Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BFA, the investment adviser to the Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for the Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by the Fund’s economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised

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issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	The Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Fund’s portfolio securities during the 12-month period ending June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund’s website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.

Each business day, the Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of BFA and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions

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related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and the terms of the Fund’s current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the Underlying Index is provided below.

Barclays 2023 Maturity Corporate Index

Number of Components: approximately 400

Index Description. The Fund is a term fund that will terminate on or about March 31, 2023, at which time it will distribute its remaining net assets to shareholders. The Underlying Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds scheduled to mature after March 31, 2022 and before April 1, 2023.

The Underlying Index includes U.S. dollar-denominated, investment-grade securities publicly issued by U.S. and non-U.S. corporate issuers, that have $250 million or more of outstanding face value at the time of inclusion. The non-U.S. corporate issuers included in the Underlying Index initially will consist primarily of corporate bonds issued by companies domiciled in developed countries. The Fund will invest in non-U.S. issuers to the extent necessary for it to track the Underlying Index. Each bond must be registered with the SEC, have been exempt from registration at issuance, or have been offered pursuant to Rule 144A under the 1933 Act, with registration rights. In addition, to be included in the index, securities that are rated by all three of the rating agencies below must be rated “investment grade” by at least two of the agencies, as defined as Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s Ratings Services or Fitch. When ratings from only two of these agencies are available, the lower rating is used to determine eligibility. Securities with a rating from only one of the three ratings agencies must be rated investment grade or are excluded from the Underlying Index.

The Underlying Index is constructed with the following methodology. A parent index, the Barclays U.S. Corporate Index, representing U.S. dollar-denominated, taxable, investment-grade corporate bonds, is stripped of securities maturing outside of the maturity range defined above. Securities are then market-cap weighted within the index, with a 3% cap on any one issuer, and a pro rata distribution of any excess weight across the remaining issuers in the index. The securities in the Underlying Index are updated on the last calendar day of each month until one year prior to March 31, 2023. During this final

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one year period, the Underlying Index will no longer be updated or rebalanced, except to remove securities which are downgraded below investment grade per the eligibility criteria described above. Additionally, during this period existing bond weights will be allowed to float based on changes in market value. During the final two years of the Underlying Index, bonds which are screened from the parent index due to being within one year to maturity will be added back into the Underlying Index until such bonds reach maturity.

When a bond that is included in the Underlying Index matures, its maturity value will be represented in the Underlying Index by cash throughout the remaining life of the Underlying Index. As the Fund approaches its termination date, its holdings of money market or similar funds may increase, either directly, or through its holdings of the Underlying Funds, causing the Fund to incur the fees and expenses of these funds. By March 31, 2023, the Underlying Index value will be represented almost entirely by cash as no securities will remain in the Underlying Index.

Investment Restrictions

The Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval. The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Under these fundamental investment restrictions, the Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Fund’s Fundamental Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign

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government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Under its non-fundamental investment restrictions, which may be changed by the board without shareholder approval, the Fund may not make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

In addition to the investment restrictions adopted as fundamental policies, set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to

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15% of the Fund’s net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BFA monitors the liquidity of restricted securities in the Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The Fund has adopted a non-fundamental limitation such that, under normal market conditions, any borrowings by the Fund will not exceed 10% of the Fund’s net assets.

Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

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Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 297 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2007).

Michael Latham[2] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of FirstREX, Inc. (previously named EquityRock, Inc.) (since 2005).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting company (since 2011).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968- 2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005- 2007); Credit Research Analyst, BGI (2003-2005).

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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He has also been President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director and President of iShares MSCI Russia Capped ETF, Inc. since 2010, and a Trustee and President of iShares U.S. ETF Trust since 2011. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock’s iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock’s iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

Robert H. Silver has been a Trustee of the Trust since 2007 and Chairman of the Trust’s Board since 2012. Mr. Silver has served as a Director of iShares, Inc. since 2007, Chairman of iShares, Inc.’s Board since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chairman of iShares MSCI Russia Capped ETF, Inc.’s Board since 2012, a Trustee of

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iShares U.S. ETF Trust since 2011 and Chairman of iShares U.S. ETF Trust’s Board since 2012. Mr. Silver is President and a Co-Founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.), the registered broker dealer comprising the Wealth Management USA business unit of UBS AG, including the following responsibilities: President of Paine Webber Services, Director of Retail Products and Marketing, Director of Private Client Group Branch Offices, Director of Finance and Controls for Paine Webber, Inc. and Chief Administrative Officer for Paine Webber Private Client Group. Mr. Silver also served on the Board of Directors of EPAM Systems, Inc., a provider of software engineering outsourcing services in Central and Eastern Europe, served on the Board and Executive Committee of the Depository Trust and Clearing Corporation (DTCC), chaired the National Securities Clearing Corporations’ Membership and Risk Committee and served as Governor of the Philadelphia Stock Exchange. In addition, Mr. Silver was a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chaired its Fund Development Committee from 2001 until 2011 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA and Audit Manager at KPMG LLP (formerly Peat Marwick Mitchell) from 1977 until 1983. Mr. Silver has a BS degree in business administration from the University of North Carolina.

George G.C. Parker has been a Trustee of the Trust since 2000. Mr. Parker served as Chair of the Trust’s Board from 2010 until 2012, Lead Independent Trustee of the Trust from 2006 until 2010 and Chair of the Nominating and Governance Committee of the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chair of iShares, Inc.’s Board from 2010 until 2012, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chair of the Nominating and Governance Committee of iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of iShares MSCI Russia Capped ETF, Inc.’s Board from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of iShares U.S. ETF Trust’s Board from 2011 until 2012. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance, Emeritus, at the Stanford University Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker previously served as a Director of Continental Airlines and a Director of NETGEAR, Inc. Mr. Parker holds MBA and Ph.D. degrees from the Stanford University Graduate School of Business.

John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2012. Mr. Martinez has served as a Director of iShares, Inc. since 2003, Chair of the Securities Lending Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Securities Lending Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Securities Lending Committee of iShares U.S. ETF Trust since 2012. Mr. Martinez is a Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.

Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of the Trust since 2012. Ms. Herbert has served as a Director of iShares, Inc. since 2005, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the Nominating and Governance Committee and the Equity Plus Committee of iShares U.S. ETF Trust since 2012. She is Director of the Board of the Catholic Charities CYO, one of the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Investment Committee of the Archdiocese of San Francisco since 1992, which she chaired from 1994 to

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2005. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005 and Chair of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chair of the Audit Committee of iShares, Inc. since 2006, a Director and Chair of the Audit Committee of iShares MSCI Russia Capped ETF, Inc. since 2010 and a Trustee and Chair of the Audit Committee of iShares U.S. ETF Trust since 2011. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from the University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Fixed Income Plus Committee of the Trust since 2012. Mr. Kerrigan served as Chair of the Nominating and Governance Committee of the Trust from 2010 until 2012. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chair of the Fixed Income Plus Committee of iShares, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares, Inc. from 2010 until 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2010, Chair of the Fixed Income Plus Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, Chair of the Nominating and Governance Committee of iShares MSCI Russia Capped ETF, Inc. from 2010 until 2012, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Fixed Income Plus Committee of iShares U.S. ETF Trust since 2012 and Chair of the Nominating and Governance Committee of iShares U.S. ETF Trust from 2011 until 2012. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.

Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the 15(c) Committee of the Trust since 2012. Mr. Rajan has served as a Director of iShares, Inc. since 2011, Chair of the 15(c) Committee of iShares, Inc. since 2012, a Director of iShares MSCI Russia Capped ETF, Inc. since 2011, Chair of the 15(c) Committee of iShares MSCI Russia Capped ETF, Inc. since 2012, a Trustee of iShares U.S. ETF Trust since 2011 and Chair of the 15(c) Committee of iShares U.S. ETF Trust since 2012. Mr. Rajan is the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in accounting from Carnegie Mellon University.

Board—Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established six standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c)

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Committee, a Securities Lending Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting the Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee. The Chair of the Audit Committee is Charles A. Hurty. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended October 31, 2012.

The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Charles A. Hurty, Madhav V. Rajan and John E. Kerrigan, all of whom are Independent Trustees. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2012.

The members of the 15(c) Committee are Madhav V. Rajan (Chair), Cecilia H. Herbert, Charles A. Hurty and John E. Martinez, all of whom are Independent Trustees. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust’s advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust’s advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with

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BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met four times during the fiscal year ended October 31, 2012.

The members of the Securities Lending Committee are John E. Martinez (Chair), John E. Kerrigan and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust’s securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust’s securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust’s Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust’s agreement with the lending agent. The Securities Lending Committee met two times during the fiscal year ended October 31, 2012.

The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and George G.C. Parker, all of whom are Independent Trustees. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met two time during the fiscal year ended October 31, 2012.

The members of the Fixed Income Plus Committee are John E. Kerrigan (Chair), Charles A. Hurty and Madhav V. Rajan, all of whom are Independent Trustees. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met three time during the fiscal year ended October 31, 2012.

As the Chairman of the Board, Robert H. Silver may participate in each Committee’s meetings.

The following table sets forth, as of December 31, 2012, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Michael Latham	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Micro-Cap ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Small-Cap ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI Emerging Markets ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 Value ETF	Over $100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	Over $100,000

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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert H. Silver	iShares 1-3 Year Credit Bond ETF	$10,001-$50,000	Over $100,000
	iShares 1-3 Year Treasury Bond ETF	$10,001-$50,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares High Dividend ETF	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares International Treasury Bond ETF	$1-$10,000
	iShares J.P. Morgan USD Emerging Markets Bond ETF	$1-$10,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI BRIC ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Russell 1000 Growth ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	$10,001-$50,000
	iShares Russell 2000 Growth ETF	Over $100,000
	iShares Russell 2000 Value ETF	Over $100,000
	iShares Russell 3000 ETF	Over $100,000
	iShares Russell Mid-Cap Growth ETF	$1-$10,000
	iShares Russell Mid-Cap Value ETF	$1-$10,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Broker-Dealers ETF	Over $100,000
	iShares U.S. Financial Services ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$50,001-$100,000
	iShares U.S. Preferred Stock ETF	Over $100,000

George G.C. Parker	iShares California AMT-Free Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core Total U.S. Bond Market ETF	$10,001-$50,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares S&P 100 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000

John E. Martinez	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Emerging Markets Infrastructure ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares TIPS Bond ETF	Over $100,000

Cecilia H. Herbert	iShares China Large-Cap ETF	Over $100,000	Over $100,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000

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Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Emerging Markets ETF	$1-$10,000
	iShares MSCI Japan ETF	$1-$10,000
	iShares National AMT-Free Muni Bond ETF	$10,001-$50,000
	iShares U.S. Preferred Stock ETF	$10,001-$50,000

Charles A. Hurty	iShares China Large-Cap ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Global Energy ETF	$10,001-$50,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares High Dividend ETF	$10,001-$50,000
	iShares MSCI EAFE ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares North American Tech-Multimedia Networking ETF	$1-$10,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$1-$10,000
	iShares U.S. Technology ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	$10,001-$50,000	$50,001-$100,000
	iShares Short-Term National AMT-Free Muni Bond ETF	$50,001-$100,000

Madhav V. Rajan	iShares Core MSCI Emerging Markets ETF	$50,001-$100,000	Over $100,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares High Dividend ETF	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond ETF	$50,001-$100,000
	iShares Select Dividend ETF	$50,001-$100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund’s investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Trustees. Each current Independent Trustee is paid an annual retainer of $275,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. For the period from January 1, 2011 through December 31, 2012, each current Independent Trustee was paid an annual retainer of $250,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Independent Chairman of the Boards is paid an additional annual retainer of $50,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000. The Chair of each of the Nominating and Governance Committees, Equity Plus Committees, Fixed Income Plus Committees, Securities Lending Committees and 15(c) Committees is paid an additional annual retainer of $15,000. Each Independent Trustee that serves as a director of subsidiaries of the Exchange-Traded Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius). Additionally, an Independent Trustee who travels to the Republic of Mauritius to attend board meetings is paid an additional $12,000 (plus an additional $2,117 paid annually to compensate for taxes due in the Republic of Mauritius).

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The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee from the Fund for the fiscal year ended October 31, 2012 and the aggregate compensation paid to them by the Exchange-Traded Complex for the calendar year ended December 31, 2012.

Name of Trustee	iSharesBond 2023 Corporate Term ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Independent Trustees:

Robert H. Silver	$0	Not Applicable	Not Applicable	$289,835
George G.C. Parker	0	Not Applicable	Not Applicable	260,165
John E. Kerrigan	0	Not Applicable	Not Applicable	265,510
Charles A. Hurty	0	Not Applicable	Not Applicable	290,000
Cecilia H. Herbert	0	Not Applicable	Not Applicable	273,010
John E. Martinez	0	Not Applicable	Not Applicable	261,760
Madhav V. Rajan	0	Not Applicable	Not Applicable	250,000

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Boards of Directors of iShares, Inc. and iShares MSCI Russia Capped ETF, Inc.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund, as it has not commenced operations as of the date of this SAI.

Potential Conflicts of Interest. The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund’s investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock and PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including equity, fixed-income, cash management and alternative investments. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by the Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts

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managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the

28

Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by the Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for the Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

29

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or mark-ups/mark-downs, will generally be charged to clients and, like commissions and mark-ups/mark-downs, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. The Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

BlackRock and its Affiliates, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees

30

and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser.

Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an

31

underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates may maintain securities indexes as part of their product offerings. Index based funds seek to track the performance of securities indexes and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indexes to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the Prospectus, BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of, interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

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For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.10%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BFA will be paid. BFA has contractually agreed to waive its management fees in an amount equal to Acquired Fund Fees and Expenses attributable to the Fund’s investment in other funds advised by BFA or its affiliates through the termination date of the Fund. The contractual waiver may be terminated prior to the Fund’s termination only upon written agreement of the Trust and BFA.

The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BFA or its affiliates from controlling or underwriting the shares of the Fund, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

BlackRock Solutions, a division of BlackRock, Inc. operated by an affiliate of BFA, offers risk-based analytical services to clients for a fee. As part of this service, BlackRock Solutions may provide its clients with analysis of the bonds and other securities or financial instruments included in the Fund’s or an Underlying Fund’s portfolio. BlackRock Solutions has no duty to provide, and will not provide, these analysis to shareholders of the Fund or an Underlying Fund who are not separately clients of BlackRock Solutions.

Portfolio Managers. As of April 30, 2013, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:

James Mauro

Types of Accounts	Number	Total Assets
Registered Investment Companies	58	$135,600,000,000
Other Pooled Investment Vehicles	14	$16,000,000,000
Other Accounts	9	$14,000,000,000
Accounts with Incentive-Based Fee Arrangements	2	$1,600,000,000

Scott Radell

Types of Accounts	Number	Total Assets
Registered Investment Companies	59	$138,700,000,000
Other Pooled Investment Vehicles	5	$3,400,000,000
Other Accounts	6	$4,100,000,000
Accounts with Incentive-Based Fee Arrangements	2	$1,800,000,000

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Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BFA a portion of that portfolio’s or account’s gains, or would pay BFA more for its services than would otherwise be the case if BFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BFA or any of its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2013:

James Mauro
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	$1,600,000,000

Scott Radell
	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	1	$1,200,000,000
Other Accounts	1	$600,000,000

The discussion below describes the Portfolio Managers’ compensation as of April 30, 2013.

Portfolio Manager Compensation Overview

BlackRock, Inc.’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, Inc. and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock, Inc.

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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

Long-Term Incentive Plan Awards—From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program—A portion of the compensation paid to eligible BlackRock, Inc. employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. James Mauro and Scott Radell are each eligible to participate in these plans.

As of June 17, 2013, the Portfolio Managers did not beneficially own any shares of the Fund.

Codes of Ethics. The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The codes of ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In

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addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

Distributor. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants and/or investor services organizations.

BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Payments by BFA and its Affiliates. BFA and/or its affiliates (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund and other iShares funds, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Fund and other iShares funds. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest and financial incentive exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

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As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS and certain affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers and investment professionals and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a reduced commission rate or commission free, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS during the wind-down period.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BFA or its affiliates are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts

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in a manner deemed equitable to all by BFA and its affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BFA and its affiliates may deal, trade and invest for their own account in the types of securities in which the Fund may invest. BFA and its affiliates may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of more than 230 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, the fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act, or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in the fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. The fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, NJ 07310.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of the fund and beneficial owners of 10% of the shares of the fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or the Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the

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shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

By March 31, 2023, the Fund’s holdings are expected to consist primarily of cash and cash equivalents. Around the same time, the Fund will wind up and terminate. Upon the Fund’s termination, it will distribute substantially all of its net assets, after making appropriate provision for any liabilities of the Fund, to then-current shareholders pursuant to a plan of liquidation. In accordance with the Declaration of Trust, the Fund will terminate on or about the date above, as approved by a majority of the Board, without requiring additional shareholder approval. The Board may extend the termination date if a majority of the Board determines the extension to be in the best interest of the Fund.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of May 31, 2013:

Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
50,000	$5,000,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as defined below under “Redemption of Shares in Creation Units”), as applicable, in connection with a purchase or redemption of a Creation Unit, generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As the planned termination date of the Fund approaches, and particularly as the bonds held by the Fund begin to mature, the Fund expects to effect both creations and redemptions increasingly for cash.

BFA makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in

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lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.

Cash Purchase Method. Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede  & Co. for the account of a DTC Participant.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Placement of Creation Orders. Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

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Purchase Orders. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders for Creation Units to be placed earlier in the day. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

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Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof ) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
$150	3.0%

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be

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applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.

Cash Redemption Method. Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
$150	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Placement of Redemption Orders. Redemption requests for Creation Units of the Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form

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specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creations and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor.

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However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2013 and 2014, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2013				2014
The United States				The United States
January 1	May 24*	October 14	December 24*	January 1	April 18	September 1	December 25
January 21	May 27	November 11	December 25	January 20	May 23*	November 27	December 31*
February 18	July 4	November 28	December 31*	February 17	May 26	November 28*
March 29*	September 2	November 29*		April 17*	July 4	December 24*

* The U.S. bond market has recommended early close.				* The U.S. bond market has recommended early close.

Taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Regulated Investment Company Qualification. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each

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quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.

In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to

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shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.

Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-

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December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If your Fund shares are loaned pursuant to securities lending agreements, you may lose the ability to report any distributions from the Fund as long-term capital gain.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, by, or by an option on, substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at a 28% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

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The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Non-U.S. Investments. Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Underlying Funds, if invested in non-U.S. securities, may be subject to non-U.S. income taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund itself will be eligible to elect to pass-through such amounts to its stockholders and may do so, depending upon circumstances.

If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund. If the Fund enters into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Original Issue Discount. Original issue discount (“OID”) on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all

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stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.

Reporting. If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due

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diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr  & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

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Appendix A

DESCRIPTION OF FIXED-INCOME RATINGS

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Moody’s Ratings

Long-Term Obligations

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

A-1

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Long-Term Obligations

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated

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debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Ratings Services believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s Ratings Services does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s Ratings Services. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s Ratings Services believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. B ratings indicate that material credit risk is present.

CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

The subscript ’emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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